Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document Document And Entity Information [Abstract]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	ACT
Entity Registrant Name	Actavis, Inc.
Entity Central Index Key	0000884629
Current Fiscal Year End Date	--12-31

CONSOLIDATED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 319	$ 209.3
Marketable securities	9	14.9
Accounts receivable, net	1,330.9	1,165.7
Inventories, net	1,546.5	889.4
Prepaid expenses and other current assets	323.6	122.3
Deferred tax assets	309.3	168.1
Total current assets	3,838.3	2,569.7
Property and equipment, net	1,485	713.7
Investments and other assets	91.2	71.3
Deferred tax assets	61.8	21.7
Product rights and other intangibles	3,784.3	1,613.6
Goodwill	4,854.2	1,708.3
Total assets	14,114.8	6,698.3
Current liabilities:
Accounts payable and accrued expenses	2,467.9	1,535.4
Income taxes payable	68.1	106.7
Current portion of long-term debt and capital leases	176.2	184.5
Deferred revenue	32.3	12.8
Deferred tax liabilities	4.8	0.1
Total current liabilities	2,749.3	1,839.5
Long-term debt and capital leases	6,257.1	848.5
Deferred revenue	11.3	17
Other long-term liabilities	162.6	72.7
Other taxes payable	70.3	79
Deferred tax liabilities	1,007.8	279.1
Total liabilities	10,258.4	3,135.8
Commitments and contingencies
Equity:
Preferred Stock; no par value per share; 2.5 million shares authorized
Common stock; $0.0033 par value per share; 500.0 million shares authorized, 138.0 million and 137.1 million shares issued and 127.7 million and 127.2 million shares outstanding, respectively	0.4	0.4
Additional paid-in capital	1,956.7	1,881
Retained earnings	2,182.7	2,085.4
Accumulated other comprehensive income (loss)	36.8	(76.5)
Treasury stock, at cost; 10.3 million and 10.0 million shares held, respectively	(342.8)	(326.7)
Total stockholders' equity	3,833.8	3,563.6
Noncontrolling interest	22.6	(1.1)
Total equity	3,856.4	3,562.5
Total liabilities and equity	$ 14,114.8	$ 6,698.3

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Statement Of Financial Position [Abstract]
Preferred stock, par value
Preferred stock, shares authorized	2.5	2.5
Common stock, par value	$ 0.0033	$ 0.0033
Common stock, shares authorized	500	500
Common stock, shares issued	138	137.1
Common stock, shares outstanding	127.7	127.2
Treasury stock, Shares	10.3	10

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement [Abstract]
Net revenues	$ 5,914.9	$ 4,584.4	$ 3,566.9
Operating expenses:
Cost of sales (excludes amortization, presented below)	3,390.4	2,564.9	1,998.5
Research and development	401.8	295.4	296.1
Selling and marketing	546.5	401.8	320
General and administrative	624.8	353.1	436.1
Amortization	481.1	354.3	180
Loss on asset sales and impairments, net	149.5	78.7	30.8
Total operating expenses	5,594.1	4,048.2	3,261.5
Operating income	320.8	536.2	305.4
Non-Operating income (expense):
Interest income	2.5	2.1	1.6
Interest expense	(116.7)	(81.8)	(84.1)
Other income (expense), net	38.5	(0.5)	27.7
Total other income (expense), net	(75.7)	(80.2)	(54.8)
Income before income taxes and noncontrolling interest	245.1	456	250.6
Provision for income taxes	146.8	196.9	67.3
Net income	98.3	259.1	183.3
(Income)/loss attributable to noncontrolling interest	(1)	1.8	1.1
Net income attributable to common shareholders	$ 97.3	$ 260.9	$ 184.4
Earnings per share attributable to common shareholders:
Basic	$ 0.77	$ 2.1	$ 1.51
Diluted	$ 0.76	$ 2.06	$ 1.48
Weighted average shares outstanding:
Basic	125.8	124.5	122.4
Diluted	128.4	126.5	124.2

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement Of Income And Comprehensive Income [Abstract]
Net income	$ 98.3	$ 259.1	$ 183.3
Other comprehensive income (loss)
Foreign currency translation gains (losses)	113.3	(64.9)	(11.5)
Unrealized gains (losses) on securities, net of tax		(8.3)	8.1
Reclassification for gains included in net income, net of tax		(0.8)	(1)
Total other comprehensive income (loss), net of tax	113.3	(74)	(4.4)
Comprehensive income	211.6	185.1	178.9
Comprehensive (income)/loss attributable to noncontrolling interest	(1)	1.8	1.1
Comprehensive income attributable to common shareholders	$ 210.6	$ 186.9	$ 180

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows From Operating Activities:
Net income	$ 98.3	$ 259.1	$ 183.3
Reconciliation to net cash provided by operating activities:
Depreciation	97.5	93.6	101.9
Amortization	481.1	354.3	180
Provision for inventory reserve	62.5	44.4	50
Share-based compensation	48.8	39.8	23.5
Deferred income tax benefit	(221)	(126.9)	(118.3)
(Gain) loss on equity method investments	(1.3)	4.5
Gain on sale of securities	(28.8)	(0.8)	(27.3)
Loss on asset sales and impairment, net	58.7	76.3	29.8
Loss on foreign exchange derivatives	70.4
Amortization of deferred financing costs	40.6
Increase in allowance for doubtful accounts	3.6	2.3	9.5
Accretion of preferred stock and contingent payment consideration	21.5	14.6	38.4
Contingent consideration fair value adjustment	(19.5)
Excess tax benefit from stock-based compensation	(13.7)	(14.6)
Other, net	3.3	(0.2)	11.3
Changes in assets and liabilities (net of effects of acquisitions):
Accounts receivable, net	371.1	(590.9)	(57.1)
Inventories	(6.2)	(282.2)	10.5
Prepaid expenses and other current assets	(41.6)	43.5	55.4
Accounts payable and accrued expenses	(222.7)	671.8	96.5
Deferred revenue	(14.9)	(8.7)	(10.6)
Income and other taxes payable	(130.6)	85.5	(20.8)
Other assets and liabilities	8.7	(33.4)	15
Total adjustments	567.5	372.9	387.7
Net cash provided by operating activities	665.8	632	571
Cash Flows From Investing Activities:
Additions to property and equipment	(137.5)	(126.7)	(56.6)
Additions to product rights and other intangibles	(9)	(18.7)	(10.9)
Additions to investments	(5.2)	(13.6)	(49.2)
Proceeds from sales of property and equipment	8	6.7	2.7
Proceeds from sales of marketable securities and other investments	58.9	6.1	104.9
Proceeds from sales of divested products	232.5
Acquisition of business, net of cash acquired	(5,742.8)	(575.1)	(67.5)
Investment in foreign exchange derivative	(156.7)
Other investing activities, net	2.8	2.3	2.5
Net cash used in investing activities	(5,749)	(719)	(74.1)
Cash Flows From Financing Activities:
Proceeds from issuance of long-term debt	5,665.5
Proceeds from borrowings on credit facility	375	400
Debt issuance costs	(77.8)
Payments on debt, including capital lease obligations	(679.7)	(428.8)	(459.7)
Proceeds from stock plans	18.8	54.9	54.7
Payment of contingent consideration	(105.3)	(4.5)
Repurchase of common stock	(16.1)	(14.2)	(6.3)
Acquisition of noncontrolling interest	(4.5)	(5.6)
Excess tax benefit from stock-based compensation	13.7	14.6
Net cash provided by (used in) financing activities	5,189.6	16.4	(411.3)
Effect of currency exchange rate changes on cash and cash equivalents	3.3	(2.9)	(4.2)
Net (decrease) increase in cash and cash equivalents	109.7	(73.5)	81.4
Cash and cash equivalents at beginning of period	209.3	282.8	201.4
Cash and cash equivalents at end of period	319	209.3	282.8
Cash paid during the year for:
Interest	56.7	48.9	49.4
Income taxes, net of refunds	$ 489	$ 223.4	$ 193.9

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Millions, unless otherwise specified	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Treasury Stock [Member]
Beginning Balance at Dec. 31, 2009	$ 3,023.1	$ 0.4	$ 1,686.9	$ 1,640.1	$ 1.9	$ (306.2)
Beginning Balance, Shares at Dec. 31, 2009		133				(9.6)
Comprehensive income:
Net income attributable to common shareholders	184.4			184.4
Other comprehensive income (loss), net of tax	(4.4)				(4.4)
Comprehensive income attributable to common shareholders	180
Share-based compensation	23.5		23.5
Common stock issued under employee stock plans	54.7		54.7
Common stock issued under employee stock plans, Shares		2.5
Tax benefits from exercise of options	6.7		6.7
Repurchase of common stock	(6.3)					(6.3)
Repurchase of common stock, Shares						(0.1)
Ending Balance at Dec. 31, 2010	3,281.7	0.4	1,771.8	1,824.5	(2.5)	(312.5)
Ending Balance, Shares at Dec. 31, 2010		135.5				(9.7)
Comprehensive income:
Net income attributable to common shareholders	260.9			260.9
Other comprehensive income (loss), net of tax	(74)				(74)
Comprehensive income attributable to common shareholders	186.9
Share-based compensation	39.8		39.8
Common stock issued under employee stock plans	54.8		54.8
Common stock issued under employee stock plans, Shares		1.6
Tax benefits from exercise of options	14.6		14.6
Repurchase of common stock	(14.2)					(14.2)
Repurchase of common stock, Shares	0.3					(0.3)
Ending Balance at Dec. 31, 2011	3,563.6	0.4	1,881	2,085.4	(76.5)	(326.7)
Ending Balance, Shares at Dec. 31, 2011		137.1				(10)
Comprehensive income:
Net income attributable to common shareholders	97.3			97.3
Other comprehensive income (loss), net of tax	113.3				113.3
Comprehensive income attributable to common shareholders	210.6
Share-based compensation	48.1		48.1
Common stock issued under employee stock plans	18.8		18.8
Common stock issued under employee stock plans, Shares		0.9
Tax benefits from exercise of options	13.7		13.7
Acquisition of noncontrolling interest	(4.9)		(4.9)
Repurchase of common stock	(16.1)					(16.1)
Repurchase of common stock, Shares	0.3					(0.3)
Ending Balance at Dec. 31, 2012	$ 3,833.8	$ 0.4	$ 1,956.7	$ 2,182.7	$ 36.8	$ (342.8)
Ending Balance, Shares at Dec. 31, 2012		138				(10.3)

Description of Business	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Description of Business

NOTE 1 — Description of Business

Actavis, Inc. was incorporated in 1985 under the name Watson Pharmaceuticals, Inc. and began operations as a manufacturer and marketer of off-patent pharmaceuticals. On January 24, 2013, Watson Pharmaceuticals, Inc. adopted Actavis, Inc. (NYSE:ACT) as its new global name and on January 25, 2013 began trading under a new symbol — ACT — on the New York Stock Exchange.

Actavis, Inc. is engaged in the development, manufacturing, marketing, sale and distribution of generic and brand pharmaceutical products. Actavis is also developing biosimilar pharmaceutical products. Additionally, we distribute generic and certain select brand pharmaceutical products manufactured by third parties through our Anda Distribution business. Actavis operates manufacturing, distribution, research and development (“R&D”) and administrative facilities in many of the world’s established and growing international markets, including the U.S., Europe, Canada, Malta, India, Southeast Asia and Brazil.

Acquisition of Actavis Group

On October 31, 2012, we completed the acquisition of Actavis Group for a cash payment of €4.2 billion, or approximately $5.5 billion, and potential contingent consideration payable in the form of up to 5.5 million newly issued shares of Actavis, Inc. common stock or, under certain conditions, in cash. Actavis Group was a privately held generic pharmaceutical company specializing in the development, manufacture and sale of generic pharmaceuticals. Actavis Group’s results are included in the Actavis Pharma segment as of the acquisition date. For additional information on the Actavis Group acquisition, refer to “NOTE 5 – Acquisitions and Divestitures.”

Acquisition of Ascent Pharmahealth Ltd.

On January 24, 2012, we completed the acquisition of Ascent Pharmahealth Ltd., (“Ascent”) the Australian and Southeast Asian generic pharmaceutical business of Strides Arcolab Ltd. for AU$376.6 million, or approximately $392.6 million, including working capital adjustments. As a result of the acquisition, Actavis enhances its commercial presence in Australia and gains a selling and marketing capability in Southeast Asia through Ascent’s line of generic and over-the-counter products. For additional information on the Ascent acquisition, refer to “NOTE 5 – Acquisitions and Divestitures.”

Acquisition of Specifar

On May 25, 2011, we completed the acquisition of Specifar Commercial Industrial Pharmaceutical, Chemical and Construction Exploitations Societe Anonyme (ABEE) (“Specifar”), a privately-held multinational generic pharmaceutical company for €398.5 million, or approximately $559.5 million, including net working capital adjustments. As a result of the acquisition, we enhanced our commercial presence in key European markets through Specifar’s portfolio of approved products. The transaction also gave Actavis a strong branded-generic commercial presence in the Greek pharmaceutical market.

Under the terms of the acquisition agreement, Specifar’s former owners could receive additional consideration based upon future profits of esomeprazole tablets during its first five years of sales, up to a maximum of €40.0 million.

Specifar’s results are included in the Actavis Pharma segment, as of the acquisition date. For additional information on the Specifar acquisition, refer to “NOTE 5 – Acquisitions and Divestitures”.

Global Generics Business Development

The Company’s two most significant products in 2012 were the authorized generic version of Concerta® (methylphenidate ER) and Lipitor® (atorvastatin), which on a combined basis comprised 20.8% of the Company’s revenues. These products were sold pursuant to exclusive marketing arrangements.

Methylphenidate ER is sold pursuant to an exclusive agreements with Ortho-McNeil-Janssen Pharmaceuticals, Inc. (“OMJPI”). Under the terms of the agreement, OMJPI supplies the Company with product. Actavis, Inc. launched its authorized generic of Concerta® on May 1, 2011. Under the terms of its agreement with OMJPI, the Company pays a royalty to OMJPI based on the gross profit of product revenues as defined in the agreements. During 2012, the royalty payable to OMJPI ranged from 50% to 55% of sales. This royalty includes the cost of the product supplied by OMJPI. Our royalty payable on sales of methylphenidate ER declines when a third party competitor launches a competing bioequivalent product. The change in royalty is a one-time event and is applied on a strength-by-strength basis following the launch of the first third party generic competitor. In January of 2013, a competitor launched a generic version of the 27mg strength, triggering the one time decline in royalty on this strength. Accordingly, for the 27mg strength, commencing in January 2013, the royalty payable to OMJPI will be approximately 30% of sales, which includes the cost of the product supplied by OMJPI. The royalty on the 18mg, 35mg and 54mg strengths will remain at approximately 50% until a competitive launch occurs, at which point the royalty rate will be reduced to approximately 30%. The agreement with OMJPI expires on December 31, 2014 and is subject to normal and customary early termination provisions.

During 2011 and 2012, Atorvastatin was sold pursuant to an exclusive agreement with Pfizer, Inc. (“Pfizer”). Actavis, Inc. launched its authorized generic of Lipitor® on November 30, 2011. Due to the significant decline in the market for this product, the Company agreed to terminate this agreement effective January 1, 2013. In exchange, the Company is entitled to receive a royalty on future sales of the product by Pfizer through 2015.

Biosimilars Collaborations

On December 19, 2011, we entered into a collaboration agreement with Amgen, Inc. to develop and commercialize, on a worldwide basis, several oncology antibody biosimilar medicines. Under the terms of the agreement, Amgen will assume primary responsibility for developing, manufacturing and initially commercializing the oncology antibody products. Watson will contribute up to $400.0 million in co-development costs over the course of development, including the provision of development support, and will share product development risks. In addition, we will contribute our significant expertise in the commercialization and marketing of products in highly competitive specialty and generic markets, including helping effectively manage the lifecycle of the biosimilar products. The collaboration products are expected to be sold under a joint Amgen/Watson label. We will initially receive royalties and sales milestones from product revenues. The collaboration will not pursue biosimilars of Amgen’s proprietary products.

On July 13, 2012, the Company entered into a global license agreement with Synthon, obtaining an exclusive license to its trastuzumab molecule, which is being developed as a biosimilar to Herceptin®. Watson subsequently contributed the product to the Company’s biosimilar collaboration with Amgen. Under the terms of the Synthon agreement, Amgen and Watson will assume all responsibility for worldwide development and commercialization of biosimilar trastuzumab, including Phase III clinical trials and global manufacturing. The agreement entitles Synthon to an initial payment and the opportunity to receive a milestone payment and royalties on net sales. Synthon will also receive compensation for transitional support activities provided under the agreement.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE 2 — Summary of Significant Accounting Policies

Basis of Presentation

The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The consolidated financial statements include the accounts of wholly owned subsidiaries, after elimination of intercompany accounts and transactions.

Our consolidated financial statements include the financial results of all acquired companies subsequent to the Acquisition Date.

Use of Estimates

Management is required to make certain estimates and assumptions in order to prepare consolidated financial statements in conformity with GAAP. Such estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The Company’s most significant estimates relate to the determination of sales returns and allowances (“SRA”) for accounts receivable and accrued liabilities, valuation of inventory balances, the determination of useful lives for intangible assets, pension and other post-retirement benefit plan assumptions, the assessment of expected cash flows used in evaluating goodwill and other long-lived assets for impairment and recognition and measurement of assets acquired and liabilities assumed in business combinations at fair value. The estimation process required to prepare the Company’s consolidated financial statements requires assumptions to be made about future events and conditions, and as such, is inherently subjective and uncertain. The Company’s actual results could differ materially from those estimates.

Foreign Currency Translation

For most of the Company’s international operations, the local currency has been determined to be the functional currency. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments as a component of accumulated other comprehensive income (loss) within stockholders’ equity in the consolidated balance sheets. We translate functional currency statement of income amounts to their U.S. dollar equivalents at the average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded as general and administrative expenses in the consolidated statements of operations.

Cash and Cash Equivalents

The Company considers cash and cash equivalents to include cash in banks, commercial paper and deposits with financial institutions that can be liquidated without prior notice or penalty. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Other Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, marketable securities, accounts and other receivables, investments, trade accounts payable, our $1,200.0 million aggregate principal amount of 1.875% senior notes due 2017, $1,700.0 million aggregate principal amount of 3.250% senior notes due 2022, and $1,000.0 million aggregate principal amount of 4.625% senior notes due 2042, our $450.0 million aggregate principal amount of 5.000% notes due 2014 and $400.0 million aggregate principal amount of 6.125% notes due 2019, $1,700.0 million Term Loan Credit Agreement, and our credit agreement with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and a syndicate of banks establishing a senior unsecured revolving credit facility (the “Revolving Credit Facility”). The carrying amounts of cash and cash equivalents, marketable securities, accounts and other receivables and trade accounts payable are representative of their respective fair values due to their relatively short maturities. The fair values of investments in companies that are publicly traded and not accounted for under the equity method are based on quoted market prices. The Company estimates the fair value of its fixed rate long-term obligations based on quoted market rates. At December 31, 2012, the fair value of our Senior Notes was approximately $248.2 million greater than the carrying value.

Inventories

Inventories consist of finished goods held for sale and distribution, raw materials and work in process. Included in inventory at December 31, 2012 and 2011 was approximately $49.7 million and $6.8 million, respectively, of inventory that was pending approval by the U.S. Food and Drug Administration (“FDA”), by other regulatory agencies or has not been launched due to contractual restrictions. This inventory consists of generic pharmaceutical products that are capitalized only when the bioequivalence of the product is demonstrated or the product has already received regulatory approval and is awaiting a contractual triggering event to enter the marketplace. Inventories are stated at the lower of cost (first-in, first-out method) or market (net realizable value). The Company writes down inventories to net realizable value based on forecasted demand and market conditions, which may differ from actual results.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Major renewals and improvements are capitalized, while routine maintenance and repairs are expensed as incurred. Costs associated with internally developed software are accounted for in accordance with the guidance for the treatment of costs associated with computer software development that defines those costs to be capitalized and those to be expensed. The Company capitalizes interest on qualified construction projects. At the time property and equipment are retired from service, the cost and accumulated depreciation is removed from the respective accounts.

Depreciation expense is computed principally on the straight-line method, over the estimated useful lives of the related assets. The following table provides the range of estimated useful lives used for each asset type:

Computer software / hardware	3-10 years
Machinery and equipment	3-15 years
Research and laboratory equipment	3-10 years
Furniture and fixtures	3-10 years
Buildings, improvements, leasehold improvements and other	4-50 years

The Company assesses property and equipment for impairment whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable.

Investments

The Company’s equity investments are accounted for under the equity method when the Company can exert significant influence and ownership does not exceed 50%. The Company records equity method investments at cost and adjust for the appropriate share of investee net earnings or losses. Investments in which the Company owns less than a 20% interest and cannot exert significant influence are accounted for using the cost method if the fair value of such investments is not readily determinable.

Marketable Securities

The Company’s marketable securities consist of U.S. Treasury and agency securities and equity securities of publicly-held companies. The Company’s marketable securities are classified as available-for-sale and are recorded at fair value, based upon quoted market prices. Unrealized temporary adjustments to fair value are included on the balance sheet in a separate component of stockholders’ equity as unrealized gains and losses and reported as a component of accumulated other comprehensive income. No gains or losses on marketable securities are realized until shares are sold or a decline in fair value is determined to be other-than-temporary. If a decline in fair value is determined to be other-than-temporary, an impairment charge is recorded and a new cost basis in the investment is established.

Goodwill and Intangible Assets with Indefinite-Lives

We test goodwill and intangible assets with indefinite-lives for impairment annually at the end of the second quarter by comparing the fair value of each of the Company’s reporting units to the respective carrying value of the reporting units. Additionally, we perform impairment testing when events occur that could potentially reduce the fair value of a reporting unit below its carrying amount. The carrying value of each reporting unit is determined by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units.

Goodwill is considered impaired if the carrying amount of the net assets exceeds the fair value of the reporting unit. Impairment, if any, would be recorded in operating income and this could result in a material reduction in net income and earnings per share. During the second quarter of 2012, the Company performed its annual impairment assessment of goodwill, acquired in-process research and development (“IPR&D”) intangibles and trade name intangibles assets with indefinite-lives. The Company determined there was no impairment associated with goodwill or trade name intangibles.

IPR&D intangible assets represent the value assigned to acquired R&D projects that, as of the date acquired, represent the right to develop, use, sell and/or offer for sale a product or other intellectual property that we have acquired with respect to products and/or processes that have not been completed or approved. The IPR&D intangible assets are subject to impairment testing until completion or abandonment of each project. Impairment testing requires the development of significant estimates and assumptions involving the determination of estimated net cash flows for each year for each project or product (including net revenues, cost of sales, R&D costs, selling and marketing costs), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include legal risk and regulatory risk. Changes in these assumptions or uncertainties could result in future impairment charges. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change or the timely completion of each project to commercial success will occur. For these and other reasons, actual results may vary significantly from estimated results. In 2012, the Company recorded $101.0 million of impairment charges related to certain IPR&D assets acquired as part of the Specifar acquisition resulting in the decrease of IPR&D assets. In 2011, the Company recorded $102.8 million impairment charges related to certain IPR&D assets due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched. (Refer to “NOTE 9 — Goodwill, Product Rights and Other Intangibles” for additional details.)

Upon successful completion of each project and launch of the product, the Company makes a determination of the useful life of the intangible, transfers the amount to currently marketed products (“CMP”) and amortizes the asset over its estimated useful life.

Contingent Consideration

Contingent consideration is recorded at the acquisition date estimated fair value of the contingent payment for all acquisitions. The fair value of the contingent consideration is remeasured at each reporting period with any adjustments in fair value included in our consolidated statement of operations. (Refer to “NOTE 17— Fair Value Measurements” for additional details regarding the fair value of contingent consideration.)

Revenue Recognition

Revenue is generally realized or realizable and earned when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. The Company records revenue from product sales when title and risk of ownership have been transferred to the customer, which is typically upon delivery to the customer. Revenues recognized from research, development and licensing agreements (including milestone receipts) are recorded on the “contingency-adjusted performance model” which requires deferral of revenue until such time as contract milestone requirements, as specified in the individual agreements, have been met. Under this model, revenue related to each payment is recognized over the entire contract performance period, starting with the contract’s commencement, but not prior to earning and/or receiving the milestone amount (i.e., removal of any contingency). The amount of revenue recognized is based on the ratio of costs incurred to date to total estimated cost to be incurred. In certain circumstances, it may be appropriate to recognize consideration that is contingent upon achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. Royalty and commission revenue is recognized in accordance with the terms of their respective contractual agreements when collectability is reasonably assured and revenue can be reasonably measured.

Provisions for Sales Returns and Allowances

As is customary in the pharmaceutical industry, the Company’s gross product sales are subject to a variety of deductions in arriving at reported net product sales, most significantly in the U.S. When the Company recognizes revenue from the sale of its products, an estimate of SRA is recorded which reduces product sales. Accounts receivable and/or accrued liabilities are also reduced and/or increased by the SRA amount. These adjustments include estimates for chargebacks, rebates, cash discounts and returns and other allowances. These provisions are estimated based on historical payment experience, historical relationship to revenues, estimated customer inventory levels and current contract sales terms with direct and indirect customers. The estimation process used to determine our SRA provision has been applied on a consistent basis and no material adjustments have been necessary to increase or decrease our reserves for SRA as a result of a significant change in underlying estimates. The Company uses a variety of methods to assess the adequacy of our SRA reserves to ensure that our consolidated financial statements are fairly stated. This includes periodic reviews of customer inventory data, customer contract programs and product pricing trends to analyze and validate the SRA reserves.

Chargebacks — The provision for chargebacks is our most significant sales allowance. A chargeback represents an amount payable in the future to a wholesaler for the difference between the invoice price paid to the Company by our wholesale customer for a particular product and the negotiated contract price that the wholesaler’s customer pays for that product. The Company’s chargeback provision and related reserve vary with changes in product mix, changes in customer pricing and changes to estimated wholesaler inventories. The provision for chargebacks also takes into account an estimate of the expected wholesaler sell-through levels to indirect customers at contract prices. The Company validates the chargeback accrual quarterly through a review of the inventory reports obtained from our largest wholesale customers. This customer inventory information is used to verify the estimated liability for future chargeback claims based on historical chargeback and contract rates. These large wholesalers represent 85% — 90% of the Company’s chargeback payments. The Company continually monitors current pricing trends and wholesaler inventory levels to ensure the liability for future chargebacks is fairly stated.

Rebates — Rebates include volume related incentives to direct and indirect customers and Medicaid rebates based on claims from Medicaid benefit providers.

Volume rebates are generally offered to customers as an incentive to continue to carry our products and to encourage greater product sales. These rebate programs include contracted rebates based on customer’s purchases made during an applicable monthly, quarterly or annual period. The provision for rebates is estimated based on our customers’ contracted rebate programs and our historical experience of rebates paid. Any significant changes to our customer rebate programs are considered in establishing our provision for rebates. The Company continually monitors its customer rebate programs to ensure that the liability for accrued rebates is fairly stated.

The provision for Medicaid rebates is based upon historical experience of claims submitted by the various states. The Company monitors Medicaid legislative changes to determine what impact such legislation may have on our provision for Medicaid rebates. Our accrual of Medicaid rebates is based on historical payment rates and is reviewed on a quarterly basis against actual claim data to ensure the liability is fairly stated.

Returns and Other Allowances — Our provision for returns and other allowances include returns, pricing adjustments, promotional allowances and billback adjustments.

Consistent with industry practice, the Company maintains a return policy that allows our customers to return product for credit. In accordance with our return goods policy, credit for customer returns of product is applied against outstanding account activity or by check. Product exchanges are not permitted. Customer returns of product are not resalable unless the return is due to a shipping error. Our estimate of the provision for returns is based upon historical experience and current trends of actual customer returns. Additionally, we consider other factors when estimating our current period return provision, including levels of inventory in our distribution channel as well as significant market changes which may impact future expected returns, and make adjustments to our current period provision for returns when it appears product returns may differ from our original estimates.

Pricing adjustments, which include shelf stock adjustments, are credits issued to reflect price decreases in selling prices charged to our direct customers. Shelf stock adjustments are based upon the amount of product our customers have in their inventory at the time of an agreed-upon price reduction. The provision for shelf stock adjustments is based upon specific terms with our direct customers and includes estimates of existing customer inventory levels based upon their historical purchasing patterns. The Company regularly monitors all price changes to help evaluate our reserve balances. The adequacy of these reserves is readily determinable as pricing adjustments and shelf stock adjustments are negotiated and settled on a customer-by-customer basis.

Promotional allowances are credits, which are issued in connection with a product launch or as an incentive for customers to begin carrying our product. The Company establishes a reserve for promotional allowances based upon these contractual terms.

Billback adjustments are credits that are issued to certain customers who purchase directly from the Company as well as indirectly through a wholesaler. These credits are issued in the event there is a difference between the customer’s direct and indirect contract price. The provision for billbacks is estimated based upon historical purchasing patterns of qualified customers who purchase product directly from the Company and supplement their purchases indirectly through the Company’s wholesale customers.

Cash Discounts — Cash discounts are provided to customers that pay within a specific period. The provision for cash discounts are estimated based upon invoice billings, utilizing historical customer payment experience. Our customer’s payment experience is fairly consistent and most customer payments qualify for the cash discount. Accordingly, our reserve for cash discounts is readily determinable.

Net revenues and accounts receivable balances in the Company’s consolidated financial statements are presented net of SRA estimates. Certain SRA balances are included in accounts payable and accrued expenses. Accounts receivable are presented net of SRA balances of $814.3 million and $556.3 million at December 31, 2012 and 2011, respectively. SRA balances in accounted receivable at December 31, 2012 increased $258.0 million compared to December 31, 2011 primarily related to the acquisition of the Actavis Group. Accounts payable and accrued expenses include $634.4 million and $250.5 million at December 31, 2012 and 2011, respectively, for certain rebates and other amounts due to indirect customers. SRA balances in accounts payable and accrued expenses at December 31, 2012 increased $383.9 million compared to December 31, 2011 primarily related to the acquisition of Actavis Group.

The following table summarizes the activity in the Company’s major categories of SRA (in millions):

	Chargebacks	Rebates	Returns and Other Allowances	Cash Discounts	Total
Balance at December 31, 2009	$117.4	$188.4	$97.5	$15.3	$418.6
Provision related to sales in 2010	1,175.5	755.0	206.5	90.5	2,227.5
Credits and payments	(1,192.1)	(723.5)	(214.7)	(88.8)	(2,219.1)

Balance at December 31, 2010	100.8	219.9	89.3	17.0	427.0

Provision related to sales in 2011	1,308.1	1,113.2	306.6	120.5	2,848.4
Credits and payments	(1,248.0)	(844.1)	(273.9)	(102.6)	(2,468.6)

Balance at December 31, 2011	160.9	489.0	122.0	34.9	806.8

Add: Actavis Acquisition (revised)	94.3	359.4	171.4	9.7	634.8
Provision related to sales in 2012	1,522.4	1,484.4	485.5	155.2	3,647.5
Credits and payments	(1,566.1)	(1,482.0)	(429.4)	(162.9)	(3,640.4)

Balance at December 31, 2012	$211.5	$850.8	$349.5	$36.9	$1,448.7

The provision for chargebacks as a percentage of gross revenues has decreased from 20.3% in 2010, 17.6% in 2011 and 15.9% in 2012 primarily related to growth of international revenues as a result of the acquisitions of Specifar in 2011, and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma Segment. The provision for rebates has increased from 13.0% in 2010, 15.0% in 2011 and 15.5% in 2012 primarily related to the growth of international revenues as a result of the acquisitions of Specifar in 2011 and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma segment. Returns and other allowances increased due to returns for new product launches and other allowances related to new product launches and customer and product mix. The increase in provision for cash discounts is due to the acquisitions of Specifar, Ascent and Actavis.

The Company does not expect future payments of SRA to materially exceed our current estimates. However, if future SRA payments were to materially exceed our estimates, such adjustments may have a material adverse impact on our financial position, results of operations and cash flows.

Shipping and Handling Costs

The Company records shipping and handling costs in selling and marketing expenses. These expenses were $102.3 million, $72.9 million and $66.5 million in 2012, 2011 and 2010, respectively.

Concentration of Major Customers and Suppliers

For the years ended December 31, 2012, 2011 and 2010 there were only two customers that accounted for more than 10% of net revenues. For each of the years ended December 31, 2012 and 2011 the Company’s two largest customers accounted for 16% and 14%, individually, of the Company’s net revenues. For the year ended December 31, 2010, the Company’s two largest customers accounted for 14% and 11%, individually, of the Company’s net revenues.

Our accounts receivable primarily arise from product sales in North America and Europe and primarily represent amounts due from wholesalers, distributors, chain drug stores and service providers in the health care and pharmaceutical industries, public hospitals and other government entities. Approximately 53% and 68% of the gross accounts receivable balance are concentrated among our four largest customers at December 31, 2012 and 2011, respectively. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential uncollectible accounts. Actual losses from uncollectible accounts have been minimal.

Outside of the U.S., concentrations of credit risk with respect to accounts receivable are limited due to the wide variety of customers and markets using our products, as well as their dispersion across many different geographic areas. We monitor economic conditions, including volatility associated with international economies, and related impacts on the relevant financial markets and our business, especially in light of sovereign credit issues. As of December 31, 2012, the Company’s gross accounts receivable and allowance for potential uncollectible accounts in Greece, Italy, Spain and Portugal totaled approximately $57.6 million and $8.7 million, respectively. Of this amount, hospital and public sector receivables were approximately $13.5 million in the aggregate, of which approximately 36.4%, 30.1%, 18.4% and 15.1% related to Italy, Spain, Greece and Portugal, respectively. The deteriorating credit and economic conditions within Greece, Italy, Spain and Portugal as well as inherent variability of timing of cash receipts, have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect accounts receivable outstanding. We continue to monitor these conditions, including the length of time that it takes to collect on our accounts receivable outstanding in Greece, Italy, Spain and Portugal. The Company does not expect to have write-offs or adjustments to accounts receivable which would have a material adverse effect on its financial position, liquidity or results of operations.

Certain of the Company’s finished products and raw materials are obtained from single source suppliers. Although the Company seeks to identify more than one source for its various finished products and raw materials, loss of a single source supplier could have an adverse effect on the Company’s results of operations, financial condition and cash flows. Third-party manufactured products accounted for approximately 55%, 49% and 33% of our Actavis Pharma and Actavis Specialty Brands product net revenues in 2012, 2011 and 2010, respectively, including products supplied under authorized generic arrangements.

Research and Development Activities (R&D)

R&D activities are expensed as incurred and consist of self-funded R&D costs and the costs associated with work performed under collaborative R&D agreements. R&D expenses include direct and allocated expenses. R&D expenses incurred under collaborative agreements were approximately $74.2 million, $21.5 million and $11.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes

Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities at the applicable tax rates. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluates the realizability of its deferred tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization include the Company’s forecast of future taxable income and available tax planning strategies that could be implemented to realize the net deferred tax assets. Failure to achieve forecasted taxable income in applicable tax jurisdictions could affect the ultimate realization of deferred tax assets and could result in an increase in the Company’s effective tax rate on future earnings.

Income tax positions must meet a more-likely-than-not recognition threshold to be recognized. Income tax positions that previously failed to meet the more-likely-than-not threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met. We recognize potential accrued interest and penalties related to unrecognized tax benefits within the consolidated statements of income as income tax expense.

Comprehensive Income

Comprehensive income includes all changes in equity during a period except those that resulted from investments by or distributions to the Company’s stockholders. Other comprehensive income refers to revenues, expenses, gains and losses that, under GAAP, are included in comprehensive income, but excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. Actavis’ other comprehensive income (loss) is composed of unrealized gains (losses) on certain holdings of publicly traded equity securities, net of realized gains (losses) included in net income and foreign currency translation adjustments.

Earnings Per Share (“EPS”)

Basic EPS is computed by dividing net income by the weighted average common shares outstanding during a period. Diluted EPS is based on the treasury stock method and includes the effect from potential issuance of common stock, such as shares issuable pursuant to the exercise of stock options, assuming the exercise of all in-the-money stock options. Common share equivalents have been excluded where their inclusion would be anti-dilutive.

Our 2012 results include our current estimate of shares issuable to the former shareholders of the Actavis Group. The number of shares issuable is based upon year over year growth in Cash EBITDA for the legacy Actavis business, as it is defined in the acquisition agreement. Based on our current estimate, the Company believes legacy Actavis achieving year over year growth in Cash EBITDA of 10%, which would require the issuance of 3.85 million shares associated with contingent earn-out. By agreement, the Company will submit its determination of 2012 Cash EBITDA following the completion of its 2012 audit.

A reconciliation of the numerators and denominators of basic and diluted EPS consisted of the following (in millions, except per share amounts):

	Years Ended December 31,
	2012	2011	2010
EPS — basic
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4

EPS — basic	$0.77	$2.10	$1.51

EPS — diluted
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4
Effect of dilutive securities:
Dilutive stock awards	2.6	2.0	1.8

Diluted weighted average common shares outstanding	128.4	126.5	124.2

EPS — diluted	$0.76	$2.06	$1.48

Stock awards to purchase 0.1 million and 1.1 million common shares in 2011 and 2010, respectively, were outstanding, but not included in the computation of diluted EPS, because the awards were anti-dilutive.

Employee Benefits

Defined Contribution Plans

The Company has a defined contribution plan that is a post-employment benefit plan under which the Company pays fixed contributions to a separate entity and has no legal or constructive obligation to pay further amounts. Obligations for contributions to the defined contribution plans are recognized as an employee benefit expense in the Income Statement in the periods during which the related services were rendered.

Defined Benefit Plans

The Company recognizes the overfunded or underfunded status of each of its defined benefit plans as an asset or liability on its consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. The estimates of the obligation and related expense of these plans recorded in the financial statements are based on certain assumptions. The most significant assumptions relate to discount rate and expected return on plan assets. Other assumptions used may include employee demographic factors such as compensation rate increases, retirement patterns, expected employee turnover and participant mortality rates. The difference between these assumptions and actual experience results in the recognition of an asset or liability based upon a net actuarial (gain) loss. If the total net actuarial (gain) loss included in accumulated other comprehensive loss exceeds a threshold of 10% of the greater of the projected benefit obligation or the market related value of plan assets, it is subject to amortization and recorded as a component of net periodic pension cost over the average remaining service lives of the employees participating in the pension plan. Net periodic benefit costs are recognized in the consolidated statement of operations.

Share-based Compensation

The Company issues non-vested shares in the form of restricted stock and restricted stock units under its long-term equity incentives program. Prior to 2008, we awarded stock options with an exercise price equal to the closing price of our common stock on the day the award was granted. Non-vested shares granted to employees and directors are valued at the market price of the shares on the date of grant. Share-based compensation expense recognized during a period is based on the value of the portion of share-based awards that are expected to vest with employees. That is, share-based compensation expense is reduced for estimated future forfeitures. These estimates are revised in future periods if actual forfeitures differ from the estimates. Changes in forfeiture estimates impact compensation expense in the period in which the change in estimate occurs.

Recent Accounting Pronouncements

In July 2012, the FASB issued new guidance that changed the indefinite-lived intangible assets impairment guidance. The revised standard provides entities an option to assess qualitative factors to determine whether performing a quantitative test is necessary. If an entity believes, as a result of its qualitative test that it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying amount, then the quantitative test would need to be performed. Otherwise no further testing is required. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. The new guidance was effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company completed its most recent indefinite-lived intangible assets’ impairment test during the second quarter of 2012 and recognized an impairment loss associated with in-process research and development, for additional information refer to “NOTE 9 – Goodwill, Product Rights and Other Intangible Assets.” The adoption of this new guidance did not have any impact on the Company’s consolidated financial statements.

Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Compensation

NOTE 3 — Share-Based Compensation

As indicated above, the Company recognizes compensation expense for all share-based compensation awards made to employees and directors based on market price of the shares on the date of grant. A summary of the Company’s share-based compensation plans is presented below.

Equity Award Plans

The Company has adopted several equity award plans, all of which have been approved by the Company’s shareholders that authorize the granting of options, restricted stock and other forms of equity awards of the Company’s common shares subject to certain conditions. At December 31, 2012, the Company had reserved 7.7 million of its common shares for issuance of share-based compensation awards under the Company’s equity award plans.

Option award plans require options to be granted at the fair value of the shares underlying the options at the date of the grant and generally become exercisable over periods ranging from three to five years and expire in ten years. Beginning in 2005, the Compensation Committee of the Board of Directors of the Company (the “Board”) authorized and issued restricted stock and restricted stock units to the Company’s employees, including its executive officers and certain non-employee directors (the “Participants”) under the Company’s equity compensation plans. The restricted stock award program offers Participants the opportunity to earn shares of our common stock over time, rather than options that give Participants the right to purchase stock at a set price. Certain restricted stock units are performance-based issued at a target number with the actual number of restricted shares issued ranging based on achievement of the performance criteria. Restricted stock awards are grants that entitle the holder to shares of common stock subject to certain terms. Restricted stock awards generally have restrictions eliminated over a one to four year period. Restrictions generally lapse for non-employee directors after one year. Restrictions generally lapse for employees over a two to four year period. The fair value of restricted stock grants is based on the market price of our common stock on the respective grant dates. Restricted stock compensation is being amortized and charged to operations over the same period as the restrictions are eliminated for the Participants.

Share-Based Compensation

Share-based compensation expense recognized in the Company’s results of operations for the years ended December 31, 2012, 2011 and 2010 was $48.8 million, $39.8 million and $23.5 million, respectively.

Pension and Other Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefit Plans

NOTE 4 — Pension and Other Postretirement Benefit Plans

Employee Benefit Plan Obligations Assumed in Acquisition

On October 31, 2012, the Company assumed all of the Actavis Group’s defined benefit obligations and assets for its qualified and non-qualified pension plans and postretirement plans in connection with our acquisition of the Actavis Group. Retirement benefits are generally based on an employee’s years of service and compensation. Funding requirements are determined on an individual country and plan basis and subject to local country practices and market circumstances. The disclosures below address the Actavis UK Limited Defined Benefit Pension Plan (“UK Pension Plan”), which comprises approximately 81% of the fair value of plan assets and 49% of the net benefit obligations of all of the plans as of December 31, 2012.

Obligations and Funded Status

Employee benefit plans are an exception to the recognition and fair value measurement principles in business combinations. Employee benefit plan obligations are recognized and measured in accordance with the existing authoritative literature for accounting for benefit plans rather that at fair value. Accordingly, the Company remeasured the benefit plans sponsored by the Actavis Group and recognized an asset or liability for the funded status of these plans as of the Acquisition date.

Summarized information about the changes in plan assets and benefit obligation, the funded status and the amounts recorded at December 31, 2012 is as follows:

(in millions)	Year Ended December 31, 2012
Fair value of plan assets October 31, 2012 (Actavis Group acquisition)	$66.5
Return on plan assets	0.5
Benefits paid	(0.2)
Effects of exchange rate changes	0.4

Fair value of plan assets December 31, 2012	$67.2

Benefit obligation at October 31, 2012 (Actavis Group acquisition)	$89.9
Interest cost	0.6
Benefit paid	(0.2)
Effects of exchange rate changes	0.6

Benefit obligation at December 31, 2012	$90.9

Funded status at December 31, 2012	$(23.7)

Recognized as:
Current liabilities	$(3.5)
Noncurrent liabilities	$(20.2)

Plan Assets

Companies are required to use a fair value hierarchy which maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. There are three levels of inputs used to measure fair value with Level 1 having the highest priority and Level 3 having the lowest:

Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity. The Level 3 assets are those whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques with significant unobservable inputs, as well as instruments for which the determination of fair value requires significant judgment or estimation.

If the inputs used to measure the financial assets fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The fair values of the Company’s pension plan assets at December 31, 2012 by asset category are as follows:

	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investment funds
U.S. large cap equities	$5.4	—	—	$5.4
Non-U.S. developed markets equities	28.2	—	—	28.2
Corporate obligations	27.8	—	—	27.8
Other investments
Other	5.8	—	—	5.8

Total Assets	$67.2	$—	$—	$67.2

                            The assets of the pension plan are held in separately administered trusts. The investment guidelines for its UK Pension Plan is to create an asset allocation that is expected to deliver a rate of return sufficient to meet the long-term obligation of the plan, given an acceptable level of risk. The target investment portfolio of the Company’s UK Pension Plan is allocated 50% in equities, 40% in fixed-income investments, and 10% in other investments.

Expected Contributions

Contributions to the pension plan during 2013 are expected to be approximately $3.5 million.

Expected Benefit Payments

Expected benefit payments are as follows:

2013	1.9
2014	2.0
2015	2.1
2016	2.2
2017	2.3
2018-2022	12.9

Expected benefit payments are based on the same assumptions used to measure the benefit obligations and include estimated future employee service.

Amounts Recognized in Other Comprehensive Income

Net loss amounts reflect experience differentials primarily relating to differences between expected and actual returns on plan assets as well as the effects of changes in actuarial assumptions. Net loss amounts in excess of certain thresholds are amortized into net pension cost over the average remaining service life of employees.

Actuarial Assumptions

The weighted average assumptions used in determining pension plan information are as follows:

December 31, 2012
Discount rate	4.5%
Expected rate of return on plan assets	5.1%
Salary growth rate	4.6%

In order to select a discount rate for purposes of valuing the plan obligations the Company uses returns of long term investment grade bonds and adjusts them as needed to fit the estimated duration of the plan liabilities.

The expected rate of return for the UK Pension Plan represents the average rate of return to be earned on plan assets over the period the benefits included in the benefit obligation are to be paid. In developing the expected rate of return, long-term historical returns data are considered as well as actual returns on the plan assets and other capital markets experience. Using this reference information, the long-term return expectations for each asset category and a weighted average expected return for the UK Pension Plan was developed, according to the allocation among those investment categories.

Savings Plans

The Company also maintains certain defined contribution savings plans covering substantially all U.S.-based employees, including plans assumed in connection with the Actavis Group acquisition. The Company contributes to the plans based upon the employee contributions. The Company’s contributions to these retirement plans were $25.8 million, $15.7 million and $9.5 million in the years ended December 31, 2012, 2011 and 2010, respectively.

Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions and Divestitures

NOTE 5 — Acquisitions and Divestitures

Acquisition of Actavis Group

On October 31, 2012, the Company consummated a Sale and Purchase Agreement (the “Purchase Agreement”) with Actavis Acquisition Debt S.à r.l., a company incorporated in Luxembourg (the “Vendor”). Pursuant to the Purchase Agreement, Watson acquired (i) the entire issued share capital of Actavis, Inc., a Delaware corporation, Actavis Pharma Holding 4 ehf., a company incorporated in Iceland, and Actavis S.à r.l., a company incorporated in Luxembourg (collectively “Actavis Group”) and (ii) all the rights of the Vendor in certain indebtedness of Actavis Group, in exchange for the following consideration:

•	A cash payment of €4,219.7 million, or approximately $5,469.8 million, subject to net working capital adjustment;

•

Contingent consideration payable in the form of up to 5.5 million newly issued shares of Common Stock, $0.0033 par value per share, of the Company stock (“Common Shares”) based on Actavis’ financial performance in 2012 as described in the Purchase Agreement.

Actavis Group was a privately held generic pharmaceutical company specializing in the development, manufacture and sale of generic pharmaceuticals. With the acquisition, Actavis significantly expands its international market presence in established markets including Europe (Europe, Russia, Commonwealth of Independent States (CIS) and Turkey), and MEAAP (Middle East, Africa, Australia and Asia Pacific). In addition, the acquisition expands the Company’s product portfolio and pipeline in modified release, solid oral dosage and transdermal products into semi-solids, liquids and injectables. Actavis’ results are included in the Actavis Pharma segment as of the acquisition date.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. This method requires, among other things, that assets acquired and liabilities assumed in a business purchase combination be recognized at their fair values as of the acquisition date and that in-process research and development (“IPR&D”) be recorded at fair value on the balance sheet regardless of the likelihood of success of the related product or technology.

The following table summarizes the preliminary fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date, with the excess being allocated to goodwill. During the quarter ended March 31, 2013, further adjustments were made to the preliminary amounts recorded in 2012 in connection with the acquisition of the Actavis Group primarily related to working capital, intangible assets, and deferred taxes. These adjustments are reflected in the values presented below and in our revised December 31, 2012 balance sheet. At December 31, 2012, certain amounts have not been finalized including intangible asset values, uncertain tax positions as well as evaluation of contingencies pending the finalization of the Company’s evaluation of certain matters in connection with historical rebate programs. The finalization of these matters may result in changes to the goodwill and the Company expects to finalize such matters in the second half of 2013.

(in millions)	Amount
Cash and cash equivalents	$110.5
Accounts receivable	527.9
Inventories	680.1
Other current assets	285.1
Property, plant & equipment	763.0
Other long term assets	16.9
IPR&D intangible assets	272.9
Intangible assets	2,254.8
Goodwill	2,904.2
Current liabilities	(1,396.1)
Long-term deferred tax and other tax liabilities	(737.5)
Other long term liabilities	(176.0)
Long-term debt and capital leases	(14.1)
Minority interest	(21.9)

Net assets acquired	$5,469.8

Inventories

The fair value of inventories acquired included a step-up in the value of inventories of approximately $137.3 million. Approximately $44.1 million was amortized to cost of sales during 2012 and the remaining $93.2 million will be amortized to cost of sales during the first half of 2013.

IPR&D and Intangible Assets

IPR&D intangible assets represent the value assigned to product acquired R&D projects that, as of the acquisition date, were expected to be approved for marketing over the next one to two years, had not established technological feasibility and had no alternative future use. The IPR&D intangible assets are capitalized and accounted for as indefinite-lived intangible assets and will be subject to impairment testing until completion or abandonment of the projects. Upon successful completion of each project and launch of the product, the Company will make a separate determination of useful life of the IPR&D intangible and amortization will be recorded as an expense over the estimated useful life. Intangible assets represent product rights, trademarks, customer relationships and technology rights and have an estimated weighted average useful life of 8.7 years.

The fair value of the IPR&D and identifiable intangible assets was determined using the “income approach,” which is a valuation technique that provides an estimate of the fair value of an asset based on market participant expectations of the cash flows an asset would generate over its remaining useful life. Some of the more significant assumptions inherent in the development of those asset valuations include the estimated net cash flows for each year for each asset or product (including net revenues, cost of sales, research and development costs, selling and marketing costs and working capital/asset contributory asset charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The discount rates used to arrive at the present value of product right intangible assets as of the acquisition date ranged from 8.8% to 11.5% to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results.

Goodwill

Among the primary reasons the Company acquired the Actavis Group and factors that contributed to the preliminary recognition of goodwill were a strong commercial presence on an expanded global basis. In additions, the acquisition expands the Company’s product portfolio and pipeline in modified release, solid oral dosage and transdermal products into semi-solids, liquids and injectables. The goodwill recognized from the Actavis Group acquisition is not deductible for tax purposes. Goodwill from the Actavis Group acquisition was primarily assigned to the Actavis Pharma segment.

Contingent Consideration

In accordance with existing U.S. GAAP, the fair value of common stock, which is contingently issuable as part of the consideration, was measured on the closing date of the acquisition at the then-current market price of $85.95 for approximately $329.1 million assuming the issuance of 3.85 million common shares. The Company determined the acquisition date fair value of the contingent consideration obligation based on a probability-weighted income approach and a probability assessment with respect to the likelihood of achieving the various earn-out criteria. The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in fair value measurement accounting. The resultant probability-weighted cash flows were discounted using a risk free effective annual interest rate. Accretion expense related to the increase in the net present value of the contingent liability has been included in interest expense for the period.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from identifiable intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2012 are costs totaling $73.5 million for acquisition and integration costs including advisory, legal, and regulatory in connection with the Actavis Group acquisition.

Unaudited Pro Forma Results of Operations

The following table presents the unaudited pro forma consolidated operating results for the Company, as though the Actavis Group acquisition had occurred as of the beginning of the prior annual reporting period. The unaudited pro forma results reflect certain adjustments related to past operating performance, acquisition costs and acquisition accounting adjustments, such as increased depreciation and amortization expense based on the fair valuation of assets acquired, the impact of acquisition financing in place at January 1, 2011 and the related tax effects. The pro forma results do not include any anticipated synergies which may be achievable subsequent to the acquisition date. Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the combined company (in millions, except per share amounts):

(Unaudited)	Year Ended December 31,
(in millions, except per share data)	2012	2011
Net revenues	$8,082.7	$7,090.7
Net income attributable to common shareholders	111.6	(429.4)
Earnings (loss) per share:
Basic	$0.86	$(3.35)
Diluted	$0.85	$(3.29)

The Company recorded net revenue and pre-tax loss of $437.4 million and $84.8 million related to Actavis Group during the year ended December 31, 2012.

Divestiture of Products

In order to obtain regulatory approval to consummate the Purchase Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, we were required to divest certain assets. In conjunction with the closing of the acquisition, these products were sold to Par Pharmaceuticals Companies, Inc. and Sandoz, Inc. (Refer to “NOTE 6 — Other Income (Expense)” for additional details.)

Acquisition of Ascent Pharmahealth Ltd.

On January 24, 2012, Actavis acquired all of the outstanding equity of Ascent for AU$376.6, or approximately $392.6 million, including certain working capital adjustments. Through the acquisition, Actavis enhances its commercial presence in Australia and gains selling and marketing capabilities in Southeast Asia. In Australia, Ascent markets generic, brands, over-the-counter (“OTC”) and dermatology and skin care products. In Southeast Asia, Ascent markets generic and OTC products. Ascent’s Southeast Asian business includes commercial operations in Singapore, Malaysia, Hong Kong, Vietnam and Thailand. Ascent operates a manufacturing facility in Singapore for generic products in Southeast Asian markets. Ascent’s results are included in the Actavis Pharma segment as of the acquisition date.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting. This method requires, among other things, that assets acquired and liabilities assumed in a business purchase combination be recognized at their fair values as of the acquisition date and that in-process research and development (“IPR&D”) be recorded at fair value on the balance sheet regardless of the likelihood of success of the related product or technology.

The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date (in millions):

Amount
Cash and cash equivalents	$9.1
Accounts receivable	29.7
Inventories	27.2
Other current assets	3.3
Property, plant & equipment	4.4
Intangible assets	192.6
Goodwill	214.3
Current liabilities	(35.7)
Long-term deferred tax and other tax liabilities	(51.8)
Other long term liabilities	(0.4)
Long-term debt	(0.1)

Net assets acquired	$392.6

Intangible Assets

Intangible assets represent product rights, contractual rights and trade names and have an estimated weighted average useful life of nine (9) years. The estimated fair value of the identifiable intangible assets was determined using the “income approach,” which is a valuation technique that provides an estimate of the fair value of an asset based on market participant expectations of the cash flows an asset would generate over its remaining useful life. Some of the more significant assumptions inherent in the development of those asset valuations include the estimated net cash flows for each year for each asset or product (including net revenues, cost of sales, research and development costs, selling and marketing costs and working capital/asset contributory asset charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The discount rates used to arrive at the present value of product right intangible assets as of the acquisition date ranged from 7.5% to 10.0% to reflect the internal rate of return and incremental commercial uncertainty in the cash flow projections. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change. For these and other reasons, actual results may vary significantly from estimated results.

Goodwill

Among the primary reasons the Company acquired Ascent and factors that contributed to the preliminary recognition of goodwill were a strong commercial presence in the Australian and Southeast Asian pharmaceutical markets, history of operating margins and profitability, opportunity to generate revenue as well as a platform to grow in additional Southeast Asian markets. The goodwill recognized from the Ascent acquisition is not deductible for tax purposes. All goodwill from the Ascent acquisition was assigned to the Actavis Pharma segment.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from identifiable intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2012 is acquisition costs totaling $5.0 million for advisory, legal and regulatory costs incurred in connection with the Ascent acquisition.

Pro forma results of operations have not been presented because the effect of the acquisition was not material.

Acquisition of Specifar

On May 25, 2011, Actavis and each of the shareholders (together, the “Sellers”) of Paomar PLC entered into a Stock Purchase Agreement pursuant to which Actavis purchased all of the outstanding equity of Paomar for cash and certain contingent consideration. Paomar is a company incorporated under the laws of Cyprus and owner of 100 percent of the shares of Specifar Commercial Industrial Pharmaceutical, Chemical and Construction Exploitations Societe Anonyme, a company organized under the laws of Greece. Specifar owns 100 percent of the shares of Alet Pharmaceuticals Industrial and Commercial Societe Anonyme (“Alet”). In accordance with the terms of the Stock Purchase Agreement, the Company acquired all the outstanding equity of Paomar for the following consideration:

•	The payment of cash totaling €398.5 million, or $559.5 million, including working capital adjustments.

•

Certain contingent consideration (not to exceed an aggregate total of €40.0 million) based on the gross profits on sales of the generic tablet version of Nexium® (esomeprazole) developed by Specifar during its first five years of sales in countries including major markets in Europe, Asia and Latin America, as well as in Canada. For additional information on the contingent payment, refer to “NOTE 17–Fair Value Measurements”.

Through the acquisition, Actavis, Inc. gained a generic pharmaceuticals product development company that develops and out-licenses generic pharmaceutical products primarily in Europe. In addition, the acquisition enhanced the Company’s commercial presence in key European markets by providing a portfolio of products and provides a commercial presence in the branded-generic Greek pharmaceuticals market, including the Specifar and Alet brands of products. Actavis, Inc. funded the transaction using cash on hand and borrowings from the Company’s 2006 Credit Facility. Specifar results are included in the Actavis Pharma segment subsequent to the acquisition date.

Recognition and Measurement of Assets Acquired and Liabilities Assumed at Fair Value

The transaction has been accounted for using the acquisition method of accounting under existing U.S. GAAP. The acquisition method under existing U.S. GAAP requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date and that IPR&D be recorded at fair value on the balance sheet regardless of the likelihood of success of the related product or technology. The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date, with the excess being allocated to goodwill (in millions):

Amount
Cash and cash equivalents	$0.6
Accounts receivable	20.6
Inventories	27.1
Other current assets	9.3
Property, plant & equipment	65.1
IPR&D intangible assets	164.3
Intangible assets	265.1
Goodwill	195.1
Other assets	5.6
Current liabilities	(28.4)
Long-term deferred tax and other tax liabilities	(94.6)
Long-term debt	(27.9)
Other long-term liabilities	(42.4)

Net assets acquired	$559.5

In June 2011, the Company paid and retired $28.8 million in long-term debt assumed in the Specifar Acquisition. During the year ended December 31, 2012, the Company recorded an impairment loss of $40.3 million related to a manufacturing facility located in Greece that was acquired as part of the Specifar acquisition. The impairment for the Greece facility was due to a change in the intended use of the facility as a result of the Company’s decision during the third quarter of 2012 to discontinue further construction as a result of the acquisition of the Actavis Group.

Inventories

The fair value of inventories acquired includes a step-up in the value of inventories of approximately $10.0 million, which was fully-amortized to cost of sales during 2011.

IPR&D and Intangible Assets

IPR&D intangible assets represent the value assigned to acquired R&D projects that, as of the acquisition date, had not established technological feasibility and had no alternative future use. The IPR&D intangible assets are capitalized and accounted for as indefinite-lived intangible assets and will be subject to impairment testing until completion or abandonment of the projects. Upon successful completion of each project and launch of the product, the Company will make a separate determination of useful life of the IPR&D intangible and amortization will be recorded as an expense over the estimated useful life.

The fair value of the IPR&D and identifiable intangible assets was determined using the “income approach,” which is a valuation technique that provides an estimate of the fair value of an asset based on market participant expectations of the cash flows an asset would generate over its remaining useful life. Some of the more significant assumptions inherent in the development of those assets valuations include the estimated net cash flows for each year for each project or product (including net revenues, cost of sales, research and development costs, selling and marketing costs and working capital/asset contributory asset charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The discount rate used to arrive at the present value of IPR&D projects as of the acquisition date was approximately 17.0% to reflect the internal rate of return and incremental commercial uncertainty in the projections as the products have not yet received regulatory approval. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include development, legal and regulatory risk. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change or the timely completion of each project to commercial success will occur. For these and other reasons, actual results may vary significantly from estimated results.

Intangible assets represent currently marketed products and have an estimated weighted average useful life of seven (7) years. IPR&D intangible assets represent products that are expected to be approved for marketing over the next one to three years.

During 2012, the Company recorded impairment charges of $117.8 million related to product rights and in-process research and development intangible assets acquired in connection with the Specifar acquisition. The impairment relating to the intangible assets acquired in connection with the Specifar acquisition was recorded during the fourth quarter of 2012 and related to esomeprazole product rights following the Company decision to discontinue selling the product as a result of products acquired in connection with the Actavis Group acquisition ($16.8 million). In addition, we recorded during the second quarter of 2012 a charge related to three products in development as a result of various factors occurring during the same period mainly related to delays in expected launch dates, competitive factors resulting in realization of lower pricing and incremental costs related to manufacturing efforts. These events led to revised estimates of the fair value of each IPR&D asset compared to the carrying values ($101.0 million).

Goodwill Allocation

Among the primary reasons the Company entered into the Specifar Acquisition and factors that contributed to a purchase price allocation resulting in the recognition of goodwill were a history of operating margins and profitability, a strong R&D organization and expanded commercial footprint on a global basis, which will enable Actavis to expand its product offerings. The goodwill recognized from the Specifar Acquisition is not deductible for tax purposes. All goodwill from the Specifar Acquisition was assigned to the Actavis Pharma segment.

Contingent Consideration

The Company’s purchase price allocation determined the fair value of the contingent consideration obligation to be $35.5 million based on a probability-weighted income approach derived from revenue estimates and post-tax gross profit levels and a probability assessment with respect to the likelihood of achieving the various earn-out criteria. During the year ended December 31, 2012, the Company recorded fair value adjustments resulting in a gain of $27.5 million based on forecasted esomeprazole profits.

The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in fair value measurement accounting. The resultant probability-weighted cash flows were discounted using an effective annual interest rate of 8.5%. At each reporting date, the Company adjusts the contingent consideration obligation to estimated fair value and records changes in fair value as income or expense in our consolidated statement of operations. Changes in the fair value of the contingent consideration obligations may result from changes in discount periods and rates, changes in the timing and amount of revenue estimates and changes in probability assumptions with respect to the likelihood of achieving the various earn-out criteria. Accretion expense related to the increase in the net present value of the contingent liability is included in interest expense for the period.

Long-Term Deferred Tax Liabilities and Other Tax Liabilities

Long-term deferred tax liabilities and other tax liabilities result from purchase accounting adjustments for the inventory fair value step-up and identifiable IPR&D and intangible assets fair value adjustments. These adjustments create excess book basis over the tax basis which is multiplied by the statutory tax rate for the jurisdiction in which the deferred taxes exist.

Acquisition-Related Expenses

Included in general and administrative expenses for the year ended December 31, 2011 is acquisition costs totaling $6.5 million for advisory, legal and regulatory costs incurred in connection with the Specifar Acquisition.

Other Income (Expense)	12 Months Ended
Dec. 31, 2012
Other Income And Expenses [Abstract]
Other Income (Expense)

NOTE 6 — Other Income (Expense)

Other income consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Gain on sale of products	$88.7	$—	$—
Gain on sale of investments	28.8	0.8	25.6
Gain on sale of divested products	24.0	—	—
Loss on foreign exchange derivative	(70.4)	—	—
Bridge loan expenses	(37.1)	—	—
Earnings (losses) on equity method investments	1.3	(4.5)	1.6
Other income (expense)	$3.2	$3.2	$0.5

	$38.5	$(0.5)	$27.7

Gain on Sale of Products

On October 29, 2012, the Company sold its Rugby over-the-counter (“OTC”) pharmaceutical products and trademarks to The Harvard Drug Group, L.L.C. (“Harvard”) for $116.6 million. Under the terms of the agreement, Harvard acquired the Rugby trademark and all rights to market, sell and distribute OTC products and nicotine gum products sold under the trademark. The Company retains all rights to manufacture, sell and distribute all store-branded OTC and nicotine gum products, as well as other non-Rugby OTC products in its portfolio. Actavis retains ownership of its nicotine gum Abbreviated New Drug Applications (ANDAs) as well as nicotine gum manufacturing facilities. Also as part of the transaction, Actavis and Harvard entered into a supply and license agreement under which Actavis will manufacture and supply nicotine gum products sold in the Rugby and Major labels. Major is Harvard’s existing private label brand. The Company recorded a gain of $88.7 million in other income (expense), in the fourth quarter of 2012.

Gain on Sale of Investments

On October 22, 2012, the Company sold its investment in Moksha8 for $46.6 million. Simultaneously, Actavis expanded its ongoing sales and marketing collaboration with Moksha8 by granting a license to Moksha8 for five new branded generic products to be developed for the Brazil and Mexico markets in exchange for defined milestones and sales royalties. Actavis will continue to retain generic marketing rights in each market for all products licensed to Moksha8. The Company recorded a gain of $28.8 million in other income (expense) in the fourth quarter of 2012.

Gain on Sale of Divested Products

In order to obtain regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Actavis Group acquisition, Actavis was required to divest certain assets. On October 31, 2012, these products were sold to Par Pharmaceuticals Companies, Inc. and Sandoz, Inc., which resulted in a gain of $24.0 million in the fourth quarter of 2012.

Other Income (loss)

Included in other income (loss) for the year ended December 31, 2012 is approximately $70.4 million of realized losses for the derivative instruments entered into to mitigate the exposure resulting from movements of the U.S. dollar against the Euro in connection with the purchase of the Actavis Group and approximately $37.1 million for the expenses of the bridge loan entered into to fund the purchase of the Actavis Group.

Balance Sheet Components	12 Months Ended
Dec. 31, 2012
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Balance Sheet Components

NOTE 7 — Balance Sheet Components

Selected balance sheet components consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Inventories:
Raw materials	$426.9	$219.2
Work-in-process	126.2	55.7
Finished goods	1,104.6	655.0

	1,657.7	929.9
Less: inventory reserves	(111.2)	(40.5)

Inventories, net	$1,546.5	$889.4

Property and equipment:
Machinery and equipment	$836.3	$597.2
Buildings and improvements	701.1	382.2
Research and laboratory equipment	112.4	108.7
Leasehold improvements	107.6	89.5
Furniture and fixtures	295.9	51.7
Land and land improvements	62.7	47.1
Construction in progress	114.5	131.1

Total property and equipment, at cost	2,230.5	1,407.5
Less accumulated depreciation	(745.5)	(693.8)

Total property and equipment, net	$1.485.0	$713.7

Accounts payable and accrued expenses:
Trade accounts payable	$598.6	$755.9
Accrued third-party rebates	551.1	221.6
Current portion of contingent consideration obligations	351.9	128.3
Accrued payroll and related benefits	260.1	121.4
Proposed legal settlements	173.3	28.8
Royalties and sales agent payables	86.2	119.9
Accrued indirect returns	83.3	28.9
Interest payable	49.5	17.8
Accrued severence, retention and other shutdown costs	65.1	14.1
Other accrued expenses	248.8	98.7

Total accounts payable and accrued expenses	$2,467.9	$1,535.4

Investments in Marketable Securities and Other Investments	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Investments in Marketable Securities and Other Investments

NOTE 8 — Investments in Marketable Securities and Other Investments

Investments in marketable securities and other investments consisted of the following (in millions):

	December 31,
	2012	2011
Marketable securities:
U.S. Treasury and agency securities — maturing within one year	$6.5	$4.9
U.S. Treasury and agency securities — maturing within two years	2.5	10.0

Total marketable securities	$9.0	$14.9

Investments and other assets:
Equity method investments	$9.6	$28.8
Cost method and other long-term investments	1.0	0.3
Other assets	80.6	42.2

Total investments and other assets	$91.2	$71.3

Actavis’ marketable securities and other long-term investments are classified as available-for-sale and are recorded at fair value based on quoted market prices using the specific identification method. These investments are classified as either current or non-current, as appropriate, in the Company’s Consolidated Balance Sheets.

The following table provides a summary of the fair value and unrealized gains (losses) related to Actavis’ available-for-sale securities classified as current assets (in millions):

At December 31, 2012	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale:
U.S. Treasury and agency securities	$9.0	$—	$—	$9.0

Total	$9.0	$—	$—	$9.0

At December 31, 2011	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale:
U.S. Treasury and agency securities	$14.8	$0.1	$—	$14.9

Total	$14.8	$0.1	$—	$14.9

Current Investments

The Company invests in U.S. Treasury and agency securities. These investments are included in marketable securities on the Company’s Consolidated Balance Sheets at December 31, 2012 and 2011. Current investments are classified as available-for-sale and are recorded at fair value based on quoted market prices.

Investment in Equity Method Investments

The Company’s equity method investments at December 31, 2012 consist of various equity method investments in privately held companies.

Cost Method Investments

The Company’s cost method investments consist primarily of investments in common shares of a number of private and public companies where our ownership interest is less than 20% or where we do not have the ability to exercise significant influence.

Other Assets

Other assets include security and equipment deposits and deferred financing fees, net of amortization.

Goodwill, Product Rights and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill, Product Rights and Other Intangible Assets

NOTE 9 — Goodwill, Product Rights and Other Intangible Assets

Goodwill for the Company’s reporting segments consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Actavis Specialty Brands segment	$474.7	$371.6
Actavis Pharma segment	4,293.2	1,250.4
Anda Distribution segment	86.3	86.3

Total goodwill	$4,854.2	$1,708.3

The increase in Actavis Pharma segment goodwill in 2012 is primarily due to goodwill of $3,118.5 million recognized in connection with the Ascent and Actavis Group acquisitions. (Refer to “NOTE 5 — Acquisitions and Divestitures” for additional details.)

Other intangible assets consist primarily of product rights. The original cost and accumulated amortization of these intangible assets, where applicable, consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Intangibles with definite lives:
Product rights and other related intangibles	$5,117.6	$2,582.5
Core technology	92.2	52.5
Customer relationships	169.0	49.1

	5,378.8	2,684.1
Less accumulated amortization	(2,055.3)	(1,566.0)

	3,323.5	1,118.1

Intangibles with indefinite lives:
IPR&D	384.6	419.3
Tradename	76.2	76.2

	460.8	495.5

Total product rights and related intangibles, net	$3,784.3	$1,613.6

In October 2012, the Company acquired intangible assets in connection with the Actavis Group acquisition of $2,527.7 million, including $2,099.2 million relating to CMP, $272.9 relating to IPR&D intangibles, $38.9 relating to Core technology and $116.7 relating to Customer relationships. CMP intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life of 8.7 years.

In January 2012, the Company acquired product rights, contractual rights and trade name intangible assets in connection with the Ascent Acquisition of $192.6 million. These intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life.

In May 2011, the Company acquired intangible assets in connection with the Specifar Acquisition of $429.4 million, including $265.1 million relating to CMP and $164.3 relating to IPR&D intangibles. CMP intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life. During the second quarter of 2012, the Company recorded an impairment charge of $101.0 million related to certain IPR&D assets acquired as part of the Specifar acquisition resulting in the decrease of IPR&D assets at December 31, 2012. The charge was related to three products in development as a result of various factors occurring during the same period mainly related to delays in expected launch dates, competitive factors resulting in realization of lower pricing and incremental costs related to manufacturing efforts. During the fourth quarter of 2012, the Company recorded an impairment charge of $16.8 million related to esomeprazole product rights following the Company decision to discontinue selling the product as a result of products acquired in connection with the Actavis Group acquisition.

During 2012 and 2011 approximately $211.3 million and $250.4 million of IPR&D intangibles were transferred to product rights and other related intangibles as products received regulatory approval. Amortization of these intangibles commenced upon product launch using a weighted average useful life.

Actavis re-evaluates the carrying value of identifiable intangible and long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company continually evaluates the appropriateness of useful lives assigned to long-lived assets, including product rights.

Due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched, the Company performed off-cycle impairment reviews in 2011 and recorded impairment charges of $102.8 million related to certain acquired IPR&D assets during 2011. The impairment charges in 2011 include $75.8 million related to IPR&D intangibles acquired in our acquisition of the progesterone gel business from Columbia and $27.0 million of IPR&D intangibles acquired in the Arrow Acquisition. These impairment charges result from the Company’s current estimates of the fair value of these IPR&D assets, based on updated forecasts, compared to their assigned fair values on the acquisition date. The fair value of acquired identifiable intangible assets generally is determined using an income approach, based on a forecast of all expected future net cash flows related to the asset which are adjusted to present value using appropriate discount rates. Forecasts used to determine fair values of IPR&D assets are based on appropriate assumptions which include, among other factors, the impact of changes to the development programs, the current competitive environment, the regulatory timeframes impacting future product launch dates and the risk associated with these assets.

Assuming no additions, disposals or adjustments are made to the carrying values and/or useful lives of the intangible assets, annual amortization expense on product rights and related over the next five years is estimated to be as follows (in millions):

Amount
2013	$614
2014	$596
2015	$514
2016	$426
2017	$408

The above amortization expense is an estimate. Actual amounts may change from such estimated amounts due to fluctuations in foreign currency exchange rates, additional intangible asset acquisitions, finalization of preliminary fair value estimate, potential impairments, accelerated amortization or other events.

Long-Term Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-Term Debt

NOTE 10 — Long-Term Debt

Long-term debt consisted of the following (in millions):

	December 31,
	2012	2011
Senior Notes,
$450.0 million 5.000% notes due August 14, 2014	$450.0	$450.0
$1,200.0 million 1.875% notes due October 1, 2017	1,200.0	—
$400.0 million 6.125% notes due August 14, 2019	400.0	400.0
$1,700.0 million 3.250% notes due October 1, 2022	1,700.0	—
$1,000.0 million 4.625% notes due October 1, 2042	1,000.0	—
Less: Unamortized discount	(35.1)	(1.7)

Senior Notes, net	4,714.9	848.3

Term Loan Credit Agreement	1,700.0	—
Mandatorily Redeemable Preferred Stock	—	183.2
Other, including capital leases	18.4	1.5

Total debt	6,433.3	1,033.0
Less: Current portion	176.2	184.5

Total long-term debt	$6,257.1	$848.5

Senior Notes

Senior Notes Issued in 2012

On October 2, 2012, the Company issued $1,200.0 million aggregate principal amount of 1.875% senior notes due 2017, $1,700.0 million aggregate principal amount of 3.250% senior notes due 2022, and $1,000.0 million aggregate principal amount of 4.625% senior notes due 2042 in a registered offering pursuant to an effective Registration Statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) (collectively, the “2012 Senior Notes”). The 2012 Senior Notes were issued pursuant to an indenture dated as of August 24, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a third supplemental indenture dated as of October 2, 2012, between the Company and the trustee.

Interest payments are due on the 2012 Senior Notes semi-annually in arrears on April 1 and October 1 beginning April 1, 2013.

The Company may redeem the 2012 Senior Notes, in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the greater of 100% of the principal amount of notes to be redeemed and the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2012 Senior Notes being redeemed discounted on a semi-annual basis at the Treasury Rate plus 20 basis points in the case of the 2017 Notes, 25 basis points in the case of the 2022 Notes and 30 basis points in the case of the 2042 Notes, plus in each case accrued and unpaid interest, if any, to, but excluding, the date of redemption.

In addition, the Company may redeem the 2022 Notes on or after July 1, 2022 (three months prior to their maturity date), and the 2042 Notes on or after April 1, 2042 (six months prior to their maturity date) in each case, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the 2012 Senior Notes being redeemed, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon a change of control triggering event and a downgrade of the 2012 Senior Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Rating Services, the Company will be required to make an offer to purchase each of the 2012 Senior Notes at a price equal to 101% of the principal amount of the 2012 Senior Notes to be repurchased, plus any accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Net proceeds from the offering of the 2012 Senior Notes were used for the acquisition of the Actavis Group. The outstanding balance under the 2012 Senior Notes at December 31, 2012 was $3,866.1 million.

Senior Notes Issued in 2009

On August 24, 2009, the Company issued $450.0 million aggregate principal amount of 5.00% senior notes due 2014 and $400.0 million aggregate principal amount of 6.125% senior notes due 2019 (collectively, the “2009 Senior Notes”) pursuant to an effective Registration Statement on Form S-3 filed with the SEC. The Senior Notes Issued in 2009 were issued pursuant to the Base Indenture, as supplemented by a first supplemental indenture dated August 24, 2009.

Interest payments are due on the 2009 Senior Notes semi-annually in arrears on February 15 and August 15, respectively, beginning February 15, 2010.

The Company may redeem the 2009 Senior Notes in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of (1) 100% of the principal amount of the notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2009 Senior Notes being redeemed, discounted on a semi-annual basis at the Treasury Rate plus 40 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon a change of control triggering event, as defined by the Indenture, the Company is required to make an offer to repurchase the 2009 Senior Notes for cash at a repurchase price equal to 101% of the principal amount of the 2009 Senior Notes to be repurchased plus accrued and unpaid interest to the date of purchase.

Net proceeds from the offering of 2009 Senior Notes were used to repay certain debt with the remaining net proceeds being used to fund a portion of the cash consideration for the Arrow acquisition. The outstanding balance under the 2009 Senior Notes at December 31, 2012 was $848.8 million.

Term Loan Credit Agreement

On June 22, 2012, the Company, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A. as Syndication Agent, and a syndicate of banks participating as lenders entered into a senior unsecured Term Loan Credit Agreement (the “Term Loan Credit Agreement”) pursuant to which the lenders agreed to provide the Company a Term Loan in an aggregate amount not to exceed $1.8 billion. On October 31, 2012, the Company borrowed $1.8 billion under the Term Loan Credit Agreement to fund the Actavis Group acquisition. Debt related costs for the borrowing were $5.9 million, which the Company paid on the date of the borrowing. On December 10, 2012, the Company prepaid $100.0 million of the Term Loan Credit Agreement. The outstanding balance of the Term Loan Credit Agreement at December 31, 2012 was $1.7 billion.

Borrowings under the Term Loan Credit Agreement are subject to several conditions, including (i) no “Target Material Adverse Effect” (as defined in the Term Loan Credit Agreement) having occurred, (ii) receipt of certain financial statements as more fully set forth in the Term Loan Credit Agreement, (iii) receipt of customary closing documents and (iv) other customary closing conditions more fully set forth in the Term Loan Credit Agreement. Borrowings under the Term Loan Credit Agreement will bear interest at the Company’s choice of a per annum rate equal to either a base rate or Eurodollar rate, plus an applicable margin. The base rate is the higher of (a) the Federal Funds Rate plus 0.50%, (b) the prime rate as publicly announced by the Administrative Agent or (c) the one-month London Interbank Offered Rate plus 1.00%. The applicable margin is a percentage determined in accordance with a pricing grid based on the Company’s credit rating and is currently set at 0.50% for base rate loans and 1.50% for Eurodollar rate loans.

The Term Loan Credit Agreement matures on the fifth anniversary of the closing date of the Actavis Group acquisition. The outstanding principal amount under the Term Loan Credit Agreement is payable in equal quarterly amounts of 2.50% per quarter prior to the fifth anniversary of the closing date of the Actavis Group acquisition (beginning with the quarter ending March 31, 2013), with the remaining balance payable on the maturity date. The Term Loan Credit Agreement contains covenants that are substantially similar to those in the Company’s Revolving Credit Facility. The Term Loan Credit Agreement contains standard events of default (the occurrence of which may trigger an acceleration of amounts outstanding under the Term Loan Credit Agreement). The Term Loan Credit Agreement became effective in accordance with its terms on June 22, 2012.

Amended Revolving Credit Facility

On May 21, 2012, the Company entered into Amendment 1 to Credit Agreement and Joinder Agreement (the “Amendment”) to the Company’s existing credit agreement that closed on September 16, 2011, with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and a syndicate of banks establishing a senior unsecured revolving credit facility (as amended by the Agreement, the “Revolving Credit Facility”). The Revolving Credit Facility provides an aggregate principal amount of $750.0 million in senior unsecured revolving loans. The revolving loans may be borrowed, repaid and re-borrowed through September 16, 2016 and, subject to certain minimum amounts, may be prepaid in whole or in part without premiums or penalties.

Committed borrowings under the Revolving Credit Facility bear interest at the Company’s choice of a per annum rate equal to either a base rate or Eurocurrency rate, plus an applicable margin. The base rate is the higher of (a) the Federal Funds Rate plus 0.50%, (b) prime rate as publicly announced by the Administrative Agent, or (c) one-month London Interbank Offered Rate plus 1.00%. The applicable margin is a percentage determined in accordance with a pricing grid based on the Company’s credit rating and is currently set at 0.25% for base rate loans and 1.25% for Eurocurrency rate loans. Additionally, to maintain availability of funds, the Company pays an unused commitment fee, which according to the pricing grid is set at 0.15% of the unused portion of the Revolving Credit Facility.

Subject to certain limitations, borrowings under the Revolving Credit Facility may be made in alternative currencies, including Euros, British Pounds Sterling and other currencies. The Revolving Credit Facility contains sublimits on letters of credit and swingline loans in the amount of $100.0 million and $50.0 million, respectively. The issuance of letters of credit and borrowings of swingline loans reduces the amount available to be borrowed under the Revolving Credit Facility on a dollar-for-dollar basis. Amounts borrowed under the Revolving Credit Facility may be used to finance working capital and other general corporate purposes.

The Revolving Credit Facility imposes certain customary restrictions including, but not limited to, limits on the incurrence of debt or liens upon the assets of the Company or its subsidiaries, investments and restricted payments. The Revolving Credit Facility includes a Consolidated Leverage Ratio covenant providing that the aggregate principal amount of Acquisition Indebtedness (as such term is defined in the Amendment) that includes a “special mandatory redemption” provision (or other similar provision) requiring the Company to redeem such Acquisition Indebtedness will be excluded for purposes of determining Consolidated Total Debt at any time prior to the proposed Actavis Group acquisition as more fully set forth in the Amendment. The Amendment also provides that (a) during the period prior to the date on which the Actavis Group acquisition is consummated (such date, the “Acquisition Date”), the Company is permitted to have a maximum Consolidated Leverage Ratio as of the last date of any period of four consecutive fiscal quarters of the Company of up to 3.50 to 1.00, and (b) as of the Acquisition Date and thereafter the Company is permitted to have a maximum Consolidated Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of the Company of up to (i) with respect to the four consecutive fiscal quarters from the Acquisition Date through December 31, 2013, 4.25 to 1.00; (ii) with respect to the four consecutive fiscal quarters from January 1, 2014 through December 31, 2014, 4.00 to 1.00; and (iii) with respect to the period of four consecutive fiscal quarters ending from January 1, 2015 and thereafter, 3.50 to 1.00. To the extent litigation, settlement charges and unusual charges in each case which are paid in cash exceed 7.50% of the Company’s net worth for the prior twelve month period for the most recent ended fiscal quarter, the Company would be subject to maintenance of a springing minimum net worth covenant not less than the sum of (x) 75% of the Company’s consolidated net worth as of June 30, 2011 plus (y) 50% of the Company’s consolidated net income (but not loss) for each fiscal quarter ending after June 30, 2011.

The Company is subject to, and, at December 31, 2012, was in compliance with, all financial and operational covenants under the terms of the Revolving Credit Facility. The Credit Agreement contains standard events of default (the occurrence of which may trigger an acceleration of amounts outstanding under the credit facilities). There was no balance outstanding under the Revolving Credit Facility at December 31, 2012. As of December 31, 2012, the net availability under the Revolving Credit Facility, reflecting $6.7 million of outstanding letters of credit, was $743.3 million.

2006 Credit Facility

In November 2006, the Company entered into the 2006 Credit Facility with Canadian Imperial Bank of Commerce, acting through its New York agency, as Administrative Agent, Wachovia Capital Markets, LLC, as Syndication Agent, and a syndicate of banks. The 2006 Credit Facility provided an aggregate of $1.15 billion of senior financing to Actavis, consisting of a $500.0 million revolving credit facility (“2006 Revolving Facility”) and a $650.0 million senior term loan facility (“Term Facility”). The 2006 Credit Facility had a five-year term and was scheduled to mature in November 2011. In May 2011, the Company borrowed $250.0 million under the 2006 Revolving Facility to partially fund the Specifar acquisition as discussed in “NOTE 5 – Acquisitions and Divestitures”. On September 16, 2011, concurrent with executing the Revolving Credit Facility, the Company repaid the then amount outstanding and terminated the 2006 Revolving Facility.

Bridge Facility

On April 25, 2012, pending execution of the Company’s final financing plans in connection with the purchase of Actavis Group, the Company entered into a senior unsecured bridge loan (“Bridge Facility”) with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Wells Fargo Securities, LLC, and Wells Fargo Bank, N.A. in an amount up to $6.0 billion. Debt related costs paid in connection with the Bridge Facility were $37.1 million, which was fully amortized in 2012 as the Bridge Facility was permanently terminated on October 31, 2012.

Mandatorily Redeemable Preferred Stock

In connection with the Arrow Acquisition, on December 2, 2009, pursuant to the Purchase Agreement, Actavis issued 200,000 shares of newly designed non-voting Series A Preferred Stock of Actavis, having a stated value of $1,000 per share (the “Stated Value”), or an aggregate stated value of $200.0 million, which have been placed in an indemnity escrow account for a period of three years. The fair value of the Mandatorily Redeemable Preferred Stock was initially estimated to be $150.0 million at Acquisition Date based on the mandatory redemption value of $200.0 million on December 2, 2012 using a discount rate of 9.63% per annum. The mandatorily redeemable preferred stock was redeemed for cash of $200.0 million on December 2, 2012.

Fair Value of Outstanding Debt

As of December 31, 2012, the fair value of our Senior Notes was $248.2 million greater than the carrying value. Generally changes in market interest rates affect the fair value of fixed-rate debt, but do not impact earnings or cash flows. Accordingly, we believe the effect, if any, of reasonably possible near-term changes in the fair value of our debt would not be material on our financial condition, results of operations or cash flows.

Annual Debt Maturities

At December 31, 2012, annual debt maturities were as follows (in millions):

2013	170
2014	620
2015	170
2016	170
2017	2,220
2018 and after	3,100

Amounts represent total anticipated cash payments assuming scheduled repayments under the Term Loan Credit Agreement and maturities of our existing Senior Notes. Future prepayments under the Term Loan will lead to a pro-rata reduction in the Term Loan principal amounts due. Any early settlement of our Senior Notes through redemption or repurchase privileges, as defined under the terms of the Senior Notes, would change the timing of principal amounts due.

Lease Commitments

The Company has operating leases for certain facilities and equipment. The terms of the operating leases for the Company’s facility leases require the Company to pay property taxes, normal maintenance expense and maintain minimum insurance coverage. Total rental expense for operating leases in for December 31, 2012, 2011, and 2010 was $33.1 million, $32.4 million, and $26.0 million, respectively. The Company also has capital leases for certain facilities and equipment, as addressed below. The future minimum lease payments under both capital and operating leases that have remaining terms in excess of one year are:

	Capital	Operating
2013	$7.9	$38.1
2014	7.8	32.1
2015	2.3	26.9
2016	1.4	17.6
2017	0.6	13.0
Thereafter	1.4	56.2

Total minimum lease payments	21.4	183.9

Less: amount representing interest	(3.0)

Present value of net minimum lease payments	$18.4

The assets recorded under capital leases as of December 31, 2012 are:

Machinery & Equipment	$7.9
Furniture & Fixtures	0.8
Building & Improvements	0.5
Land	6.5

Total	$15.7

Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Other Long-Term Liabilities

NOTE 11 — Other Long-Term Liabilities

Other long-term liabilities consisted of the following (in millions):

	December 31,
	2012	2011
Acquisition related contingent consideration liabilities	$363.1	$181.6
Long term pension liability	44.3	—
Other long-term liabilities	107.1	19.4

	514.5	201.0
Less: Current portion included in accounts payable and accrued expenses	351.9	128.3

Total other long-term liabilities	$162.6	$72.7

The Company determines the acquisition date fair value of contingent consideration obligations based on a probability-weighted income approach derived from revenue estimates and a probability assessment with respect to the likelihood of achieving contingent obligations including contingent payments such as milestone obligations, royalty obligations and contract earn-out criteria, where applicable. The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in fair value measurement accounting. The resultant probability-weighted cash flows are discounted using an appropriate effective annual interest rate to reflect the internal rate of return and incremental commercial uncertainty, major risks and uncertainties associated with the successful completion of the projects triggering the contingent obligation. At each reporting date, the Company revalues the contingent consideration obligation to estimated fair value and records changes in fair value as income or expense in our consolidated statement of operations. Changes in the fair value of the contingent consideration obligations may result from changes in discount periods and rates, changes in the timing and amount of revenue estimates and changes in probability assumptions with respect to the likelihood of achieving the various contingent consideration obligations. Accretion expense related to the increase in the net present value of the contingent liability is included in interest expense for the period.

The Company incurred contingent consideration in the December 2, 2009 acquisition of the Arrow Group, the July 2, 2010 acquisition of the U.S. rights to Crinone® and progesterone gel, on the gross profits on sales of the generic tablet version of Nexium® (esomeprazole) and in the acquisition of the Actavis Group.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12 — Income Taxes

The Company’s income before provision for income taxes was generated from the United States and international operations as follows (in millions):

	Years Ended December 31,
	2012	2011	2010
Income before income taxes:
U.S.	$730.6	$731.4	$391.6
Foreign	(485.5)	(275.4)	(141.0)

Income before income taxes	$245.1	$456.0	$250.6

The Company’s provision for income taxes consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Current provision:
Federal	$328.5	$301.2	$161.4
State	18.0	10.8	14.9
Foreign	21.3	11.8	9.3

Total current provision	367.8	323.8	185.6

Deferred (benefit) provision:
Federal	(75.5)	(53.2)	(54.1)
State	5.6	(3.9)	(10.2)
Foreign	(151.1)	(69.8)	(54.0)

Total deferred (benefit) provision	(221.0)	(126.9)	(118.3)

Total provision for income taxes	$146.8	$196.9	$67.3

The exercise of certain stock options resulted in a tax benefit and has been reflected as a reduction of income taxes payable and an increase to additional paid-in capital. Such benefits recorded were $13.7 million, $14.6 million and $6.7 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Reconciliations between the statutory federal income tax rate and the Company’s effective income tax rate were as follows:

	Years Ended December 31,
	2012	2011	2010
Federal income tax at statutory rates	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	5.5%	2.4%	1.6%
Foreign rate differential	(3.7)%	1.9%	2.8%
Foreign intangible amortization	18.7%	6.1%	0.0%
Effect of Ascent reorganization	(15.0)%	0.0%	0.0%
Loss on foreign currency hedge	10.1%	0.0%	0.0%
Foreign impairments	8.4%	0.6%	0.7%
Tax audit outcomes	(7.0)%	(1.4)%	(7.8)%
Non-deductible expenses	5.9%	2.5%	5.0%
R&D credit and U.S. manufacturing deduction	(4.5)%	(3.7)%	(3.7)%
Rate changes	2.8%	(1.2)%	(4.3)%
Transaction costs	2.7%	0.2%	0.0%
Valuation allowance	(1.6)%	1.4%	(1.4)%
Sale of subsidiary	0.0%	0.0%	(2.1)%
Other	2.6%	(0.6)%	1.1%

Effective income tax rate	59.9%	43.2%	26.9%

Deferred tax assets and liabilities are measured based on the difference between the financial statement and tax basis of assets and liabilities at the applicable tax rates. The significant components of the Company’s net deferred tax assets (liabilities) consisted of the following (in millions):

	December 31,
	2012	2011
Benefits from net operating loss and tax credit carryforwards	$248.1	$101.3
Differences in financial statement and tax accounting for:
Inventories, receivables and accruals	342.2	163.9
Deferred revenue	6.3	9.9
Share-based compensation	24.0	19.4
Other	49.7	18.3

Total deferred tax asset, gross	670.3	312.8
Less: Valuation allowance	(101.6)	(37.8)

Total deferred tax asset, net	$568.7	$275.0

Differences in financial statement and tax accounting for:
Property, equipment and intangible assets	(906.9)	(288.1)
Basis difference in debt	(269.6)	—
Deferred interest expense	(76.3)	(76.3)

Total deferred tax liabilities	$(1,252.8)	$(364.4)

Total deferred taxes	$(684.1)	$(89.4)

The total net deferred tax liability increased by $786.5 due to acquisitions.

The Company had the following carryforward tax attributes at December 31, 2012:

•	$68.1 million state tax net operating loss (“NOL”) which begin to expire in 2013;

•	$441.7 million foreign tax NOLs which begin to expire in 2013; and $296.0 million foreign tax NOLs which are not subject to expiration.

•	$22.1 million of tax credits in foreign jurisdictions which begin to expire in 2013 and $87.8 million of tax credits in foreign jurisdiction which are not subject to expiration.

A valuation allowance has been established due to the uncertainty of realizing certain net operating losses ($89.7 million), some foreign deferred tax assets ($6.7 million) and deferred tax assets relating to some impaired investments ($5.2 million).

Deferred income taxes have not been provided on the undistributed earnings of certain of the Company’s foreign subsidiaries of approximately $242.7 as of December 31, 2012, as these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation. In making this assertion, the Company evaluates, among other factors, the profitability of its United States and foreign operations and the need for cash within and outside the United States, including cash requirements for capital improvement, acquisitions and market expansion. Additionally, the Company has accrued withholding taxes of approximately $8 million for certain pre-acquisition earnings for some of the Actavis subsidiaries. The Company expects that future earnings in these subsidiaries will be indefinitely reinvested.

Accounting for Uncertainty in Income Taxes

At December 31, 2012, 2011 and 2010, the liability for income tax associated with uncertain tax positions was $103.7 million, $71.2 million and $68.0 million, respectively. As of December 31, 2012, the Company estimates that this liability would be reduced by $28.4 million, from offsetting tax benefits associated with the correlative effects of state income taxes and net operating losses with valuation allowances. The net amount of $75.3 million, if recognized, would favorably affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	December 31,
	2012	2011	2010
Balance at the beginning of the year	$71.2	$68.0	$72.2
Increases for current year tax positions	4.3	8.5	5.9
Increases for prior year tax positions	6.7	11.0	20.1
Increases due to acquisitions	41.9	—	—
Decreases for prior year tax positions	(10.4)	(14.9)	(27.5)
Settlements	(9.3)	(1.2)	(2.3)
Lapse of applicable statue of limitations	(1.3)	(0.2)	(0.4)
Foreign Exchange	0.6	—	—

Balance at the end of the year	$103.7	$71.2	$68.0

The Company’s continuing practice is to recognize interest and penalties related to uncertain tax positions in tax expense. During the years ended December 31, 2012, 2011 and 2010, the company recognized approximately $1.3 million, $2.2 million and $2.3 million in interest and penalties, respectively. At December 31, 2012, 2011 and 2010 the Company had accrued $9.5 million (net of tax benefit of $4.4 million), $4.2 million (net of tax benefit of $2.6 million) and $2.4 million (net of tax benefit of $1.8 million) of interest and penalties related to uncertain tax positions, respectively. The Company does not expect significant changes in its uncertain tax positions in the next twelve months.

The Company conducts business globally and, as a result, it files federal, state and foreign tax returns. The Company strives to resolve open matters with each tax authority at the examination level and could reach agreement with a tax authority at any time. While the Company has accrued for amounts it believes are the probable outcomes, the final outcome with a tax authority may result in a tax liability that is more or less than that reflected in the consolidated financial statements. Furthermore, the Company may later decide to challenge any assessments, if made, and may exercise its right to appeal. The uncertain tax positions are reviewed quarterly and adjusted as events occur that affect potential liabilities for additional taxes, such as lapsing of applicable statutes of limitations, proposed assessments by tax authorities, negotiations with or between tax authorities and issuance of new legislation, regulations, rulings or case law. Management believes that adequate amounts of tax and related penalty and interest have been provided for any adjustments that may result from these uncertain tax positions.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2007. In the third quarter of 2012 the IRS concluded its examination of the Company’s 2007-2009 tax returns resulting in a release of tax reserves of $7.8 million. The Company and the IRS have agreed on all issues except the timing of the deductibility of certain litigation costs. The Company intends to appeal the disputed issue and believes that it will prevail on its position. The IRS is still examining the 2007-2009 tax returns for Arrow’s US business and is focusing on certain pre-acquisition transfer pricing issues. Additionally, the IRS has indicated that it will begin the audit of the Company’s next audit cycle in 2013. The significant foreign jurisdictions which have open statutes to assessment include Australia, Greece, Iceland, India, Malta, Russia and the UK. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company has accrued for amounts it believes are the likely outcomes.

Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Stockholders' Equity

Note 13 — Stockholders’ Equity

Preferred stock

In 1992, the Company authorized 2.5 million shares of no par preferred stock. The Board has the authority to fix the rights, preferences, privileges and restrictions, including but not limited to, dividend rates, conversion and voting rights, terms and prices of redemptions and liquidation preferences without vote or action by the stockholders. On December 2, 2009 the Company issued 200,000 shares of Mandatorily Redeemable Preferred Stock in connection with Arrow acquisition. The Mandatorily Redeemable Preferred Stock was redeemed for cash of $200.0 million on December 2, 2012. (For additional information on the Mandatorily Redeemable Preferred Stock refer to “NOTE 10 — Long-Term Debt”).

Stock option plans

The Company has adopted several stock option plans, all of which have been approved by the Company’s shareholders that authorize the granting of options to purchase the Company’s common shares subject to certain conditions. At December 31, 2012, the Company had reserved 7.7 million of its common shares for issuance upon exercise of options granted or to be granted under these plans and for restricted stock grants (see discussion below). The option award plans require options to be granted at the fair value of the shares underlying the options at the date of the grant and generally become exercisable over periods ranging from three to five years and expire in ten years. No additional options have been granted under any of these plans.

A summary of the Company’s stock option plans consisted of the following (options and aggregate intrinsic value in millions):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2011	1.7	$31.74
Granted	—	—
Exercised	(0.6)	32.18
Cancelled	—	—

Outstanding, December 31, 2012	1.1	$31.50	3.1	$62.1

Vested and expected to vest at December 31, 2012	1.1	$31.50	3.1	$62.1

Options exercisable at December 31, 2012	1.1	$31.50	3.1	$62.1

As of December 31, 2012, the stock options were completely expensed. Total intrinsic value of options exercised for the year ended December 31, 2012 and 2011 was $24.4 million and $24.3 million, respectively.

Restricted Stock Plan

Beginning in 2005, the Compensation Committee of the Board authorized and issued restricted stock to the Company’s Participants under the Company’s equity compensation plans. The restricted stock award program offers Participants the opportunity to earn shares of our common stock over time, rather than options that give Participants the right to purchase stock at a set price. Restricted stock and restricted stock unit awards are grants that entitle the holder to shares of common stock subject to certain terms. Actavis’ restricted stock and restricted stock unit awards generally have restrictions lapse over a one- to four-year period. Restrictions generally lapse for non-employee directors after one year. Restrictions generally lapse for employees over a two- to four-year period. Certain restricted stock units are performance-based awards issued at a target number, subject to adjustments up or down based upon achievement of certain financial targets. The fair value of restricted stock grants is based on the fair market value of our common stock on the respective grant dates. Restricted stock compensation is being amortized and charged to operations over the same period as the restrictions lapse for the Participants.

A summary of the changes in restricted stock grants during the year ended December 31, 2012 is presented below (shares and aggregate intrinsic value in millions):

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Restricted shares outstanding at December 31, 2011	2.5	$44.37	1.5	$110.8
Granted	0.9	66.03		64.9
Vested	(0.7)	62.84		(46.9)
Cancelled	(0.1)	51.49		(6.0)

Restricted shares outstanding at December 31, 2012	2.6	$46.92	1.4	$122.8

As of December 31, 2012, the Company had $51.3 million of total unrecognized compensation expense, net of estimated forfeitures, related to restricted stock grants, which will be recognized over the remaining weighted average period of 1.4 years.

Stock Repurchases

During the years ended December 31, 2012 and 2011, the Company repurchased approximately 0.3 million each of its common stock surrendered to the Company to satisfy tax withholding obligations in connection with the exercise and sale of stock options or vesting of restricted stock issued to employees for total consideration of $16.1 million and $14.2 million, respectively.

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) at December 31, 2012 consists of unrealized gains on securities of $0.1 million and foreign currency translation gain of $36.7 million. Accumulated other comprehensive income (loss) at December 31, 2011 consists of unrealized gains on securities of $0.1 million and foreign currency translation adjustments of ($76.6) million.

Segments	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segments

NOTE 14 — Segments

Actavis operates in three segments: Actavis Pharma (previously Global Generics), Actavis Specialty Brands (previously Global Brands) and Anda Distribution (previously Distribution). The Actavis Pharma segment includes off-patent pharmaceutical products that are therapeutically equivalent to proprietary products. The Actavis Specialty Brands segment includes patent-protected products and certain trademarked off-patent products that Actavis sells and markets as brand pharmaceutical products. The Anda Distribution segment mainly distributes generic pharmaceutical products manufactured by third parties, as well as by Actavis, primarily to independent pharmacies, pharmacy chains, pharmacy buying groups and physicians’ offices. The Anda Distribution segment operating results exclude sales by Anda of products developed, acquired, or licensed by Actavis’ Actavis Pharma and Actavis Specialty Brands segments.

The accounting policies of the operating segments are the same as those described in “NOTE 2 — Summary of Significant Accounting Policies.” The Company evaluates segment performance based on segment contribution. Segment contribution represents segment net revenues less cost of sales (excludes amortization), R&D expenses and selling and marketing expenses. The Company does not report total assets, capital expenditures, corporate general and administrative expenses, amortization, gains or losses on asset sales or disposals and impairments by segment as not all such information has been accounted for at the segment level, nor has such information been used by all segments.

Segment net revenues, segment operating expenses and segment contribution information for the Company’s Actavis Pharma, Actavis Specialty Brands and Anda Distribution segments consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Actavis Pharma Segment
Product sales	$4,385.2	$3,320.2	$2,268.9
Other revenue	60.9	47.0	69.5

Net revenues	4,446.1	3,367.2	2,338.4
Operating expenses:
Cost of sales(1)	2,428.4	1,817.8	1,198.9
Research and development	255.6	227.7	194.6
Selling and marketing	281.2	156.0	111.9

Actavis Pharma Contribution	$1,480.9	$1,165.7	$833.0

Contribution margin	33.3%	34.6%	35.6%
Actavis Specialty Brands Segment
Product sales	$411.6	$364.9	$316.3
Other revenue	70.8	76.1	81.5

Net revenues	482.4	441.0	397.8
Operating expenses:
Cost of sales(1)	115.4	94.4	88.4
Research and development	146.2	67.7	101.5
Selling and marketing	175.5	168.6	137.8

Actavis Specialty Brands Contribution	$45.3	$110.3	$70.1

Contribution margin	9.4%	25.0%	17.6%
Anda Distribution Segment
Product sales	$986.4	$776.2	$830.7
Other revenue	—	—	—

Net revenues	986.4	776.2	830.7
Operating expenses:
Cost of sales(1)	846.6	652.7	711.2
Research and development	—	—	—
Selling and marketing	89.8	77.2	70.3

Anda Distribution Contribution	$50.0	$46.3	$49.2

Contribution margin	5.1%	6.0%	5.9%

Total Segment Contribution	$1,576.2	$1,322.3	$952.3
Corporate general and administrative	624.8	353.1	436.1
Amortization	481.1	354.3	180.0
Loss on asset sales and impairments, net	149.5	78.7	30.8

Operating income	$320.8	$536.2	$305.4

(1)	Excludes amortization of acquired intangibles including product rights.

The Company’s net product sales are represented by the sale of products in the following geographic areas for the years ended December 31 (in millions):

	2012	2011	2010
United States	$4,718.8	$3,960.6	$2,990.1
International	1,064.4	500.7	425.8

	$5,783.2	$4,461.3	$3,415.9

The Company’s net product sales are represented by the sale of products in the following therapeutic categories for the years ended December 31 (in millions):

	2012	2011	2010
Central nervous system	$1,964.0	$1,517.4	$907.6
Cardiovascular	1,298.5	977.2	594.6
Hormones and synthetic substitutes	868.5	724.7	682.3
Anti-infective agents	267.9	197.9	161.5
Urology	174.0	140.5	127.3
Other	1,210.3	903.6	942.6

	$5,783.2	$4,461.3	$3,415.9

Business Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring And Related Activities [Abstract]
Business Restructuring Charges

NOTE 15 — Business Restructuring Charges

During 2012 activity related to our business restructuring and facility rationalization activities primarily related to the cost optimization initiatives in conjunction with the acquisition of Actavis Group and additional steps to improve our operating cost structure and achieve operating excellence and efficiencies through our Global Supply Chain Initiative (“GCSI”). Restructuring activities involved facilities and operations in Corona, California; Morristown, New Jersey; and Zug, Switzerland for the year ended December 31, 2012 as follows (in millions):

	Balance at December 31, 2011	Assumed Liability Actavis Group	Charged to Expense	Cash Payments	Non-cash Adjustments	Balance at December 31, 2012
Cost of sales
Severance and retention	$7.9	$1.0	$7.9	$(0.6)	$(1.3)	$14.9
Product transfer costs	0.3	—	4.7	(4.5)	—	0.5
Facility decommission costs	1.2	6.2	0.8	(0.7)	(0.2)	7.3
Accelerated depreciation	—	—	0.3	—	(0.3)	—

	9.4	7.2	13.7	(5.8)	(1.8)	22.7

Operating expenses
Research and development	3.8	1.4	1.1	(2.9)	—	3.4
Accelerated—R & D	—	—	0.2	—	(0.2)	—
Selling, general and administrative	0.9	12.0	32.3	(6.5)	0.3	39.0

	$4.7	$13.4	$33.6	$(9.4)	$0.1	$42.4

Total	$14.1	$20.6	$47.3	$(15.2)	$(1.7)	$65.1

Activity related to our business restructuring and facility rationalization activities primarily consisted of restructuring activities involving facilities at Carmel, New York, Mississauga, Canada and Melbourne, Australia for the year ended December 31, 2011 as follows (in millions):

	Accrual Balance at December 31, 2010	Charged to Expense	Cash Payments	Non-cash Adjustments	Accrual Balance at December 31, 2011
Cost of sales
Severance and retention	$12.9	$1.1	$(6.1)	$—	$7.9
Product transfer costs	1.4	3.2	(4.3)	—	0.3
Facility decommission costs	1.6	1.1	(1.5)	—	1.2
Accelerated depreciation	—	3.8	—	(3.8)	—

	15.9	9.2	(11.9)	(3.8)	9.4

Operating expenses
R&D	3.1	3.9	(3.2)	—	3.8
Accelerated depreciation — R&D	—	1.0	—	(1.0)	—
Selling, general and administrative	1.0	1.7	(1.8)	—	0.9
Accelerated depreciation — S,G&A	—	0.3	—	(0.3)	—

	4.1	6.9	(5.0)	(1.3)	4.7

Total	$20.0	$16.1	$(16.9)	$(5.1)	$14.1

Product transfer costs consist of documentation, testing and shipping costs to transfer product to other facilities. Operating expenses include severance, retention and accelerated depreciation. Retention is expensed over the service period of employees. Activity related to our business restructuring and facility rationalization activities is primarily attributable to our Actavis Pharma segment.

During the year ended December 31, 2012, 2011 and 2010, the Company recognized restructuring charges of $47.3 million, $16.1 million and $45.1 million, respectively.

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2012
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities

NOTE 16 — Derivative Instruments and Hedging Activities

The Company entered into foreign currency exchange options and foreign currency forward contracts to hedge its purchase of Actavis Group for €4.25 billion. The foreign currency exchange options had a net premium of $156.8 million that was settled and paid on October 9, 2012. These transactions were entered into to mitigate exposure resulting from movements of the U.S. dollar against the Euro in connection with the purchase obligation. Since these derivatives were hedges on foreign currency risk for a business combination denominated in a foreign currency, the change in the value of the derivatives was recognized in the statement of operations. The net loss on the derivative contracts of $70.4 million was recognized in other income and expense during the twelve months ended December 31, 2012.

Fair Value Measurement	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurement

NOTE 17 — Fair Value Measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants. Fair values determined based on Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined based on Level 2 inputs utilize observable quoted prices for similar assets and liabilities in active markets and observable quoted prices for identical or similar assets in markets that are not very active. Fair values determined based on Level 3 inputs utilize unobservable inputs and include valuations of assets or liabilities for which there is little, if any, market activity. A financial asset or liability’s classification within the above hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Assets and liabilities measured at fair value or disclosed at fair value on a recurring basis as at December 31, 2012 and 2011 consisted of the following (in millions):

	Fair Value Measurements as at December 31, 2012 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Marketable securities	$9.0	$9.0	$—	$—
Liabilities:
Contingent consideration	$363.1	$—	$—	$363.1

	Fair Value Measurements as at December 31, 2011 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Marketable securities	$14.9	$14.9	$—	$—
Liabilities:
Contingent consideration	$181.6	$—	$—	$181.6

Marketable securities and investments consist of available-for-sale investments in U.S. Treasury and agency securities and publicly traded equity securities for which market prices are readily available. Unrealized gains or losses on marketable securities and investments are recorded in accumulated other comprehensive (loss) income.

The fair value measurement of the contingent consideration obligations is determined using Level 3 inputs. The fair value of contingent consideration obligations is based on a probability-weighted income approach. The measurement is based upon unobservable inputs supported by little or no market activity based on our own assumptions. Changes in the fair value of the contingent consideration obligations are recorded in our consolidated statement of operations. For the year ended December 31, 2012, charges (credits) of $1.0 million, ($27.5) million, and $5.2 million have been included in cost of sales, loss on asset sales and impairments and interest expense, respectively, in the accompanying consolidated statement of operations.

The table below provides a summary of the changes in fair value, including net transfers in and/or out, of all financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011 (in millions):

	Balance at December 31, 2011	Net transfers in to (out of) Level 3	Purchases and settlements, net	Net accretion and fair value adjustments	Foreign currency translation	Balance at December 31, 2012
Liabilities:
Contingent consideration obligations	$181.6	$—	$197.3	$(21.3)	$5.5	$363.1

	Balance at December 31, 2010	Net transfers in to (out of) Level 3	Purchases and settlements, net	Net accretion and fair value adjustments	Foreign currency translation	Balance at December 31, 2011
Liabilities:
Contingent consideration obligations	$198.5	$—	$37.2	$(51.1)	$(3.0)	$181.6

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 18 — Commitments and Contingencies

Legal Matters

Actavis and its affiliates are involved in various disputes, governmental and/or regulatory inspections, inquires, investigations and proceedings, and litigation matters that arise from time to time in the ordinary course of business. The process of resolving matters through litigation or other means is inherently uncertain and it is possible that an unfavorable resolution of these matters will adversely affect the Company, its results of operations, financial condition and cash flows. The Company’s general practice is to expense legal fees as services are rendered in connection with legal matters, and to accrue for liabilities when losses are probable and reasonably estimable.

We evaluate, on a quarterly basis, developments in legal proceedings and other matters that could cause an increase or decrease in the amount of the liability that has been accrued previously. At December 31, 2012, the Company’s consolidated balance sheets include accrued loss contingencies of $230.8 million. This amount includes contingent losses associated with the drug pricing litigation discussed below, as well as additional reserves for potential immaterial contingent losses.

Our legal proceedings range from cases brought by a single plaintiff to mass tort actions and class actions with thousands of putative class members. These legal proceedings, as well as other matters, involve various aspects of our business and a variety of claims (including, but not limited to, qui tam actions, antitrust, product liability, securities, patent infringement and trade practices), some of which present novel factual allegations and/or unique legal theories. In addition, a number of the matters pending against us are at very early stages of the legal process (which in complex proceedings of the sort faced by us often extend for several years). As a result, some matters have not yet progressed sufficiently through discovery and/or development of important factual information and legal issues to enable us to estimate a range of possible loss. In those proceedings in which plaintiffs do request publicly quantified amounts of relief, we do not believe that the quantified amounts are meaningful because they are merely stated jurisdictional limits, exaggerated and/or unsupported by the evidence or applicable burdens of proof.

Cipro® Litigation.    Beginning in July 2000, a number of suits were filed against the Company, The Rugby Group, Inc. (“Rugby”) and other company affiliates in various state and federal courts alleging claims under various federal and state competition and consumer protection laws. Several plaintiffs have filed amended complaints and motions seeking class certification. Approximately 42 were cases filed against the Company, Rugby and other Company entities. Many of these actions have been dismissed. Actions remain pending in various state courts, including California, Kansas, Tennessee, and Florida. The actions generally allege that the defendants engaged in unlawful, anticompetitive conduct in connection with alleged agreements, entered into prior to the Company’s acquisition of Rugby from Sanofi Aventis (“Sanofi”), related to the development, manufacture and sale of the drug substance ciprofloxacin hydrochloride, the generic version of Bayer’s brand drug, Cipro ®. The actions generally seek declaratory judgment, damages, injunctive relief, restitution and other relief on behalf of certain purported classes of individuals and other entities. In the action pending in Kansas, the court has administratively terminated the matter. There has been no action in the cases pending in Florida and Tennessee since 2003. In the action pending in the California Superior Court for the County of San Diego ( In re: Cipro Cases I & II, JCCP Proceeding Nos. 4154 & 4220 ), on July 21, 2004, the California Court of Appeal ruled that the majority of the plaintiffs would be permitted to pursue their claims as a class. On August 31, 2009, the California Superior Court granted defendants’ motion for summary judgment, and final judgment was entered on September 24, 2009. On October 31, 2011, the California Court of Appeal affirmed the Superior Court’s judgment. On December 13, 2011, the plaintiffs filed a petition for review in the California Supreme Court. On February 15, 2012, the California Supreme Court granted review. On September 12, 2012, the California Supreme Court entered a stay of all proceedings in the case pending possible action by the United States Supreme Court in an unrelated case that raises similar legal issues. In addition to the pending actions, the Company understands that various state and federal agencies are investigating the allegations made in these actions. Sanofi has agreed to defend and indemnify the Company and its affiliates in connection with the claims and investigations arising from the conduct and agreements allegedly undertaken by Rugby and its affiliates prior to the Company’s acquisition of Rugby, and is currently controlling the defense of these actions.

Governmental Reimbursement Investigations and Drug Pricing Litigation.    In November 1999, Schein Pharmaceutical, Inc., now known as Watson Pharma, Inc. (“Watson Pharma”) was informed by the U.S. Department of Justice that it, along with numerous other pharmaceutical companies, is a defendant in a qui tam action brought in 1995 under the U.S. False Claims Act currently pending in the U.S. District Court for the Southern District of Florida (the “Florida Qui Tam Action”). Watson Pharma has not been served in the qui tam action. A qui tam action is a civil lawsuit brought by an individual or a company (the “qui tam relator”) for an alleged violation of a federal statute, in which the U.S. Department of Justice has the right to intervene and take over the prosecution of the lawsuit at its option. Pursuant to applicable federal law, the qui tam action is under seal as to Watson Pharma. The Company believes that the qui tam action relates to whether allegedly improper price reporting by pharmaceutical manufacturers led to increased payments by Medicare and/or Medicaid. The Company believes that the Florida Qui Tam Action against the Company was dismissed without prejudice while still sealed as to the Company. Watson Pharma subsequently also received and responded to notices or subpoenas from the Attorneys General of various states, including Florida, Nevada, New York, California and Texas, relating to pharmaceutical pricing issues and whether allegedly improper actions by pharmaceutical manufacturers led to excessive payments by Medicare and/or Medicaid. On June 26, 2003, the Company received a request for records and information from the U.S. House Committee on Energy and Commerce in connection with that committee’s investigation into pharmaceutical reimbursements and rebates under Medicaid. The Company produced documents in response to the request. Other state and federal inquiries regarding pricing and reimbursement issues are anticipated.

The Company and certain of its subsidiaries also are named as defendants in various lawsuits filed by numerous states and qui tam relators, including Wisconsin, Kentucky, Illinois, Mississippi, Missouri, South Carolina, Alabama, Utah, Kansas and Louisiana captioned as follows: State of Wisconsin v. Abbott Laboratories, et al., Case No. 04-cv-1709, Wisconsin Circuit Court for Dane County; State of Wisconsin, ex rel., et al. v. Actavis Mid Atlantic LLC, et al., Case No. 11-cv-5544, Wisconsin Circuit Court for Dane County; Commonwealth of Kentucky v. Alpharma, Inc., et al., Case Number 04-CI-1487, Kentucky Circuit Court for Franklin County; State of Alabama v. Abbott Laboratories, Inc. et al., Civil Action No. CV05-219, Alabama Circuit Court for Montgomery County; State of Illinois v. Abbott Laboratories, Inc. et al., Civil Action No. 05-CH-02474, Illinois Circuit Court for Cook County; State of Mississippi v. Abbott Laboratories, Inc. et al., Civil Action No. G2005-2021 S/2, Mississippi Chancery Court of Hinds County; State of Missouri ex rel. Jeremiah W. (Jay) Nixon v. Mylan Laboratories, et al, Case No. 054-2486, Missouri Circuit Court of St. Louis; State of South Carolina and Henry D. McMaster v. Watson Pharmaceuticals (New Jersey), Inc., In the Court of Common Pleas for the Fifth Judicial Circuit, State of South Carolina, County of Richland, C.A. No. 2006-CP-40-7152; State of South Carolina and Henry D. McMaster v. Watson Pharmaceuticals (New Jersey), Inc., In the Court of Common Pleas for the Fifth Judicial Circuit, State of South Carolina, County of Richland, C.A. No. 2006-CP-40-7155; State of Utah v. Actavis U.S., Inc., et al., In the Third Judicial District Court of Salt Lake County, Civil No. 07-0913719; State of Kansas ex rel. Steve Six v. Watson Pharmaceuticals, Inc. and Watson Pharma, Inc., Case Number: 08CV2228, District Court of Wyandotte County, Kansas, Civil Court Department; and State of Louisiana V. Abbott Laboratories, Inc., et al., Case No. 596144, Parish of East Baton Rouge, 19 th Judicial District.

In 2011, the Company settled certain claims made against it by a relator in a qui tam action brought against the Company on behalf of the United States. The settlement of that qui tam action resolved all claims on behalf of the United States asserted in that action except for claims relating to the federal share of Medicaid payments made by the States of Alabama, Alaska, Kentucky, Idaho, Illinois, South Carolina and Wisconsin. The Company subsequently settled all claims, including the claims on behalf of the United States, brought by Alabama. The settlement with Alabama is contingent upon the parties finalizing and executing mutually acceptable definitive settlement agreements. The case against the Company on behalf of Kentucky was tried in November 2011. The jury reached a verdict in the Company’s favor on each of Kentucky’s claims against the Company. Kentucky has filed post-trial motions for relief from the jury verdict. The case against the Company on behalf of Mississippi was tried from November 2012 through February 2013. The Company is awaiting a decision in that case. The case against the Company on behalf of Louisiana is scheduled for trial in August 2013. The case against the Company on behalf of Missouri is scheduled for trial in November 2013. The case against the Company on behalf of Kansas is scheduled for trial in January 2014.

At December 31, 2012, the Company’s consolidated balance sheets included accrued expenses in connection with the remaining drug pricing actions of $154.4 million. With regard to the remaining drug pricing actions, the Company believes that it has meritorious defenses and intends to vigorously defend itself in those actions. The Company continually monitors the status of these actions and may settle or otherwise resolve some or all of these matters on terms that the Company deems to be in its best interests. However, the Company can give no assurance that it will be able to settle the remaining actions on terms it deems reasonable, or that such settlements or adverse judgments in the remaining actions, if entered, will not exceed the amounts of the liability reserves. Additional actions by other states, cities and/or counties are anticipated. These actions and/or the actions described above, if successful, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Medicaid Drug Reimbursement Litigation.    In December 2009, the Company learned that numerous pharmaceutical companies, including certain subsidiaries of the Company, have been named as defendants in a qui tam action pending in the United States District Court for the District of Massachusetts (United States of America ex rel. Constance A. Conrad v. Actavis Mid-Atlantic, LLC, f/k/a Biovail Pharmaceuticals, LLC, et. al., USDC Case No. 02-CV-11738-NG). The seventh amended complaint, which was served on certain of the Company’s subsidiaries in December 2009, alleges that the defendants falsely reported to the United States that certain pharmaceutical products were eligible for Medicaid reimbursement and thereby allegedly caused false claims for payment to be made through the Medicaid program. In July 2011, the plaintiff served a tenth amended complaint that unseals the action in its entirety and continues to allege the previously asserted claims against certain subsidiaries of the Company. The Company’s subsidiaries named in the action together with all other named defendants filed a Joint Motion to Dismiss the Tenth Amended Complaint on December 9, 2011. On February 25, 2013, the court granted the motion to dismiss as to all defendants. The plaintiff may appeal. Additional actions alleging similar claims could be asserted. The Company believes that it has meritorious defenses to the claims and intends to vigorously defend itself in the action. However, this action or similar actions, if successful, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

FDA Matters.    In May 2002, the Company’s subsidiary reached an agreement with the FDA on the terms of a consent decree with respect to its Corona, California manufacturing facility. The court approved the consent decree on May 13, 2002 ( United States of America v. Watson Laboratories, Inc., et. al., United States District Court for the Central District of California, EDCV-02-412-VAP). The consent decree applies only to the Company’s Corona, California facility and not other manufacturing sites. The decree requires Watson Laboratories to ensure that its Corona, California facility complies with the FDA’s current Good Manufacturing Practices (“cGMP”) regulations.

Pursuant to the agreement, the Company hired an independent expert to conduct inspections of the Corona facility at least once each year. In each year since 2002, the independent expert has reported its opinion to the FDA that, based on the findings of the audit of the facility, the FDA’s applicable cGMP requirements, applicable FDA regulatory guidance, and the collective knowledge, education, qualifications and experience of the expert’s auditors and reviewers, the systems at the Corona facility audited and evaluated by the expert are in compliance with the FDA’s cGMP regulations. However, the FDA is not required to accept or agree with the independent expert’s opinion. The FDA has conducted periodic inspections of the Corona facility since the entry of the consent decree, and concluded its most recent general cGMP inspection in November 2012. At the conclusion of the inspection, the inspectors issued a Form 483 to the Company identifying certain observations concerning the instances where the Company failed to follow cGMP regulations. The Company has responded to the Form 483 observations and has provided the FDA with a corrective action plan to address the observations noted in the Form 483. If in the future, the FDA determines that, with respect to its Corona facility, the Company has failed to comply with the consent decree or FDA regulations, including cGMPs, or has failed to adequately address the FDA’s inspectional observations, the consent decree allows the FDA to order the Company to take a variety of actions to remedy the deficiencies. These actions could include ceasing manufacturing and related operations at the Corona facility, and recalling affected products. Such actions, if taken by the FDA, could have a material adverse effect on the Company, its results of operations, financial position and cash flows.

Androgel®Antitrust Litigation.    On January 29, 2009, the U.S. Federal Trade Commission and the State of California filed a lawsuit in the United States District Court for the Central District of California (Federal Trade Commission, et. al. v. Watson Pharmaceuticals, Inc., et. al., USDC Case No. CV 09-00598) alleging that the Company’s September 2006 patent lawsuit settlement with Solvay Pharmaceuticals, Inc., related to AndroGel ® 1% (testosterone gel) CIII is unlawful. The complaint generally alleged that the Company improperly delayed its launch of a generic version of Androgel ® in exchange for Solvay’s agreement to permit the Company to co-promote Androgel ® for consideration in excess of the fair value of the services provided by the Company, in violation of federal and state antitrust and consumer protection laws. The complaint sought equitable relief and civil penalties. On February 2 and 3, 2009, three separate lawsuits alleging similar claims were filed in the United States District Court for the Central District of California by various private plaintiffs purporting to represent certain classes of similarly situated claimants (Meijer, Inc., et. al., v. Unimed Pharmaceuticals, Inc., et. al., USDC Case No. EDCV 09-0215); (Rochester Drug Co-Operative, Inc. v. Unimed Pharmaceuticals Inc., et. al., Case No. EDCV 09-0226); (Louisiana Wholesale Drug Co. Inc. v. Unimed Pharmaceuticals Inc., et. al, Case No. EDCV 09-0228) . On April 8, 2009, the Court transferred the government and private cases to the United States District Court for the Northern District of Georgia. On April 21, 2009 the State of California voluntarily dismissed its lawsuit against the Company without prejudice. The Federal Trade Commission and the private plaintiffs in the Northern District of Georgia filed amended complaints on May 28, 2009. The private plaintiffs amended their complaints to include allegations concerning conduct before the U.S. Patent and Trademark Office, conduct in connection with the listing of Solvay’s patent in the Food and Drug Administration’s “Orange Book,” and sham litigation. Additional actions alleging similar claims have been filed in various courts by other private plaintiffs purporting to represent certain classes of similarly situated direct or indirect purchasers of Androgel ® ( Stephen L. LaFrance Pharm., Inc. d/b/a SAJ Dist. v. Unimed Pharms., Inc., et al., D. NJ Civ. No. 09-1507 ); (Fraternal Order of Police, Fort Lauderdale Lodge 31, Insurance Trust Fund v. Unimed Pharms. Inc., et al.,D. NJ Civ. No. 09-1856 ); ( Scurto v. Unimed Pharms., Inc., et al., D. NJ Civ. No. 09-1900 ); ( United Food and Commercial Workers Unions and Employers Midwest Health Benefits Fund v. Unimed Pharms., Inc., et al., D. MN Civ. No. 09-1168 ); ( Rite Aid Corp. et al. v. Unimed Pharms., Inc. et al., M.D. PA Civ. No. 09-1153); (Walgreen Co., et al. v. Unimed Pharms., LLC, et al., MD. PA Civ. No. 09-1240 ); ( Supervalu, Inc. v. Unimed Pharms., LLC, et al, ND. GA Civ. No. 10-1024); ( LeGrand v. Unimed Pharms., Inc., et al ., ND. GA Civ. No. 10-2883); ( Jabo’s Pharmacy Inc. v. Solvay Pharmaceuticals, Inc., et al ., Cocke County, TN Circuit Court Case No. 31,837). On April 20, 2009, the Company was dismissed without prejudice from the Stephen L. LaFrance action pending in the District of New Jersey. On October 5, 2009, the Judicial Panel on Multidistrict Litigation transferred all actions then pending outside of the United States District Court for the Northern District of Georgia to that district for consolidated pre-trial proceedings ( In re: AndroGel ® Antitrust Litigation (No. II), MDL Docket No. 2084 ), and all currently-pending related actions are presently before that court. On February 22, 2010, the judge presiding over all the consolidated litigations related to Androgel ® then pending in the United States District Court for the Northern District of Georgia granted the Company’s motions to dismiss the complaints, except the portion of the private plaintiffs’ complaints that include allegations concerning sham litigation. Final judgment in favor of the defendants was entered in the Federal Trade Commission’s action on April 21, 2010. On April 25, 2012, the Court of Appeals affirmed the dismissal. On December 7, 2012, the U.S. Supreme Court granted the FTC’s Petition for a Writ of Certiorari. The hearing on the petition is scheduled for March 25, 2013. On July 20, 2010, the plaintiff in the Fraternal Order of Police action filed an amended complaint adding allegations concerning conduct before the U.S. Patent and Trademark Office, conduct in connection with the listing of Solvay’s patent in the Food and Drug Administration’s “Orange Book,” and sham litigation similar to the claims raised in the direct purchaser actions. On October 28, 2010, the judge presiding over MDL 2084 entered an order pursuant to which the LeGrand action, filed on September 10, 2010, was consolidated for pretrial purposes with the other indirect purchaser class action as part of MDL 2084 and made subject to the Court’s February 22, 2010 order on the motion to dismiss. In February 2012, the direct and indirect purchaser plaintiffs and the defendants filed cross-motions for summary judgment, and on June 22, 2012, the indirect purchaser plaintiffs, including Fraternal Order of Police, LeGrand and HealthNet, filed a motion for leave to amend and consolidate their complaints. On September 28, 2012, the district court granted summary judgment in favor of the defendants on all outstanding claims. The defendants have appealed.

The Company believes that these actions are without merit and intends to defend itself vigorously. However, these actions, if successful, could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Hormone Replacement Therapy Litigation.    Beginning in early 2004, a number of product liability suits were filed against the Company and certain Company affiliates, as well as numerous other pharmaceutical companies, for personal injuries allegedly arising out of the use of hormone replacement therapy products, including but not limited to estropipate and estradiol. Many of the cases originally filed against the Company and its affiliates have been dismissed. Approximately 32 cases remain pending against the Company and/or its affiliates in state and federal courts, representing claims by 32 plaintiffs. Breast cancer is the injury predominately alleged in the remaining cases, but stroke is claimed in two cases. The majority of the cases have been transferred to and consolidated in the United States District Court for the Eastern District of Arkansas (In re: Prempro Products Liability Litigation, MDL Docket No. 1507 ). Discovery in the individual cases has not been completed. The Company believes it has substantial meritorious defenses to these cases and maintains product liability insurance against such cases. However, litigation is inherently uncertain and the Company cannot predict the outcome of this litigation. These actions, if successful, or if insurance does not provide sufficient coverage against such claims, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Fentanyl Transdermal System Litigation.    Beginning in 2009, a number of product liability suits were filed against the Company and certain Company affiliates, as well as other manufacturers and distributors of fentanyl transdermal system products, for personal injuries or deaths allegedly arising out of the use of the fentanyl transdermal system products. The Company settled the majority of these cases in November 2012. There are approximately ten cases that remain pending against the Company and/or its affiliates in state and federal courts that are not part of the November 2012 settlement, representing claims by approximately 21 plaintiffs. Discovery is ongoing. The Company believes it has substantial meritorious defenses to these cases and maintains product liability insurance against such cases. However, litigation is inherently uncertain and the Company cannot predict the outcome of this litigation. These actions, if successful, or if insurance does not provide sufficient coverage against such claims, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Metoclopramide Litigation.    Beginning in 2009, a number of product liability suits were filed against the Company and certain Company affiliates, including legacy Actavis and Watson companies, as well as other manufacturers and distributors of metoclopramide, for personal injuries allegedly arising out of the use of metoclopramide. Approximately 2,000 cases are pending against the Company and/or its affiliates in state and federal courts, representing claims by multiple plaintiffs. These cases are generally in their preliminary stages and discovery is ongoing. The Company believes that, with respect to the majority of the cases against the legacy Watson companies, it will be defended in and indemnified by Pliva, Inc., an affiliate of Teva Pharmaceutical Industries, Ltd., from whom the Company purchased its metoclopramide product line in late 2008. With respect to the cases pending against the legacy Actavis companies, the Company is actively defending them. The Company believes that it has substantial meritorious defenses to these cases and maintains product liability insurance against such cases. However, litigation is inherently uncertain and the Company cannot predict the outcome of this litigation. These actions, if successful, or if our indemnification arrangements or insurance do not provide sufficient coverage against such claims, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Fax Litigation

Medical West Ballas Pharmacy, LTD, et al. v. Anda, Inc., (Circuit Court of the County of St. Louis, State of Missouri, Case No. 08SL-CC00257). In January 2008, Medical West Ballas Pharmacy, LTD, filed a putative class action complaint against the Company alleging conversion and alleged violations of the Telephone Consumer Protection Act (“TCPA”) and Missouri Consumer Fraud and Deceptive Business Practices Act. In April 2008, plaintiff filed an amended complaint substituting Anda, Inc., a subsidiary of the Company, as the defendant. The amended complaint alleges that by sending unsolicited facsimile advertisements, Anda misappropriated the class members’ paper, toner, ink and employee time when they received the alleged unsolicited faxes, and that the alleged unsolicited facsimile advertisements were sent to the plaintiff in violation of the TCPA and Missouri Consumer Fraud and Deceptive Business Practices Act. The TCPA allows recovery of minimum statutory damages of $500 per violation, which can be trebled if the violations are found to be willful. The complaint seeks to assert class action claims on behalf of the plaintiff and other similarly situated third parties. In April 2008, Anda filed an answer to the amended complaint, denying the allegations. In November 2009, the court granted plaintiff’s motion to expand the proposed class of plaintiffs from individuals for which Anda lacked evidence of express permission or an established business relationship to “All persons who on or after four years prior to the filing of this action, were sent telephone facsimile messages advertising pharmaceutical drugs and products by or on behalf of Defendant.” In November 2010, the plaintiff filed a second amended complaint further expanding the definition and scope of the proposed class of plaintiffs. On December 2, 2010, Anda filed a motion to dismiss claims the plaintiff is seeking to assert on behalf of putative class members who expressly consented or agreed to receive faxes from Defendant, or in the alternative, to stay the court proceedings pending resolution of Anda’s petition to the FCC (discussed below). On April 11, 2011, the court denied the motion. On May 19, 2011, the plaintiff’s filed their motion seeking certification of a class of entities with Missouri telephone numbers who were sent Anda faxes for the period January 2004 through January 2008. The motion has been briefed and is currently scheduled for hearing on May 15, 2013. No trial date has been set in the matter.

On May 1, 2012, an additional action under the TCPA was filed by Physicians Healthsource, Inc., purportedly on behalf of the “end users of the fax numbers in the United States but outside Missouri to which faxes advertising pharmaceutical products for sale by Anda were sent.” ( Physicians Healthsource Inc. v. Anda Inc . United States District Court for the Southern District of Florida, 12 CV 60798). On July 10, 2012, Anda filed its answer and affirmative defenses. The matter is in its preliminary stages and no trial date has been set.

Several issues raised in plaintiff’s motion for class certification in the Medical West matter are currently under consideration in the Eighth Circuit Court of Appeals in an unrelated case to which Anda is not a party, Nack v. Walburg , No. 11-1460. Nack concerns whether there is a private right of action for failing to include any opt-out notice on faxes sent with express permission, contrary to a Federal Communications Commission (FCC) Regulation that requires such notice on fax advertisements. The Eighth Circuit granted Anda leave to file an amicus brief and to participate during oral argument in the matter, which was held on September 19, 2012. No decision has been issued to date.

In a related matter, on November 30, 2010, Anda filed a petition with the FCC, asking the FCC to clarify the statutory basis for its regulation requiring “opt-out” language on faxes sent with express permission of the recipient (the “FCC Petition”). On May 2, 2012, the Consumer & Governmental Affairs Bureau of the FCC dismissed the FCC Petition. On May 14, 2012, Anda filed an application for review of the Bureau’s dismissal by the full Commission, requesting the FCC to vacate the dismissal and grant the relief sought in the FCC Petition. The FCC has not ruled on the application for review. Anda believes it has substantial meritorious defenses to the putative class actions brought under the TCPA, including but not limited to its receipt of consent to receive facsimile advertisements from many of the putative class members, and intends to defend the actions vigorously. However, these actions, if successful, could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Levonorgestrel/Ethinyl Estradiol Tablets (Generic version of Seasonique®).    On March 6, 2008, Duramed (now known as Teva Women’s Health) sued the Company in the United States District Court for the District of Nevada, alleging that sales of the Company’s levonorgestrel/ethinyl estradiol tablets, a generic version of Duramed’s Seasonique ® tablets, would infringe Duramed’s U.S. Patent No. 7,320,969 ( Duramed v. Watson Pharmaceuticals, Inc., et. al., Case No. 08cv00116 ). The complaint sought damages and injunctive relief. On March 31, 2010, the District Court granted Duramed’s motion for summary judgment that the asserted claims are not invalid as obvious. The Company appealed and on March 25, 2011, the U.S. Court of Appeals for the Federal Circuit reversed the District Court and remanded the case for a determination of whether the asserted claims are obvious. On June 9, 2011, Duramed moved for a preliminary injunction to prevent the Company from launching its product until after a trial on the merits. On June 16, 2011, the court denied Duramed’s motion. Duramed appealed and also requested temporary injunctive relief during the pendency of its appeal (Duramed v. Watson Laboratories, Case No. 3011-1438). On July 27, 2011, the U.S. Court of Appeals for the Federal Circuit denied Duramed’s request for temporary relief. Watson launched its generic product on July 28, 2011. On November 10, 2011, the U.S. Court of Appeals for the Federal Circuit affirmed the District Court’s denial of Duramed’s preliminary injunction motion. On August 5, 2011, Duramed filed a motion in the District Court to amend its complaint to add a claim for damages as a result of the Company’s launch of its generic product. On November 18, 2011, the Company moved for summary judgment. On June 29, 2012, in a litigation involving the same patent, the United States District Court for the District of New Jersey held that the asserted claims of the patent are invalid. That case is now on appeal to the United States Court of Appeals for the Federal Circuit. On July 9, 2012, the Company filed a motion for judgment based on the collateral estoppel effect of the New Jersey decision. In response, on July 20, 2012, Duramed filed a motion to stay the litigation pending the Federal Circuit’s decision in the appeal of the New Jersey decision. On July 25, 2012, the Court granted Duramed’s motion to stay and denied without prejudice the Company‘s motion for summary judgment and judgment based on collateral estoppels. No trial date has been set. The Company believes it has substantial meritorious defenses to the case. However, the Company has sold and is continuing to sell its generic version of Seasonique ® . Therefore, an adverse ruling in the case or a subsequent final appellate determination that the patent in suit is valid, and that the Company has infringed the patent in suit, could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Drospirenone/Ethinyl Estradiol Tablets (Generic version of Yaz®).    On November 5, 2007, Bayer Schering Pharma AG sued the Company in the United States District Court for the District of Nevada, alleging that sales of the Company’s drospirenone/ethinyl estradiol tablets, a generic version of Bayer’s Yaz ® tablets, would infringe numerous Bayer patents. ( Bayer Schering Pharma AG v. Watson Pharmaceuticals, Inc., et. al., Case No. 07cv1472 ) The complaint sought damages and injunctive relief and included claims related to U.S. Patent No. 5,787,531, U.S. Patent No. RE 37,564, and U.S. Patent No. RE 37,838. The Company filed an amended answer and counterclaims for a Declaratory Judgment of invalidity and/or non-infringement of U.S. Patent Nos. 5,798,338, 6,933,395, 6,958,326, 7,163,931 and RE 38,253. Thereafter, the U.S. Court of Appeals for the Federal Circuit ruled that U.S. Patent No. 5,787,531 was invalid and the claims related to that patent were dismissed. The District Court subsequently entered a consent judgment that the Company does not infringe U.S. Patent Nos. 5,798,338, 6,933,395, 6,958,326, and 7,163,931, and dismissed with prejudice Bayer’s claims related to U.S. Patent Nos. RE 37,838 and RE 38,253. The only patent still in dispute in the Nevada lawsuit is U.S. Patent No. RE 37,564 (the “’564 Patent”). On March 31, 2012, the court granted Bayer’s motion for summary judgment that the ‘564 Patent is not invalid and denied the Company’s motion for summary judgment that the patent is invalid. Watson timely filed a Notice of Appeal with the United States Court of Appeals for the Federal Circuit. The appeal is currently pending. The Company has suspended sales of its generic version of Yaz and intends to appeal the decision. However, the Company sold its generic version of Yaz ® from January 7, 2012 through March 31, 2012. Therefore, if the Company is not successful in its appeal of the adverse ruling in the Nevada District Court or if there is a subsequent final determination that the Company has infringed the patent in suit, it could adversely affect the Company’s business, results of operations, financial condition and cash flows.

Tranexamic Acid Tablets (Generic version of Lysteda®).    On July 7, 2011, Ferring B.V. sued the Company in the United States District Court for the District of Nevada, alleging that sales of the Company’s tranexamic acid tablets, a generic version of Ferring’s Lysteda ® tablets, would infringe U.S. Patent No. 7,947,739 (“the ‘739 patent”) ( Ferring B.V. v. Watson Pharmaceuticals, Inc., et. al., Case No. 3:11-cv-00481). On November 25, 2011, Ferring filed a second complaint in the District of Nevada alleging that sales of the Company’s tranexamic acid tables would infringe U.S. Patent No. 8,022,106 (“the ‘106 patent”). ( Ferring B.V. v. Watson Pharmaceuticals, Inc., et. al., Case No. 3:11-cv-00853). On November 9, 2012, Ferring filed a third complaint in the District of Nevada alleging that sales of the Company’s tranexamic acid tables would infringe U.S. Patent No. 8,273,795 (“the ‘795 patent”) ( Ferring B.V. v. Watson Pharmaceuticals, Inc., et. al., Case No. 2:12-cv-01935). The cases are still pending. The District Court has consolidated all three cases and has set a trial for January 21, 2104. On January 3, 2013, the Company began selling its generic version of Lysteda ®. The Company believes it has substantial meritorious defenses to the case. However, the Company has sold and is continuing to sell its generic version of Lysteda ®. Therefore, an adverse final determination that one of the patents in suit is valid and infringed could have an adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Oxymorphone Extended-Release Tablets (Generic version of Opana® ER).    On December 11, 2012, Endo Pharmaceuticals Inc. sued the Company in the United States District Court for the Southern District of New York, alleging that sales of the Company’s 7.5 mg and 15 mg oxymorphone extended-release tablets, generic versions of Endo’s Opana® ER, infringe U.S. Patent Nos. 7,851,482; 8,309,122; and 8,329,216, which the USPTO recently issued or Endo recently acquired. The Company believes it has substantial meritorious defenses to the case. However, the Company has sold and is continuing to sell its generic versions of Opana® ER, 7.5 mg and 15 mg. Therefore, an adverse final determination that one of the patents in suit is valid and infringed could have an adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Alendronate Litigation.    Beginning in 2010, a number of product liability suits were filed against the Company and certain Company affiliates, as well as other manufacturers and distributors of alendronate, for personal injuries including femur fractures and osteonecrosis of the jaw allegedly arising out of the use of alendronate. Approximately 380 cases are pending against the Company and/or its affiliates in various state and federal courts, representing claims by approximately 465 plaintiffs. These cases are generally at their preliminary stages. The Company believes that it will be defended in, and indemnified for, the majority of these claims by Merck & Co., the New Drug Application holder and manufacturer of the product sold by the Company during most of 2008. Several claims have also been asserted against Cobalt Laboratories, which the Company acquired in 2009 as part of its acquisition of the Arrow Group, in connection with Cobalt’s manufacture and sale of alendronate. Eighteen of the cases naming the Company and/or Cobalt were consolidated for pre-trial proceedings as part of a multi-district litigation (MDL) matter pending in the United States District Court for the District of New Jersey (In re: Fosamax (Alendronate Sodium) Products Liability Litigation, MDL No. 2243). In 2012, the United States District Court for the District of New Jersey granted the Company’s motion to dismiss all of the cases then pending against the Company in the New Jersey MDL matter. Several of the plaintiffs appealed the dismissal to the United States Court of Appeals for the Third Circuit and that appeal remains pending. Any cases filed against the Company in the District of New Jersey MDL after the Court’s 2012 dismissal are subject to a case management order that calls for their dismissal unless plaintiffs can establish that their claims should be exempted from the 2012 dismissal order. To date, no plaintiff with a post-January 2012 complaint in the District of New Jersey against the Company has moved for such exemption. Several other cases are part of a similar MDL in the United States District Court for the Southern District of New York, where the Company has filed a similar motion to dismiss. That motion is pending. Seven additional cases are part of consolidated litigation in the California Superior Court (Orange County). Additional individual cases are pending in state court in Missouri. Approximately 350 cases are pending as part of a mass tort coordinated proceeding in the Superior Court of New Jersey, Atlantic County. In that state court proceeding, responsive pleadings and discovery have been suspended with respect to the Company pending the court’s decision on a motion to dismiss, which the Company filed in March 2012. The Company believes that it has substantial meritorious defenses to these cases and maintains product liability insurance against such cases. However, litigation is inherently uncertain and the Company cannot predict the outcome of this litigation. These actions, if successful, or if our indemnification arrangements or insurance do not provide sufficient coverage against such claims, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Columbia Laboratories, Inc. Securities Litigation.    On June 8, 2012, the Company and certain of its officers were named as defendants in a consolidated amended class action complaint filed in the United States District Court for the District of New Jersey (In re: Columbia Laboratories, Inc. Securities Litigation, Case No. CV 12-614) by a putative class of Columbia Laboratories’ stock purchasers. The amended complaint generally alleges that between December 6, 2010 and January 20, 2012, Watson and certain of its officers, as well as Columbia Laboratories and certain of its officers, made false and misleading statements regarding the likelihood of Columbia Laboratories obtaining FDA approval of Prochieve ® progesterone gel, Columbia Laboratories’ developmental drug for prevention of preterm birth. Watson licensed the rights to Prochieve ® from Columbia Laboratories in July 2010. The amended complaint further alleges that the defendants failed to disclose material information concerning the statistical analysis of the clinical studies performed by Columbia Laboratories in connection with its pursuit of FDA approval of Prochieve ® . The complaint seeks unspecified damages. On August 14, 2012, the defendants filed a motion to dismiss all of the claims in the amended complaint. The motion to dismiss remains pending. Watson believes the case is without merit and that it has substantial meritorious defenses, which it intends to vigorously pursue. Additionally, Watson maintains insurance to provide coverage for the claims alleged in the action. However, litigation is inherently uncertain and the Company cannot predict the outcome of this litigation. The action, if successful, or if insurance does not provide sufficient coverage against such claims, could adversely affect the Company and could have a material adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Ibandronate Tablets (Generic version of Boniva®).    On September 21, 2007, Hoffmann-La Roche Inc. sued Cobalt Laboratories, Inc. and Cobalt Pharmaceuticals Inc. (both of which were subsequently acquired by the Company in 2009) in the United States District Court for the District of New Jersey, alleging that sales of Ibandronate Tablets, a generic version of Hoffmann-La Roche’s Boniva ® tablets, would infringe U.S. Patent Nos. 4,927,814 (the ‘814 Patent); 6,294,196 (the ‘196 Patent); and 7,192,938 (the ‘938 Patent) ( Hoffmann-La Roche Inc. v. Cobalt Pharmaceuticals Inc., et. al., Case No. 07cv4540 ). The complaint sought damages and injunctive relief. Thereafter, Hoffmann-La Roche asserted additional claims, alleging infringement of U.S. Patent Nos. 7,410,957 (the ‘957 Patent) and 7,718,634 (the ‘634 patent) against the Company, and the parties entered into stipulations to dismiss Hoffman-La Roche’s claims related to the ‘196 and the ‘938 Patent. On August 24, 2010, the District Court granted Hoffmann-La Roche’s motion for summary judgment that the Company would infringe at least one claim of the ‘814 patent. On March 17, 2012, the ‘814 patent expired, leaving the ‘957 and ‘634 patents as the only patents in suit. On May 7, 2012, the District Court granted the Company’s motion for summary judgment that the claims of the ‘634 patent are invalid. On October 1, 2012, the District Court granted the Company’s motion for summary judgment that the claims of the ‘957 patent are invalid. On January 25, 2013 the District Court denied Plaintiffs’ motion for reconsideration of the summary judgment decisions finding the ‘634 patent and ‘957 patents invalid. The plaintiff has appealed. In June 2012, the Company began selling its generic version of Boniva ®. The Company believes it has substantial meritorious defenses to the case. However, the Company has sold and is continuing to sell its generic version of Boniva ® . Therefore, an adverse final appellate determination that one of the patents in suit is valid and infringed could have an adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Generess® Fe – On November 22, 2011, Warner Chilcott Company sued Mylan Inc., Mylan Pharmaceuticals Inc. and Famy Care Ltd. in the United States District Court for the District of New Jersey, alleging that sales of norethindrone and ethinyl estradiol and ferrous fumarate tablets, a generic version of Warner Chilcott’s Generess ® Fe tablets (which is exclusively licensed by the Company), would infringe U.S. Patent No. 6,667,050 (the ‘050 patent) (Warner Chilcott Company LLC v. Mylan Inc., et al., Case No. 11cv6844). The complaint seeks injunctive relief. On December 12, 2011 Warner Chilcott sued Lupin Ltd. and Lupin Pharmaceuticals, Inc. in the United States District Court for the District of New Jersey, alleging that sales of Lupin’s generic version of Generess ® Fe would infringe the ‘050 patent. (Warner Chilcott Company LLC v. Lupin Ltd., et al., Case No. 11cv7228). The complaint seeks injunctive relief. Warner Chilcott’s lawsuits against Mylan and Lupin have been consolidated and remain pending. Pursuant to the provisions of the Hatch-Waxman Act, the FDA is precluded from granting final approval to the generic applicants until the earlier of thirty months after the generic applicant provided Warner Chilcott with notice of its abbreviated new drug application filing or the generic applicant prevails in the pending litigation. The Company believes Warner Chilcott has meritorious claims to prevent the generic applicants from launching a generic version of Generess Fe. However, if a generic applicant prevails in the pending litigation or launches a generic version of Generess Fe before the pending litigation is finally resolved, it could have an adverse effect on the Company’s business, results of operations, financial condition and cash flows.

West Virginia Prescription Drug Abuse Litigation.    On June 26, 2012, the State of West Virginia filed a lawsuit against multiple distributors of prescription drugs, including Anda, Inc., a subsidiary of the Company (State of West Virginia v. Amerisourcebergen Drug Corporation, et. al., Boone County Circuit Court Civil Case No. 12-C-141 ). The complaint generally alleges that the defendants distributed prescription drugs in West Virginia in violation of state statutes, regulation and common law. The complaint seeks injunctive relief and unspecified damages and penalties. The case is in its preliminary stages and the Company believes it has substantial meritorious defenses to the claims alleged. However, an adverse determination in the case could have an adverse effect on the Company’s business, results of operations, financial condition and cash flows.

Watson and its affiliates are involved in various other disputes, governmental and/or regulatory inspections, inquires, investigations and proceedings that could result in litigation, and other litigation matters that arise from time to time. The process of resolving matters through litigation or other means is inherently uncertain and it is possible that an unfavorable resolution of these matters will adversely affect the Company, its results of operations, financial condition and cash flows.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

NOTE 19 — Subsequent Events

Name and ticker symbol change

On January 24, 2013, the Company changed its name from Watson Pharmaceuticals, Inc. to Actavis, Inc. Additionally, Watson Pharmaceuticals, Inc.’s common stock was traded on the New York Stock Exchange under the symbol “WPI” until close of trading on January 23, 2013, at which time it was changed to ticker symbol to “ACT.”

Acquisition of Uteron Pharma SA

On January 23, 2013, we completed the acquisition of Belgium-based Uteron Pharma SA for $150.0 million in cash up front, and up to $155.0 million in potential future milestone payments. As a result of the acquisition of Uteron, we have expanded our Actavis Specialty Brand pipeline of Women’s Health products including two potential near term commercial opportunities in contraception and infertility, and one oral contraceptive, projected to launch globally in 2018. Several additional products in earlier stages of development are also included in the acquisition. Given the proximity of this acquisition, the initial accounting for the business combination was incomplete at the time the financial statements were issued.

Revision	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Revision

NOTE 20 — Revision

During the quarter ended March 31, 2013, further adjustments were made to the preliminary amounts recorded in 2012 in connection with the acquisition of the Actavis Group primarily related to working capital, intangible assets and deferred taxes. We have revised our consolidated balance sheet and related footnotes as of December 31, 2012, and certain other balance sheet financial data, contained within such annual report. These revisions do not impact the consolidated statement of operations, consolidated statement of comprehensive income, consolidated statement of cash flows or consolidated statement of stockholders’ equity.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

The Company’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The consolidated financial statements include the accounts of wholly owned subsidiaries, after elimination of intercompany accounts and transactions.

Our consolidated financial statements include the financial results of all acquired companies subsequent to the Acquisition Date.

Use of Estimates

Use of Estimates

Management is required to make certain estimates and assumptions in order to prepare consolidated financial statements in conformity with GAAP. Such estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The Company’s most significant estimates relate to the determination of sales returns and allowances (“SRA”) for accounts receivable and accrued liabilities, valuation of inventory balances, the determination of useful lives for intangible assets, pension and other post-retirement benefit plan assumptions, the assessment of expected cash flows used in evaluating goodwill and other long-lived assets for impairment and recognition and measurement of assets acquired and liabilities assumed in business combinations at fair value. The estimation process required to prepare the Company’s consolidated financial statements requires assumptions to be made about future events and conditions, and as such, is inherently subjective and uncertain. The Company’s actual results could differ materially from those estimates.

Foreign Currency Translation

Foreign Currency Translation

For most of the Company’s international operations, the local currency has been determined to be the functional currency. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments as a component of accumulated other comprehensive income (loss) within stockholders’ equity in the consolidated balance sheets. We translate functional currency statement of income amounts to their U.S. dollar equivalents at the average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded as general and administrative expenses in the consolidated statements of operations.

Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers cash and cash equivalents to include cash in banks, commercial paper and deposits with financial institutions that can be liquidated without prior notice or penalty. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Other Financial Instruments

Fair Value of Other Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, marketable securities, accounts and other receivables, investments, trade accounts payable, our $1,200.0 million aggregate principal amount of 1.875% senior notes due 2017, $1,700.0 million aggregate principal amount of 3.250% senior notes due 2022, and $1,000.0 million aggregate principal amount of 4.625% senior notes due 2042, our $450.0 million aggregate principal amount of 5.000% notes due 2014 and $400.0 million aggregate principal amount of 6.125% notes due 2019, $1,700.0 million Term Loan Credit Agreement, and our credit agreement with Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and a syndicate of banks establishing a senior unsecured revolving credit facility (the “Revolving Credit Facility”). The carrying amounts of cash and cash equivalents, marketable securities, accounts and other receivables and trade accounts payable are representative of their respective fair values due to their relatively short maturities. The fair values of investments in companies that are publicly traded and not accounted for under the equity method are based on quoted market prices. The Company estimates the fair value of its fixed rate long-term obligations based on quoted market rates. At December 31, 2012, the fair value of our Senior Notes was approximately $248.2 million greater than the carrying value.

Inventories

Inventories

Inventories consist of finished goods held for sale and distribution, raw materials and work in process. Included in inventory at December 31, 2012 and 2011 was approximately $49.7 million and $6.8 million, respectively, of inventory that was pending approval by the U.S. Food and Drug Administration (“FDA”), by other regulatory agencies or has not been launched due to contractual restrictions. This inventory consists of generic pharmaceutical products that are capitalized only when the bioequivalence of the product is demonstrated or the product has already received regulatory approval and is awaiting a contractual triggering event to enter the marketplace. Inventories are stated at the lower of cost (first-in, first-out method) or market (net realizable value). The Company writes down inventories to net realizable value based on forecasted demand and market conditions, which may differ from actual results.

Property and Equipment

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Major renewals and improvements are capitalized, while routine maintenance and repairs are expensed as incurred. Costs associated with internally developed software are accounted for in accordance with the guidance for the treatment of costs associated with computer software development that defines those costs to be capitalized and those to be expensed. The Company capitalizes interest on qualified construction projects. At the time property and equipment are retired from service, the cost and accumulated depreciation is removed from the respective accounts.

Depreciation expense is computed principally on the straight-line method, over the estimated useful lives of the related assets. The following table provides the range of estimated useful lives used for each asset type:

Computer software / hardware	3-10 years
Machinery and equipment	3-15 years
Research and laboratory equipment	3-10 years
Furniture and fixtures	3-10 years
Buildings, improvements, leasehold improvements and other	4-50 years

The Company assesses property and equipment for impairment whenever events or changes in circumstances indicate that an asset’s carrying amount may not be recoverable.

Investments

Investments

The Company’s equity investments are accounted for under the equity method when the Company can exert significant influence and ownership does not exceed 50%. The Company records equity method investments at cost and adjust for the appropriate share of investee net earnings or losses. Investments in which the Company owns less than a 20% interest and cannot exert significant influence are accounted for using the cost method if the fair value of such investments is not readily determinable.

Marketable Securities

Marketable Securities

The Company’s marketable securities consist of U.S. Treasury and agency securities and equity securities of publicly-held companies. The Company’s marketable securities are classified as available-for-sale and are recorded at fair value, based upon quoted market prices. Unrealized temporary adjustments to fair value are included on the balance sheet in a separate component of stockholders’ equity as unrealized gains and losses and reported as a component of accumulated other comprehensive income. No gains or losses on marketable securities are realized until shares are sold or a decline in fair value is determined to be other-than-temporary. If a decline in fair value is determined to be other-than-temporary, an impairment charge is recorded and a new cost basis in the investment is established.

Goodwill and Intangible Assets with Indefinite-Lives

Goodwill and Intangible Assets with Indefinite-Lives

We test goodwill and intangible assets with indefinite-lives for impairment annually at the end of the second quarter by comparing the fair value of each of the Company’s reporting units to the respective carrying value of the reporting units. Additionally, we perform impairment testing when events occur that could potentially reduce the fair value of a reporting unit below its carrying amount. The carrying value of each reporting unit is determined by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units.

Goodwill is considered impaired if the carrying amount of the net assets exceeds the fair value of the reporting unit. Impairment, if any, would be recorded in operating income and this could result in a material reduction in net income and earnings per share. During the second quarter of 2012, the Company performed its annual impairment assessment of goodwill, acquired in-process research and development (“IPR&D”) intangibles and trade name intangibles assets with indefinite-lives. The Company determined there was no impairment associated with goodwill or trade name intangibles.

IPR&D intangible assets represent the value assigned to acquired R&D projects that, as of the date acquired, represent the right to develop, use, sell and/or offer for sale a product or other intellectual property that we have acquired with respect to products and/or processes that have not been completed or approved. The IPR&D intangible assets are subject to impairment testing until completion or abandonment of each project. Impairment testing requires the development of significant estimates and assumptions involving the determination of estimated net cash flows for each year for each project or product (including net revenues, cost of sales, R&D costs, selling and marketing costs), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset’s life cycle, competitive trends impacting the asset and each cash flow stream as well as other factors. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include legal risk and regulatory risk. Changes in these assumptions or uncertainties could result in future impairment charges. No assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change or the timely completion of each project to commercial success will occur. For these and other reasons, actual results may vary significantly from estimated results. In 2012, the Company recorded $101.0 million of impairment charges related to certain IPR&D assets acquired as part of the Specifar acquisition resulting in the decrease of IPR&D assets. In 2011, the Company recorded $102.8 million impairment charges related to certain IPR&D assets due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched. (Refer to “NOTE 9 — Goodwill, Product Rights and Other Intangibles” for additional details.)

Upon successful completion of each project and launch of the product, the Company makes a determination of the useful life of the intangible, transfers the amount to currently marketed products (“CMP”) and amortizes the asset over its estimated useful life.

Contingent Consideration

Contingent Consideration

Contingent consideration is recorded at the acquisition date estimated fair value of the contingent payment for all acquisitions. The fair value of the contingent consideration is remeasured at each reporting period with any adjustments in fair value included in our consolidated statement of operations. (Refer to “NOTE 17— Fair Value Measurements” for additional details regarding the fair value of contingent consideration.)

Revenue Recognition

Revenue Recognition

Revenue is generally realized or realizable and earned when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. The Company records revenue from product sales when title and risk of ownership have been transferred to the customer, which is typically upon delivery to the customer. Revenues recognized from research, development and licensing agreements (including milestone receipts) are recorded on the “contingency-adjusted performance model” which requires deferral of revenue until such time as contract milestone requirements, as specified in the individual agreements, have been met. Under this model, revenue related to each payment is recognized over the entire contract performance period, starting with the contract’s commencement, but not prior to earning and/or receiving the milestone amount (i.e., removal of any contingency). The amount of revenue recognized is based on the ratio of costs incurred to date to total estimated cost to be incurred. In certain circumstances, it may be appropriate to recognize consideration that is contingent upon achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. Royalty and commission revenue is recognized in accordance with the terms of their respective contractual agreements when collectability is reasonably assured and revenue can be reasonably measured.

Provisions for Sales Returns and Allowances

Provisions for Sales Returns and Allowances

As is customary in the pharmaceutical industry, the Company’s gross product sales are subject to a variety of deductions in arriving at reported net product sales, most significantly in the U.S. When the Company recognizes revenue from the sale of its products, an estimate of SRA is recorded which reduces product sales. Accounts receivable and/or accrued liabilities are also reduced and/or increased by the SRA amount. These adjustments include estimates for chargebacks, rebates, cash discounts and returns and other allowances. These provisions are estimated based on historical payment experience, historical relationship to revenues, estimated customer inventory levels and current contract sales terms with direct and indirect customers. The estimation process used to determine our SRA provision has been applied on a consistent basis and no material adjustments have been necessary to increase or decrease our reserves for SRA as a result of a significant change in underlying estimates. The Company uses a variety of methods to assess the adequacy of our SRA reserves to ensure that our consolidated financial statements are fairly stated. This includes periodic reviews of customer inventory data, customer contract programs and product pricing trends to analyze and validate the SRA reserves.

Chargebacks — The provision for chargebacks is our most significant sales allowance. A chargeback represents an amount payable in the future to a wholesaler for the difference between the invoice price paid to the Company by our wholesale customer for a particular product and the negotiated contract price that the wholesaler’s customer pays for that product. The Company’s chargeback provision and related reserve vary with changes in product mix, changes in customer pricing and changes to estimated wholesaler inventories. The provision for chargebacks also takes into account an estimate of the expected wholesaler sell-through levels to indirect customers at contract prices. The Company validates the chargeback accrual quarterly through a review of the inventory reports obtained from our largest wholesale customers. This customer inventory information is used to verify the estimated liability for future chargeback claims based on historical chargeback and contract rates. These large wholesalers represent 85% — 90% of the Company’s chargeback payments. The Company continually monitors current pricing trends and wholesaler inventory levels to ensure the liability for future chargebacks is fairly stated.

Rebates — Rebates include volume related incentives to direct and indirect customers and Medicaid rebates based on claims from Medicaid benefit providers.

Volume rebates are generally offered to customers as an incentive to continue to carry our products and to encourage greater product sales. These rebate programs include contracted rebates based on customer’s purchases made during an applicable monthly, quarterly or annual period. The provision for rebates is estimated based on our customers’ contracted rebate programs and our historical experience of rebates paid. Any significant changes to our customer rebate programs are considered in establishing our provision for rebates. The Company continually monitors its customer rebate programs to ensure that the liability for accrued rebates is fairly stated.

The provision for Medicaid rebates is based upon historical experience of claims submitted by the various states. The Company monitors Medicaid legislative changes to determine what impact such legislation may have on our provision for Medicaid rebates. Our accrual of Medicaid rebates is based on historical payment rates and is reviewed on a quarterly basis against actual claim data to ensure the liability is fairly stated.

Returns and Other Allowances — Our provision for returns and other allowances include returns, pricing adjustments, promotional allowances and billback adjustments.

Consistent with industry practice, the Company maintains a return policy that allows our customers to return product for credit. In accordance with our return goods policy, credit for customer returns of product is applied against outstanding account activity or by check. Product exchanges are not permitted. Customer returns of product are not resalable unless the return is due to a shipping error. Our estimate of the provision for returns is based upon historical experience and current trends of actual customer returns. Additionally, we consider other factors when estimating our current period return provision, including levels of inventory in our distribution channel as well as significant market changes which may impact future expected returns, and make adjustments to our current period provision for returns when it appears product returns may differ from our original estimates.

Pricing adjustments, which include shelf stock adjustments, are credits issued to reflect price decreases in selling prices charged to our direct customers. Shelf stock adjustments are based upon the amount of product our customers have in their inventory at the time of an agreed-upon price reduction. The provision for shelf stock adjustments is based upon specific terms with our direct customers and includes estimates of existing customer inventory levels based upon their historical purchasing patterns. The Company regularly monitors all price changes to help evaluate our reserve balances. The adequacy of these reserves is readily determinable as pricing adjustments and shelf stock adjustments are negotiated and settled on a customer-by-customer basis.

Promotional allowances are credits, which are issued in connection with a product launch or as an incentive for customers to begin carrying our product. The Company establishes a reserve for promotional allowances based upon these contractual terms.

Billback adjustments are credits that are issued to certain customers who purchase directly from the Company as well as indirectly through a wholesaler. These credits are issued in the event there is a difference between the customer’s direct and indirect contract price. The provision for billbacks is estimated based upon historical purchasing patterns of qualified customers who purchase product directly from the Company and supplement their purchases indirectly through the Company’s wholesale customers.

Cash Discounts — Cash discounts are provided to customers that pay within a specific period. The provision for cash discounts are estimated based upon invoice billings, utilizing historical customer payment experience. Our customer’s payment experience is fairly consistent and most customer payments qualify for the cash discount. Accordingly, our reserve for cash discounts is readily determinable.

Net revenues and accounts receivable balances in the Company’s consolidated financial statements are presented net of SRA estimates. Certain SRA balances are included in accounts payable and accrued expenses. Accounts receivable are presented net of SRA balances of $814.3 million and $556.3 million at December 31, 2012 and 2011, respectively. SRA balances in accounted receivable at December 31, 2012 increased $258.0 million compared to December 31, 2011 primarily related to the acquisition of the Actavis Group. Accounts payable and accrued expenses include $634.4 million and $250.5 million at December 31, 2012 and 2011, respectively, for certain rebates and other amounts due to indirect customers. SRA balances in accounts payable and accrued expenses at December 31, 2012 increased $383.9 million compared to December 31, 2011 primarily related to the acquisition of Actavis Group.

The following table summarizes the activity in the Company’s major categories of SRA (in millions):

	Chargebacks	Rebates	Returns and Other Allowances	Cash Discounts	Total
Balance at December 31, 2009	$117.4	$188.4	$97.5	$15.3	$418.6
Provision related to sales in 2010	1,175.5	755.0	206.5	90.5	2,227.5
Credits and payments	(1,192.1)	(723.5)	(214.7)	(88.8)	(2,219.1)

Balance at December 31, 2010	100.8	219.9	89.3	17.0	427.0

Provision related to sales in 2011	1,308.1	1,113.2	306.6	120.5	2,848.4
Credits and payments	(1,248.0)	(844.1)	(273.9)	(102.6)	(2,468.6)

Balance at December 31, 2011	160.9	489.0	122.0	34.9	806.8

Add: Actavis Acquisition (revised)	94.3	359.4	171.4	9.7	634.8
Provision related to sales in 2012	1,522.4	1,484.4	485.5	155.2	3,647.5
Credits and payments	(1,566.1)	(1,482.0)	(429.4)	(162.9)	(3,640.4)

Balance at December 31, 2012	$211.5	$850.8	$349.5	$36.9	$1,448.7

The provision for chargebacks as a percentage of gross revenues has decreased from 20.3% in 2010, 17.6% in 2011 and 15.9% in 2012 primarily related to growth of international revenues as a result of the acquisitions of Specifar in 2011, and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma Segment. The provision for rebates has increased from 13.0% in 2010, 15.0% in 2011 and 15.5% in 2012 primarily related to the growth of international revenues as a result of the acquisitions of Specifar in 2011 and Ascent and Actavis in January and October 2012, respectively, in the Actavis Pharma segment. Returns and other allowances increased due to returns for new product launches and other allowances related to new product launches and customer and product mix. The increase in provision for cash discounts is due to the acquisitions of Specifar, Ascent and Actavis.

The Company does not expect future payments of SRA to materially exceed our current estimates. However, if future SRA payments were to materially exceed our estimates, such adjustments may have a material adverse impact on our financial position, results of operations and cash flows.

Shipping and Handling Costs

Shipping and Handling Costs

The Company records shipping and handling costs in selling and marketing expenses. These expenses were $102.3 million, $72.9 million and $66.5 million in 2012, 2011 and 2010, respectively.

Concentration of Major Customers and Suppliers

Concentration of Major Customers and Suppliers

For the years ended December 31, 2012, 2011 and 2010 there were only two customers that accounted for more than 10% of net revenues. For each of the years ended December 31, 2012 and 2011 the Company’s two largest customers accounted for 16% and 14%, individually, of the Company’s net revenues. For the year ended December 31, 2010, the Company’s two largest customers accounted for 14% and 11%, individually, of the Company’s net revenues.

Our accounts receivable primarily arise from product sales in North America and Europe and primarily represent amounts due from wholesalers, distributors, chain drug stores and service providers in the health care and pharmaceutical industries, public hospitals and other government entities. Approximately 53% and 68% of the gross accounts receivable balance are concentrated among our four largest customers at December 31, 2012 and 2011, respectively. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential uncollectible accounts. Actual losses from uncollectible accounts have been minimal.

Outside of the U.S., concentrations of credit risk with respect to accounts receivable are limited due to the wide variety of customers and markets using our products, as well as their dispersion across many different geographic areas. We monitor economic conditions, including volatility associated with international economies, and related impacts on the relevant financial markets and our business, especially in light of sovereign credit issues. As of December 31, 2012, the Company’s gross accounts receivable and allowance for potential uncollectible accounts in Greece, Italy, Spain and Portugal totaled approximately $57.6 million and $8.7 million, respectively. Of this amount, hospital and public sector receivables were approximately $13.5 million in the aggregate, of which approximately 36.4%, 30.1%, 18.4% and 15.1% related to Italy, Spain, Greece and Portugal, respectively. The deteriorating credit and economic conditions within Greece, Italy, Spain and Portugal as well as inherent variability of timing of cash receipts, have resulted in, and may continue to result in, an increase in the average length of time that it takes to collect accounts receivable outstanding. We continue to monitor these conditions, including the length of time that it takes to collect on our accounts receivable outstanding in Greece, Italy, Spain and Portugal. The Company does not expect to have write-offs or adjustments to accounts receivable which would have a material adverse effect on its financial position, liquidity or results of operations.

Certain of the Company’s finished products and raw materials are obtained from single source suppliers. Although the Company seeks to identify more than one source for its various finished products and raw materials, loss of a single source supplier could have an adverse effect on the Company’s results of operations, financial condition and cash flows. Third-party manufactured products accounted for approximately 55%, 49% and 33% of our Actavis Pharma and Actavis Specialty Brands product net revenues in 2012, 2011 and 2010, respectively, including products supplied under authorized generic arrangements.

Research and Development Activities

Research and Development Activities (R&D)

R&D activities are expensed as incurred and consist of self-funded R&D costs and the costs associated with work performed under collaborative R&D agreements. R&D expenses include direct and allocated expenses. R&D expenses incurred under collaborative agreements were approximately $74.2 million, $21.5 million and $11.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes

Income Taxes

Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities at the applicable tax rates. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluates the realizability of its deferred tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization include the Company’s forecast of future taxable income and available tax planning strategies that could be implemented to realize the net deferred tax assets. Failure to achieve forecasted taxable income in applicable tax jurisdictions could affect the ultimate realization of deferred tax assets and could result in an increase in the Company’s effective tax rate on future earnings.

Income tax positions must meet a more-likely-than-not recognition threshold to be recognized. Income tax positions that previously failed to meet the more-likely-than-not threshold are recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not threshold are derecognized in the first subsequent financial reporting period in which that threshold is no longer met. We recognize potential accrued interest and penalties related to unrecognized tax benefits within the consolidated statements of income as income tax expense.

Comprehensive Income

Comprehensive Income

Comprehensive income includes all changes in equity during a period except those that resulted from investments by or distributions to the Company’s stockholders. Other comprehensive income refers to revenues, expenses, gains and losses that, under GAAP, are included in comprehensive income, but excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. Actavis’ other comprehensive income (loss) is composed of unrealized gains (losses) on certain holdings of publicly traded equity securities, net of realized gains (losses) included in net income and foreign currency translation adjustments.

Earnings Per Share ("EPS")

Earnings Per Share (“EPS”)

Basic EPS is computed by dividing net income by the weighted average common shares outstanding during a period. Diluted EPS is based on the treasury stock method and includes the effect from potential issuance of common stock, such as shares issuable pursuant to the exercise of stock options, assuming the exercise of all in-the-money stock options. Common share equivalents have been excluded where their inclusion would be anti-dilutive.

Our 2012 results include our current estimate of shares issuable to the former shareholders of the Actavis Group. The number of shares issuable is based upon year over year growth in Cash EBITDA for the legacy Actavis business, as it is defined in the acquisition agreement. Based on our current estimate, the Company believes legacy Actavis achieving year over year growth in Cash EBITDA of 10%, which would require the issuance of 3.85 million shares associated with contingent earn-out. By agreement, the Company will submit its determination of 2012 Cash EBITDA following the completion of its 2012 audit.

A reconciliation of the numerators and denominators of basic and diluted EPS consisted of the following (in millions, except per share amounts):

	Years Ended December 31,
	2012	2011	2010
EPS — basic
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4

EPS — basic	$0.77	$2.10	$1.51

EPS — diluted
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4
Effect of dilutive securities:
Dilutive stock awards	2.6	2.0	1.8

Diluted weighted average common shares outstanding	128.4	126.5	124.2

EPS — diluted	$0.76	$2.06	$1.48

Stock awards to purchase 0.1 million and 1.1 million common shares in 2011 and 2010, respectively, were outstanding, but not included in the computation of diluted EPS, because the awards were anti-dilutive.

Employee Benefits

Employee Benefits

Defined Contribution Plans

The Company has a defined contribution plan that is a post-employment benefit plan under which the Company pays fixed contributions to a separate entity and has no legal or constructive obligation to pay further amounts. Obligations for contributions to the defined contribution plans are recognized as an employee benefit expense in the Income Statement in the periods during which the related services were rendered.

Defined Benefit Plans

The Company recognizes the overfunded or underfunded status of each of its defined benefit plans as an asset or liability on its consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. The estimates of the obligation and related expense of these plans recorded in the financial statements are based on certain assumptions. The most significant assumptions relate to discount rate and expected return on plan assets. Other assumptions used may include employee demographic factors such as compensation rate increases, retirement patterns, expected employee turnover and participant mortality rates. The difference between these assumptions and actual experience results in the recognition of an asset or liability based upon a net actuarial (gain) loss. If the total net actuarial (gain) loss included in accumulated other comprehensive loss exceeds a threshold of 10% of the greater of the projected benefit obligation or the market related value of plan assets, it is subject to amortization and recorded as a component of net periodic pension cost over the average remaining service lives of the employees participating in the pension plan. Net periodic benefit costs are recognized in the consolidated statement of operations.

Share-based Compensation

The Company issues non-vested shares in the form of restricted stock and restricted stock units under its long-term equity incentives program. Prior to 2008, we awarded stock options with an exercise price equal to the closing price of our common stock on the day the award was granted. Non-vested shares granted to employees and directors are valued at the market price of the shares on the date of grant. Share-based compensation expense recognized during a period is based on the value of the portion of share-based awards that are expected to vest with employees. That is, share-based compensation expense is reduced for estimated future forfeitures. These estimates are revised in future periods if actual forfeitures differ from the estimates. Changes in forfeiture estimates impact compensation expense in the period in which the change in estimate occurs.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In July 2012, the FASB issued new guidance that changed the indefinite-lived intangible assets impairment guidance. The revised standard provides entities an option to assess qualitative factors to determine whether performing a quantitative test is necessary. If an entity believes, as a result of its qualitative test that it is more likely than not that an indefinite-lived intangible asset’s fair value is less than its carrying amount, then the quantitative test would need to be performed. Otherwise no further testing is required. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. The new guidance was effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company completed its most recent indefinite-lived intangible assets’ impairment test during the second quarter of 2012 and recognized an impairment loss associated with in-process research and development, for additional information refer to “NOTE 9 – Goodwill, Product Rights and Other Intangible Assets.” The adoption of this new guidance did not have any impact on the Company’s consolidated financial statements.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Property and Equipment
The following table provides the range of estimated useful lives used for each asset type:

Computer software / hardware	3-10 years
Machinery and equipment	3-15 years
Research and laboratory equipment	3-10 years
Furniture and fixtures	3-10 years
Buildings, improvements, leasehold improvements and other	4-50 years

Provisions for Sales Returns and Allowances

The following table summarizes the activity in the Company’s major categories of SRA (in millions):

	Chargebacks	Rebates	Returns and Other Allowances	Cash Discounts	Total
Balance at December 31, 2009	$117.4	$188.4	$97.5	$15.3	$418.6
Provision related to sales in 2010	1,175.5	755.0	206.5	90.5	2,227.5
Credits and payments	(1,192.1)	(723.5)	(214.7)	(88.8)	(2,219.1)

Balance at December 31, 2010	100.8	219.9	89.3	17.0	427.0

Provision related to sales in 2011	1,308.1	1,113.2	306.6	120.5	2,848.4
Credits and payments	(1,248.0)	(844.1)	(273.9)	(102.6)	(2,468.6)

Balance at December 31, 2011	160.9	489.0	122.0	34.9	806.8

Add: Actavis Acquisition (revised)	94.3	359.4	171.4	9.7	634.8
Provision related to sales in 2012	1,522.4	1,484.4	485.5	155.2	3,647.5
Credits and payments	(1,566.1)	(1,482.0)	(429.4)	(162.9)	(3,640.4)

Balance at December 31, 2012	$211.5	$850.8	$349.5	$36.9	$1,448.7

Earnings Per Share

A reconciliation of the numerators and denominators of basic and diluted EPS consisted of the following (in millions, except per share amounts):

	Years Ended December 31,
	2012	2011	2010
EPS — basic
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4

EPS — basic	$0.77	$2.10	$1.51

EPS — diluted
Net income attributable to common shareholders	$97.3	$260.9	$184.4

Basic weighted average common shares outstanding	125.8	124.5	122.4
Effect of dilutive securities:
Dilutive stock awards	2.6	2.0	1.8

Diluted weighted average common shares outstanding	128.4	126.5	124.2

EPS — diluted	$0.76	$2.06	$1.48

Pension and Other Postretirement Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Summarized Information About Changes in Plan Assets and Benefit Obligation, Funded Status and Amounts Recorded

Summarized information about the changes in plan assets and benefit obligation, the funded status and the amounts recorded at December 31, 2012 is as follows:

(in millions)	Year Ended December 31, 2012
Fair value of plan assets October 31, 2012 (Actavis Group acquisition)	$66.5
Return on plan assets	0.5
Benefits paid	(0.2)
Effects of exchange rate changes	0.4

Fair value of plan assets December 31, 2012	$67.2

Benefit obligation at October 31, 2012 (Actavis Group acquisition)	$89.9
Interest cost	0.6
Benefit paid	(0.2)
Effects of exchange rate changes	0.6

Benefit obligation at December 31, 2012	$90.9

Funded status at December 31, 2012	$(23.7)

Recognized as:
Current liabilities	$(3.5)
Noncurrent liabilities	$(20.2)

Fair Values of Pension Plan Assets by Asset Category

	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investment funds
U.S. large cap equities	$5.4	—	—	$5.4
Non-U.S. developed markets equities	28.2	—	—	28.2
Corporate obligations	27.8	—	—	27.8
Other investments
Other	5.8	—	—	5.8

Total Assets	$67.2	$—	$—	$67.2

Summary of Expected Benefit Payments	Expected benefit payments are as follows:

2013	1.9
2014	2.0
2015	2.1
2016	2.2
2017	2.3
2018-2022	12.9

Summary of Weighted Average Assumptions Used in Determining Pension Plan Information

The weighted average assumptions used in determining pension plan information are as follows:

December 31, 2012
Discount rate	4.5%
Expected rate of return on plan assets	5.1%
Salary growth rate	4.6%

Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2012
Actavis Group [Member]
Allocation of Consideration Transferred

The following table summarizes the preliminary fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date, with the excess being allocated to goodwill.

(in millions)	Amount
Cash and cash equivalents	$110.5
Accounts receivable	527.9
Inventories	680.1
Other current assets	285.1
Property, plant & equipment	763.0
Other long term assets	16.9
IPR&D intangible assets	272.9
Intangible assets	2,254.8
Goodwill	2,904.2
Current liabilities	(1,396.1)
Long-term deferred tax and other tax liabilities	(737.5)
Other long term liabilities	(176.0)
Long-term debt and capital leases	(14.1)
Minority interest	(21.9)

Net assets acquired	$5,469.8

Unaudited Pro Forma Results of Operations

Accordingly, such pro forma amounts are not necessarily indicative of the results that actually would have occurred had the acquisition been completed on the dates indicated, nor are they indicative of the future operating results of the combined company (in millions, except per share amounts):

(Unaudited)	Year Ended December 31,
(in millions, except per share data)	2012	2011
Net revenues	$8,082.7	$7,090.7
Net income attributable to common shareholders	111.6	(429.4)
Earnings (loss) per share:
Basic	$0.86	$(3.35)
Diluted	$0.85	$(3.29)

Ascent Pharmahealth Ltd [Member]
Allocation of Consideration Transferred

The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date (in millions):

Amount
Cash and cash equivalents	$9.1
Accounts receivable	29.7
Inventories	27.2
Other current assets	3.3
Property, plant & equipment	4.4
Intangible assets	192.6
Goodwill	214.3
Current liabilities	(35.7)
Long-term deferred tax and other tax liabilities	(51.8)
Other long term liabilities	(0.4)
Long-term debt	(0.1)

Net assets acquired	$392.6

Specifar [Member]
Allocation of Consideration Transferred

The following table summarizes the final fair values of the tangible and identifiable intangible assets acquired and liabilities assumed at acquisition date, with the excess being allocated to goodwill (in millions):

Amount
Cash and cash equivalents	$0.6
Accounts receivable	20.6
Inventories	27.1
Other current assets	9.3
Property, plant & equipment	65.1
IPR&D intangible assets	164.3
Intangible assets	265.1
Goodwill	195.1
Other assets	5.6
Current liabilities	(28.4)
Long-term deferred tax and other tax liabilities	(94.6)
Long-term debt	(27.9)
Other long-term liabilities	(42.4)

Net assets acquired	$559.5

Other Income (Expense) (Tables)	12 Months Ended
Dec. 31, 2012
Other Income And Expenses [Abstract]
Components of Other Income

Other income consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Gain on sale of products	$88.7	$—	$—
Gain on sale of investments	28.8	0.8	25.6
Gain on sale of divested products	24.0	—	—
Loss on foreign exchange derivative	(70.4)	—	—
Bridge loan expenses	(37.1)	—	—
Earnings (losses) on equity method investments	1.3	(4.5)	1.6
Other income (expense)	$3.2	$3.2	$0.5

	$38.5	$(0.5)	$27.7

Balance Sheet Components (Tables)	12 Months Ended
Dec. 31, 2012
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Selected Balance Sheet Components

Selected balance sheet components consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Inventories:
Raw materials	$426.9	$219.2
Work-in-process	126.2	55.7
Finished goods	1,104.6	655.0

	1,657.7	929.9
Less: inventory reserves	(111.2)	(40.5)

Inventories, net	$1,546.5	$889.4

Property and equipment:
Machinery and equipment	$836.3	$597.2
Buildings and improvements	701.1	382.2
Research and laboratory equipment	112.4	108.7
Leasehold improvements	107.6	89.5
Furniture and fixtures	295.9	51.7
Land and land improvements	62.7	47.1
Construction in progress	114.5	131.1

Total property and equipment, at cost	2,230.5	1,407.5
Less accumulated depreciation	(745.5)	(693.8)

Total property and equipment, net	$1.485.0	$713.7

Accounts payable and accrued expenses:
Trade accounts payable	$598.6	$755.9
Accrued third-party rebates	551.1	221.6
Current portion of contingent consideration obligations	351.9	128.3
Accrued payroll and related benefits	260.1	121.4
Proposed legal settlements	173.3	28.8
Royalties and sales agent payables	86.2	119.9
Accrued indirect returns	83.3	28.9
Interest payable	49.5	17.8
Accrued severence, retention and other shutdown costs	65.1	14.1
Other accrued expenses	248.8	98.7

Total accounts payable and accrued expenses	$2,467.9	$1,535.4

Investments in Marketable Securities and Other Investments (Tables)	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Marketable Securities and Other Investments

Investments in marketable securities and other investments consisted of the following (in millions):

	December 31,
	2012	2011
Marketable securities:
U.S. Treasury and agency securities — maturing within one year	$6.5	$4.9
U.S. Treasury and agency securities — maturing within two years	2.5	10.0

Total marketable securities	$9.0	$14.9

Investments and other assets:
Equity method investments	$9.6	$28.8
Cost method and other long-term investments	1.0	0.3
Other assets	80.6	42.2

Total investments and other assets	$91.2	$71.3

Summary of Fair Value and Unrealized Gains (Losses) Related to Available-for-Sale Securities

The following table provides a summary of the fair value and unrealized gains (losses) related to Actavis’ available-for-sale securities classified as current assets (in millions):

At December 31, 2012	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale:
U.S. Treasury and agency securities	$9.0	$—	$—	$9.0

Total	$9.0	$—	$—	$9.0

At December 31, 2011	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale:
U.S. Treasury and agency securities	$14.8	$0.1	$—	$14.9

Total	$14.8	$0.1	$—	$14.9

Goodwill, Product Rights and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

Goodwill for the Company’s reporting segments consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Actavis Specialty Brands segment	$474.7	$371.6
Actavis Pharma segment	4,293.2	1,250.4
Anda Distribution segment	86.3	86.3

Total goodwill	$4,854.2	$1,708.3

Intangible Assets with Definite and Indefinite Lives
The original cost and accumulated amortization of these intangible assets, where applicable, consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Intangibles with definite lives:
Product rights and other related intangibles	$5,117.6	$2,582.5
Core technology	92.2	52.5
Customer relationships	169.0	49.1

	5,378.8	2,684.1
Less accumulated amortization	(2,055.3)	(1,566.0)

	3,323.5	1,118.1

Intangibles with indefinite lives:
IPR&D	384.6	419.3
Tradename	76.2	76.2

	460.8	495.5

Total product rights and related intangibles, net	$3,784.3	$1,613.6

Schedule of Annual Amortization Expense on Product Rights and Related Intangibles

Assuming no additions, disposals or adjustments are made to the carrying values and/or useful lives of the intangible assets, annual amortization expense on product rights and related over the next five years is estimated to be as follows (in millions):

Amount
2013	$614
2014	$596
2015	$514
2016	$426
2017	$408

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Long-Term Debt

Long-term debt consisted of the following (in millions):

	December 31,
	2012	2011
Senior Notes,
$450.0 million 5.000% notes due August 14, 2014	$450.0	$450.0
$1,200.0 million 1.875% notes due October 1, 2017	1,200.0	—
$400.0 million 6.125% notes due August 14, 2019	400.0	400.0
$1,700.0 million 3.250% notes due October 1, 2022	1,700.0	—
$1,000.0 million 4.625% notes due October 1, 2042	1,000.0	—
Less: Unamortized discount	(35.1)	(1.7)

Senior Notes, net	4,714.9	848.3

Term Loan Credit Agreement	1,700.0	—
Mandatorily Redeemable Preferred Stock	—	183.2
Other, including capital leases	18.4	1.5

Total debt	6,433.3	1,033.0
Less: Current portion	176.2	184.5

Total long-term debt	$6,257.1	$848.5

Schedule of Annual Debt Maturities	At December 31, 2012, annual debt maturities were as follows (in millions):

2013	170
2014	620
2015	170
2016	170
2017	2,220
2018 and after	3,100

Summary of Future Minimum Lease Payments under Capital and Operating Leases
The future minimum lease payments under both capital and operating leases that have remaining terms in excess of one year are:

	Capital	Operating
2013	$7.9	$38.1
2014	7.8	32.1
2015	2.3	26.9
2016	1.4	17.6
2017	0.6	13.0
Thereafter	1.4	56.2

Total minimum lease payments	21.4	183.9

Less: amount representing interest	(3.0)

Present value of net minimum lease payments	$18.4

Summary of Assets Recorded under Capital Leases	The assets recorded under capital leases as of December 31, 2012 are:

Machinery & Equipment	$7.9
Furniture & Fixtures	0.8
Building & Improvements	0.5
Land	6.5

Total	$15.7

Other Long-Term Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
Other Long-Term Liabilities

Other long-term liabilities consisted of the following (in millions):

	December 31,
	2012	2011
Acquisition related contingent consideration liabilities	$363.1	$181.6
Long term pension liability	44.3	—
Other long-term liabilities	107.1	19.4

	514.5	201.0
Less: Current portion included in accounts payable and accrued expenses	351.9	128.3

Total other long-term liabilities	$162.6	$72.7

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Income Before Provision for Income Taxes

The Company’s income before provision for income taxes was generated from the United States and international operations as follows (in millions):

	Years Ended December 31,
	2012	2011	2010
Income before income taxes:
U.S.	$730.6	$731.4	$391.6
Foreign	(485.5)	(275.4)	(141.0)

Income before income taxes	$245.1	$456.0	$250.6

Schedule of Provision for Income Taxes

The Company’s provision for income taxes consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Current provision:
Federal	$328.5	$301.2	$161.4
State	18.0	10.8	14.9
Foreign	21.3	11.8	9.3

Total current provision	367.8	323.8	185.6

Deferred (benefit) provision:
Federal	(75.5)	(53.2)	(54.1)
State	5.6	(3.9)	(10.2)
Foreign	(151.1)	(69.8)	(54.0)

Total deferred (benefit) provision	(221.0)	(126.9)	(118.3)

Total provision for income taxes	$146.8	$196.9	$67.3

Schedule of Reconciliations Between Statutory Federal Income Tax Rate and Company's Effective Income Tax Rate

Reconciliations between the statutory federal income tax rate and the Company’s effective income tax rate were as follows:

	Years Ended December 31,
	2012	2011	2010
Federal income tax at statutory rates	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	5.5%	2.4%	1.6%
Foreign rate differential	(3.7)%	1.9%	2.8%
Foreign intangible amortization	18.7%	6.1%	0.0%
Effect of Ascent reorganization	(15.0)%	0.0%	0.0%
Loss on foreign currency hedge	10.1%	0.0%	0.0%
Foreign impairments	8.4%	0.6%	0.7%
Tax audit outcomes	(7.0)%	(1.4)%	(7.8)%
Non-deductible expenses	5.9%	2.5%	5.0%
R&D credit and U.S. manufacturing deduction	(4.5)%	(3.7)%	(3.7)%
Rate changes	2.8%	(1.2)%	(4.3)%
Transaction costs	2.7%	0.2%	0.0%
Valuation allowance	(1.6)%	1.4%	(1.4)%
Sale of subsidiary	0.0%	0.0%	(2.1)%
Other	2.6%	(0.6)%	1.1%

Effective income tax rate	59.9%	43.2%	26.9%

Schedule of Components Company's Net Deferred Tax Assets (Liabilities)
The significant components of the Company’s net deferred tax assets (liabilities) consisted of the following (in millions):

	December 31,
	2012	2011
Benefits from net operating loss and tax credit carryforwards	$248.1	$101.3
Differences in financial statement and tax accounting for:
Inventories, receivables and accruals	342.2	163.9
Deferred revenue	6.3	9.9
Share-based compensation	24.0	19.4
Other	49.7	18.3

Total deferred tax asset, gross	670.3	312.8
Less: Valuation allowance	(101.6)	(37.8)

Total deferred tax asset, net	$568.7	$275.0

Differences in financial statement and tax accounting for:
Property, equipment and intangible assets	(906.9)	(288.1)
Basis difference in debt	(269.6)	—
Deferred interest expense	(76.3)	(76.3)

Total deferred tax liabilities	$(1,252.8)	$(364.4)

Total deferred taxes	$(684.1)	$(89.4)

Schedule of Reconciliation of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	December 31,
	2012	2011	2010
Balance at the beginning of the year	$71.2	$68.0	$72.2
Increases for current year tax positions	4.3	8.5	5.9
Increases for prior year tax positions	6.7	11.0	20.1
Increases due to acquisitions	41.9	—	—
Decreases for prior year tax positions	(10.4)	(14.9)	(27.5)
Settlements	(9.3)	(1.2)	(2.3)
Lapse of applicable statue of limitations	(1.3)	(0.2)	(0.4)
Foreign Exchange	0.6	—	—

Balance at the end of the year	$103.7	$71.2	$68.0

Stockholders' Equity (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Summary of Company's Stock Option Plans

A summary of the Company’s stock option plans consisted of the following (options and aggregate intrinsic value in millions):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2011	1.7	$31.74
Granted	—	—
Exercised	(0.6)	32.18
Cancelled	—	—

Outstanding, December 31, 2012	1.1	$31.50	3.1	$62.1

Vested and expected to vest at December 31, 2012	1.1	$31.50	3.1	$62.1

Options exercisable at December 31, 2012	1.1	$31.50	3.1	$62.1

Summary of Changes in Restricted Stock Grants

A summary of the changes in restricted stock grants during the year ended December 31, 2012 is presented below (shares and aggregate intrinsic value in millions):

	Shares	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Restricted shares outstanding at December 31, 2011	2.5	$44.37	1.5	$110.8
Granted	0.9	66.03		64.9
Vested	(0.7)	62.84		(46.9)
Cancelled	(0.1)	51.49		(6.0)

Restricted shares outstanding at December 31, 2012	2.6	$46.92	1.4	$122.8

Segments (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Net Revenues, Operating Expenses Contribution Information by Reportable Segment

Segment net revenues, segment operating expenses and segment contribution information for the Company’s Actavis Pharma, Actavis Specialty Brands and Anda Distribution segments consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Actavis Pharma Segment
Product sales	$4,385.2	$3,320.2	$2,268.9
Other revenue	60.9	47.0	69.5

Net revenues	4,446.1	3,367.2	2,338.4
Operating expenses:
Cost of sales(1)	2,428.4	1,817.8	1,198.9
Research and development	255.6	227.7	194.6
Selling and marketing	281.2	156.0	111.9

Actavis Pharma Contribution	$1,480.9	$1,165.7	$833.0

Contribution margin	33.3%	34.6%	35.6%
Actavis Specialty Brands Segment
Product sales	$411.6	$364.9	$316.3
Other revenue	70.8	76.1	81.5

Net revenues	482.4	441.0	397.8
Operating expenses:
Cost of sales(1)	115.4	94.4	88.4
Research and development	146.2	67.7	101.5
Selling and marketing	175.5	168.6	137.8

Actavis Specialty Brands Contribution	$45.3	$110.3	$70.1

Contribution margin	9.4%	25.0%	17.6%
Anda Distribution Segment
Product sales	$986.4	$776.2	$830.7
Other revenue	—	—	—

Net revenues	986.4	776.2	830.7
Operating expenses:
Cost of sales(1)	846.6	652.7	711.2
Research and development	—	—	—
Selling and marketing	89.8	77.2	70.3

Anda Distribution Contribution	$50.0	$46.3	$49.2

Contribution margin	5.1%	6.0%	5.9%

Total Segment Contribution	$1,576.2	$1,322.3	$952.3
Corporate general and administrative	624.8	353.1	436.1
Amortization	481.1	354.3	180.0
Loss on asset sales and impairments, net	149.5	78.7	30.8

Operating income	$320.8	$536.2	$305.4

(1)	Excludes amortization of acquired intangibles including product rights.

Schedule of Net Product Sales by Geographic Areas

The Company’s net product sales are represented by the sale of products in the following geographic areas for the years ended December 31 (in millions):

	2012	2011	2010
United States	$4,718.8	$3,960.6	$2,990.1
International	1,064.4	500.7	425.8

	$5,783.2	$4,461.3	$3,415.9

Schedule of Net Product Sales by Therapeutic Categories

The Company’s net product sales are represented by the sale of products in the following therapeutic categories for the years ended December 31 (in millions):

	2012	2011	2010
Central nervous system	$1,964.0	$1,517.4	$907.6
Cardiovascular	1,298.5	977.2	594.6
Hormones and synthetic substitutes	868.5	724.7	682.3
Anti-infective agents	267.9	197.9	161.5
Urology	174.0	140.5	127.3
Other	1,210.3	903.6	942.6

	$5,783.2	$4,461.3	$3,415.9

Business Restructuring Charges (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring And Related Activities [Abstract]
Schedule of Activity Related to Business Restructuring and Facility Rationalization

During 2012 activity related to our business restructuring and facility rationalization activities primarily related to the cost optimization initiatives in conjunction with the acquisition of Actavis Group and additional steps to improve our operating cost structure and achieve operating excellence and efficiencies through our Global Supply Chain Initiative (“GCSI”). Restructuring activities involved facilities and operations in Corona, California; Morristown, New Jersey; and Zug, Switzerland for the year ended December 31, 2012 as follows (in millions):

	Balance at December 31, 2011	Assumed Liability Actavis Group	Charged to Expense	Cash Payments	Non-cash Adjustments	Balance at December 31, 2012
Cost of sales
Severance and retention	$7.9	$1.0	$7.9	$(0.6)	$(1.3)	$14.9
Product transfer costs	0.3	—	4.7	(4.5)	—	0.5
Facility decommission costs	1.2	6.2	0.8	(0.7)	(0.2)	7.3
Accelerated depreciation	—	—	0.3	—	(0.3)	—

	9.4	7.2	13.7	(5.8)	(1.8)	22.7

Operating expenses
Research and development	3.8	1.4	1.1	(2.9)	—	3.4
Accelerated—R & D	—	—	0.2	—	(0.2)	—
Selling, general and administrative	0.9	12.0	32.3	(6.5)	0.3	39.0

	$4.7	$13.4	$33.6	$(9.4)	$0.1	$42.4

Total	$14.1	$20.6	$47.3	$(15.2)	$(1.7)	$65.1

Activity related to our business restructuring and facility rationalization activities primarily consisted of restructuring activities involving facilities at Carmel, New York, Mississauga, Canada and Melbourne, Australia for the year ended December 31, 2011 as follows (in millions):

	Accrual Balance at December 31, 2010	Charged to Expense	Cash Payments	Non-cash Adjustments	Accrual Balance at December 31, 2011
Cost of sales
Severance and retention	$12.9	$1.1	$(6.1)	$—	$7.9
Product transfer costs	1.4	3.2	(4.3)	—	0.3
Facility decommission costs	1.6	1.1	(1.5)	—	1.2
Accelerated depreciation	—	3.8	—	(3.8)	—

	15.9	9.2	(11.9)	(3.8)	9.4

Operating expenses
R&D	3.1	3.9	(3.2)	—	3.8
Accelerated depreciation — R&D	—	1.0	—	(1.0)	—
Selling, general and administrative	1.0	1.7	(1.8)	—	0.9
Accelerated depreciation — S,G&A	—	0.3	—	(0.3)	—

	4.1	6.9	(5.0)	(1.3)	4.7

Total	$20.0	$16.1	$(16.9)	$(5.1)	$14.1

Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Schedule of Financial Assets and Liabilities Measured at Fair Value on Recurring Basis

Assets and liabilities measured at fair value or disclosed at fair value on a recurring basis as at December 31, 2012 and 2011 consisted of the following (in millions):

	Fair Value Measurements as at December 31, 2012 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Marketable securities	$9.0	$9.0	$—	$—
Liabilities:
Contingent consideration	$363.1	$—	$—	$363.1

	Fair Value Measurements as at December 31, 2011 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Marketable securities	$14.9	$14.9	$—	$—
Liabilities:
Contingent consideration	$181.6	$—	$—	$181.6

Summary of Changes in Fair Value of all Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs

The table below provides a summary of the changes in fair value, including net transfers in and/or out, of all financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011 (in millions):

	Balance at December 31, 2011	Net transfers in to (out of) Level 3	Purchases and settlements, net	Net accretion and fair value adjustments	Foreign currency translation	Balance at December 31, 2012
Liabilities:
Contingent consideration obligations	$181.6	$—	$197.3	$(21.3)	$5.5	$363.1

	Balance at December 31, 2010	Net transfers in to (out of) Level 3	Purchases and settlements, net	Net accretion and fair value adjustments	Foreign currency translation	Balance at December 31, 2011
Liabilities:
Contingent consideration obligations	$198.5	$—	$37.2	$(51.1)	$(3.0)	$181.6

Description of Business - Additional Information (Detail) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Minimum [Member]	Jan. 24, 2012 Ascent [Member] USD ($)	Jan. 24, 2012 Ascent [Member] AUD	May 25, 2011 Specifar [Member] USD ($)	May 25, 2011 Specifar [Member] EUR (€)	May 25, 2011 Specifar [Member] Maximum [Member] EUR (€)	Dec. 19, 2011 Collaborative arrangement [Member] USD ($)	Oct. 31, 2012 Actavis Group [Member] USD ($)	Oct. 31, 2012 Actavis Group [Member] EUR (€)
Business Acquisition Actual Revenue And Pre Tax Income Loss [Line Items]
Cash paid for acquisition					$ 392.6	376.6	$ 559.5	€ 398.5			$ 5,469.8	€ 4,219.7
Maximum number of shares issuable for contingent consideration											5.5	5.5
Maximum payment for contingent consideration									40
Product's percentage on Company's total revenue		20.80%
Royalty payable to Ortho-McNeil-Janssen Pharmaceuticals, Inc.	30.00%		55.00%	50.00%
Co-development costs										$ 400

Summary of Significant Accounting Policies - Additional information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended													12 Months Ended						12 Months Ended		3 Months Ended
	Dec. 31, 2012 Customer	Dec. 31, 2011 Customer	Dec. 31, 2010 Customer	Dec. 31, 2012 Customer concentration risk [Member] Customer one [Member]	Dec. 31, 2011 Customer concentration risk [Member] Customer one [Member]	Dec. 31, 2010 Customer concentration risk [Member] Customer one [Member]	Dec. 31, 2012 Customer concentration risk [Member] Customer two [Member]	Dec. 31, 2011 Customer concentration risk [Member] Customer two [Member]	Dec. 31, 2010 Customer concentration risk [Member] Customer two [Member]	Dec. 31, 2012 Italy [Member]	Dec. 31, 2012 Spain [Member]	Dec. 31, 2012 Greece [Member]	Dec. 31, 2012 Portugal [Member]	Dec. 31, 2012 1.875% Senior notes due 2017 [Member]	Dec. 31, 2012 3.250% Senior notes due 2022 [Member]	Dec. 31, 2012 4.625% Senior notes due 2042 [Member]	Dec. 31, 2012 Notes 5.000% due August 14, 2014 [Member]	Dec. 31, 2012 Notes 6.125% due August 14, 2019 [Member]	Dec. 31, 2012 Senior Notes [Member]	Dec. 31, 2011 International [Member] In-process research and development [Member]	Dec. 31, 2012 Specifar [Member]	Jun. 30, 2012 Specifar [Member] In-process research and development [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member]
Summary Of Significant Accounting Policies [Line Items]
Aggregate principal amount of notes														$ 1,200	$ 1,700	$ 1,000	$ 450	$ 400					$ 1,700
Interest rate														1.88%	3.25%	4.63%	5.00%	6.13%
Debt Instrument, maturity date														Oct 1, 2017	Oct 1, 2022	Oct 1, 2042	Aug 14, 2014	Aug 14, 2019
Difference in fair value and carrying value of Senior Notes																			248.2
Inventory pending approval by U.S. Food and Drug Administration or other regulatory agencies	49.7	6.8
Maximum percentage of ownership for equity method accounting	50.00%
Ownership percentage in cost method investment	under 20%
Impairment charges related to product rights and IPR&D intnagible assets																				102.8	117.8	101
Large wholesalers represent the Company's chargeback payments, minimum	85.00%
Large wholesalers represent the Company's chargeback payments, maximum	90.00%
Accounts receivable are presented net of sales returns and allowances balances	814.3	556.3
Sales returns and allowances included in accounts payable and accrued expenses	634.4	250.5
Sales returns and allowances in accounts receivable increase (decrease)	258
Sales returns and allowances in accounts payable increase (decrease)	383.9
Decrease in provision for chargebacks as a percentage of gross revenues	15.90%	17.60%	20.30%
Increase in provision for rebates	15.50%	15.00%	13.00%
Shipping and handling costs included in selling and marketing expenses	102.3	72.9	66.5
Individual customer percentage forming a portion of net revenues				16.00%	16.00%	14.00%	14.00%	14.00%	11.00%
Maximum percentage of other individual customers in relation to net revenues	10.00%	10.00%	10.00%
Number of largest customers by Company's net revenues	2	2	2
Percentage of gross accounts receivable due from the Company's four largest customers	53.00%	68.00%
Number of largest customers	4	4
Accounts receivable in Greece, Italy, Spain and Portugal	57.6
Allowance for potential uncollectible accounts in Greece, Italy, Spain and Portugal	8.7
Hospital and public sector receivables	13.5
Hospital and public sector receivables, percentage										36.40%	30.10%	18.40%	15.10%
Percentage of Actavis Pharma and Actavis Specialty Brands product net revenues from third-party manufactured products	55.00%	49.00%	33.00%
Research and Development expenses incurred under collaborative agreements	$ 74.2	$ 21.5	$ 11.1
Percentage of yearly growth in cash EBIDTA	10.00%
Issuance of shares associated with contingent earn out	3.85
Stock awards to purchase		0.1	1.1
Net actuarial (gain)/loss threshold, percentage	10.00%

Summary of Significant Accounting Policies - Property and Equipment (Detail)	12 Months Ended
Dec. 31, 2012
Computer software / hardware [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	3 years
Computer software / hardware [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	10 years
Machinery & Equipment [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	3 years
Machinery & Equipment [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	15 years
Research and laboratory equipment [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	3 years
Research and laboratory equipment [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	10 years
Furniture & Fixtures [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	3 years
Furniture & Fixtures [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	10 years
Buildings, improvements, leasehold improvements and other [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	4 years
Buildings, improvements, leasehold improvements and other [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Estimated useful life	50 years

Summary of Significant Accounting Policies - Provisions for Sales Returns and Allowances (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	$ 806.8	$ 427	$ 418.6
Add: Actavis Acquisition (revised)	634.8
Provision related to sales	3,647.5	2,848.4	2,227.5
Credits and payments	(3,640.4)	(2,468.6)	(2,219.1)
Balance at end of period	1,448.7	806.8	427
Chargebacks [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	160.9	100.8	117.4
Add: Actavis Acquisition (revised)	94.3
Provision related to sales	1,522.4	1,308.1	1,175.5
Credits and payments	(1,566.1)	(1,248)	(1,192.1)
Balance at end of period	211.5	160.9	100.8
Rebates [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	489	219.9	188.4
Add: Actavis Acquisition (revised)	359.4
Provision related to sales	1,484.4	1,113.2	755
Credits and payments	(1,482)	(844.1)	(723.5)
Balance at end of period	850.8	489	219.9
Returns and Other Allowances [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	122	89.3	97.5
Add: Actavis Acquisition (revised)	171.4
Provision related to sales	485.5	306.6	206.5
Credits and payments	(429.4)	(273.9)	(214.7)
Balance at end of period	349.5	122	89.3
Cash Discounts [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	34.9	17	15.3
Add: Actavis Acquisition (revised)	9.7
Provision related to sales	155.2	120.5	90.5
Credits and payments	(162.9)	(102.6)	(88.8)
Balance at end of period	$ 36.9	$ 34.9	$ 17

Summary of Significant Accounting Policies - Earnings Per Share (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
EPS - basic
Net income attributable to common shareholders	$ 97.3	$ 260.9	$ 184.4
Basic weighted average common shares outstanding	125.8	124.5	122.4
EPS - basic	$ 0.77	$ 2.1	$ 1.51
EPS - diluted
Net income attributable to common shareholders	$ 97.3	$ 260.9	$ 184.4
Basic weighted average common shares outstanding	125.8	124.5	122.4
Effect of dilutive securities:
Dilutive stock awards	2.6	2	1.8
Diluted weighted average common shares outstanding	128.4	126.5	124.2
EPS - diluted	$ 0.76	$ 2.06	$ 1.48

Share-Based Compensation - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Common shares reserved for issuance of share-based compensation awards	7.7
Stock option expiration period	10 years
Recognized share-based compensation expense	$ 48.8	$ 39.8	$ 23.5
Restricted stock [Member] | Non-employee directors [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards restrictions eliminated period	After one year
Minimum [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	3 years
Minimum [Member] | Restricted stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	1 year
Minimum [Member] | Restricted stock [Member] | Employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	2 years
Maximum [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	5 years
Maximum [Member] | Restricted stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	4 years
Maximum [Member] | Restricted stock [Member] | Employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Restricted stock awards vesting period	4 years

Pension and Other Postretirement Benefit Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Contributions to pension plans	$ 3.5
UK Pension Plan [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Fair value of plan assets Percentage	81.00%
Net benefit obligations	49.00%
UK Pension Plan [Member] | Equities [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Pension plan target investment asset allocations	50.00%
UK Pension Plan [Member] | Fixed-income investments [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Pension plan target investment asset allocations	40.00%
UK Pension Plan [Member] | Other investments [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Pension plan target investment asset allocations	10.00%
Savings Plan [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Employer contributions	$ 25.8	$ 15.7	$ 9.5

Pension and Other Postretirement Benefit Plans - Summarized Information About Changes in Plan Assets and Benefit Obligation, Funded Status and Amounts Recorded (Detail) (USD $)
In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Fair value of plan assets October 31, 2012 (Actavis Group acquisition)	$ 66.5
Return on plan assets	0.5
Benefits paid	(0.2)
Effects of exchange rate changes	0.4
Fair value of plan assets December 31, 2012	67.2
Benefit obligation at October 31, 2012 (Actavis Group acquisition)	89.9
Interest cost	0.6
Benefit paid	(0.2)
Effects of exchange rate changes	0.6
Benefit obligation at December 31, 2012	90.9
Funded status at December 31, 2012	(23.7)
Recognized as:
Current liabilities	(3.5)
Noncurrent liabilities	$ (20.2)

Pension and Other Postretirement Benefit Plans - Fair Values of Pension Plan Assets by Asset Category (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	$ 67.2	$ 66.5
Investment funds [Member] | U.S. large cap equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	5.4
Investment funds [Member] | Non-U.S. developed markets equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	28.2
Investment funds [Member] | Corporate obligations [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	27.8
Other investments [Member] | Other [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	5.8
Level 1 [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	67.2
Level 1 [Member] | Investment funds [Member] | U.S. large cap equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	5.4
Level 1 [Member] | Investment funds [Member] | Non-U.S. developed markets equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	28.2
Level 1 [Member] | Investment funds [Member] | Corporate obligations [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	27.8
Level 1 [Member] | Other investments [Member] | Other [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets	5.8
Level 2 [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 2 [Member] | Investment funds [Member] | U.S. large cap equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 2 [Member] | Investment funds [Member] | Non-U.S. developed markets equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 2 [Member] | Investment funds [Member] | Corporate obligations [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 2 [Member] | Other investments [Member] | Other [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 3 [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 3 [Member] | Investment funds [Member] | U.S. large cap equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 3 [Member] | Investment funds [Member] | Non-U.S. developed markets equities [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 3 [Member] | Investment funds [Member] | Corporate obligations [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets
Level 3 [Member] | Other investments [Member] | Other [Member]
Schedule of Fair Values of Plan Assets [Line Items]
Fair value of pension plan assets

Pension and Other Postretirement Benefit Plans - Summary of Expected Benefit Payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
2013	$ 1.9
2014	2
2015	2.1
2016	2.2
2017	2.3
2018-2022	$ 12.9

Pension and Other Postretirement Benefit Plans - Summary of Weighted Average Assumptions Used in Determining Pension Plan Information (Detail)	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Discount rate	4.50%
Expected rate of return on plan assets	5.10%
Salary growth rate	4.60%

Acquisitions and Divestitures - Additional Information (Detail) In Millions, except Per Share data, unless otherwise specified	12 Months Ended			2 Months Ended	12 Months Ended					12 Months Ended					1 Months Ended	12 Months Ended				3 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Actavis Group [Member] USD ($)	Dec. 31, 2012 Actavis Group [Member] USD ($)	Oct. 31, 2012 Actavis Group [Member] USD ($)	Oct. 31, 2012 Actavis Group [Member] EUR (€)	Oct. 31, 2012 Actavis Group [Member] Minimum [Member]	Oct. 31, 2012 Actavis Group [Member] Maximum [Member]	Dec. 31, 2012 Ascent [Member] USD ($)	Jan. 24, 2012 Ascent [Member] USD ($)	Jan. 24, 2012 Ascent [Member] AUD	Jan. 24, 2012 Ascent [Member] Minimum [Member]	Jan. 24, 2012 Ascent [Member] Maximum [Member]	Jun. 30, 2011 Specifar [Member] USD ($)	Dec. 31, 2012 Specifar [Member] USD ($)	Dec. 31, 2011 Specifar [Member] USD ($)	May 25, 2011 Specifar [Member] USD ($)	May 25, 2011 Specifar [Member] EUR (€)	Dec. 31, 2012 Specifar [Member] Esomeprazole product rights [Member] USD ($)	Jun. 30, 2012 Specifar [Member] In-process research and development [Member] USD ($)	May 25, 2011 Paomar PLC [Member]
Business Acquisition [Line Items]
Cash consideration						$ 5,469.8	€ 4,219.7				$ 392.6	376.6						$ 559.5	€ 398.5
Maximum number of shares issuable for contingent consideration						5.5	5.5
Newly issued shares of Common Stock, par value	$ 0.0033	$ 0.0033				$ 0.0033
Step-up in the value of inventories				137.3	137.3													10
Amortization of inventory step -up to cost of sales					44.1												10
Amortization of inventory step -up to cost of sales during first half of 2013				93.2	93.2
Estimated weighted average useful life (in years)					8 years 8 months 12 days					9 years						7 years
Discount rate used to present value product right intangible assets								8.80%	11.50%				7.50%	10.00%
Issuance of shares associated with contingent earn out				3.85	3.85
Fair value of contingent consideration				329.1	329.1													35.5
Current market price per share of shares issuable				$ 85.95	$ 85.95
Acquisition cost					73.5					5							6.5
Net revenues	5,914.9	4,584.4	3,566.9	437.4
Pre-tax loss	245.1	456	250.6	84.8
Percentage of shares held in subsidiary																		100.00%	100.00%			100.00%
Payment of long-term debt assumed in acquisition															28.8
Impairment loss related to a manufacturing facility																40.3
Discount rate used to present value the IPR&D projects																		17.00%	17.00%
Minimum period over which IPR&D intangible assets to be approved for marketing																1 year
Maximum period over which IPR&D intangible assets to be approved for marketing																3 years
Impairment charges related to product rights and IPR&D intnagible assets																117.8				16.8	101
Fair value adjustments																$ 27.5
Discount rate used to present value acquired contingent consideration obligations																		8.50%	8.50%

Acquisitions and Divestitures - Allocation of Consideration Transferred (Detail) (USD $) In Millions, unless otherwise specified	Jan. 31, 2012 Ascent [Member]	Jan. 24, 2012 Ascent [Member]	May 25, 2011 Specifar [Member]	Oct. 31, 2012 Actavis Group [Member]
Business Acquisition Actual Revenue And Pre Tax Income Loss [Line Items]
Cash and cash equivalents		$ 9.1	$ 0.6	$ 110.5
Accounts receivable		29.7	20.6	527.9
Inventories		27.2	27.1	680.1
Other current assets		3.3	9.3	285.1
Property, plant & equipment		4.4	65.1	763
Other long term assets				16.9
IPR&D intangible assets			164.3	272.9
Intangible assets	192.6	192.6	265.1	2,254.8
Goodwill		214.3	195.1	2,904.2
Other assets			5.6
Current liabilities		(35.7)	(28.4)	(1,396.1)
Long-term deferred tax and other tax liabilities		(51.8)	(94.6)	(737.5)
Long-term debt		(0.1)	(27.9)
Other long term liabilities		(0.4)	(42.4)	(176)
Long-term debt and capital leases				(14.1)
Minority interest				(21.9)
Net assets acquired		$ 392.6	$ 559.5	$ 5,469.8

Acquisitions and Divestitures - Unaudited Pro Forma Results of Operations (Detail) (Actavis Group [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Actavis Group [Member]
Business Acquisition Actual Revenue And Pre Tax Income Loss [Line Items]
Net revenues	$ 8,082.7	$ 7,090.7
Net income attributable to common shareholders	$ 111.6	$ (429.4)
Earnings (loss) per share:
Basic	$ 0.86	$ (3.35)
Diluted	$ 0.85	$ (3.29)

Other Income (Expense) - Components of Other Income (Detail) (USD $) In Millions, unless otherwise specified	10 Months Ended	12 Months Ended
	Oct. 29, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Component of Other Income, Nonoperating [Line Items]
Gain on sale of products	$ 88.7	$ 88.7
Gain on sale of investments		28.8	0.8	25.6
Gain on sale of divested products		24
Loss on foreign exchange derivative		(70.4)
Earnings (losses) on equity method investments		1.3	(4.5)	1.6
Other income (expense)		3.2	3.2	0.5
Other income expense, total		38.5	(0.5)	27.7
Bridge loan [Member]
Component of Other Income, Nonoperating [Line Items]
Expenses for the bridge loan		$ (37.1)

Other Income (Expense) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	10 Months Ended	12 Months Ended						1 Months Ended
	Oct. 29, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Bridge loan [Member]	Dec. 31, 2011 Bridge loan [Member]	Dec. 31, 2010 Bridge loan [Member]	Oct. 22, 2012 Moksha8 [Member] Product
Component of Other Income, Nonoperating [Line Items]
Proceeds from sale of assets	$ 116.6
Gain on sale of assets	88.7	88.7
Proceeds from sale investment								46.6
Gain on sale of investment		28.8	0.8	27.3				28.8
New branded generic products								5
Gain on sale of products		24
Realized losses for the derivative instruments		70.4
Expenses for the bridge loan					$ 37.1

Balance Sheet Components - Selected Balance Sheet Components (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventories:
Raw materials	$ 426.9	$ 219.2
Work-in-process	126.2	55.7
Finished goods	1,104.6	655
Inventory Gross, total	1,657.7	929.9
Less: inventory reserves	(111.2)	(40.5)
Inventories, net	1,546.5	889.4
Property and equipment:
Machinery and equipment	836.3	597.2
Buildings and improvements	701.1	382.2
Research and laboratory equipment	112.4	108.7
Leasehold improvements	107.6	89.5
Furniture and fixtures	295.9	51.7
Land and land improvements	62.7	47.1
Construction in progress	114.5	131.1
Total property and equipment, at cost	2,230.5	1,407.5
Less accumulated depreciation	(745.5)	(693.8)
Total property and equipment, net	1,485	713.7
Accounts payable and accrued expenses:
Trade accounts payable	598.6	755.9
Accrued third-party rebates	551.1	221.6
Current portion of contingent consideration obligations	351.9	128.3
Accrued payroll and related benefits	260.1	121.4
Proposed legal settlements	173.3	28.8
Royalties and sales agent payables	86.2	119.9
Accrued indirect returns	83.3	28.9
Interest payable	49.5	17.8
Accrued severance, retention and other shutdown costs	65.1	14.1
Other accrued expenses	248.8	98.7
Total accounts payable and accrued expenses	$ 2,467.9	$ 1,535.4

Investments in Marketable Securities and Other Investments - Marketable Securities and Other Investments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Marketable securities:
Total marketable securities	$ 9	$ 14.9
Investments and other assets:
Equity method investments	9.6	28.8
Cost method and other long-term investments	1	0.3
Other assets	80.6	42.2
Total investments and other assets	91.2	71.3
U.S. Treasury and agency securities - maturing within one year [Member]
Marketable securities:
U.S. Treasury and agency securities	6.5	4.9
U.S. Treasury and agency securities - maturing within two years [Member]
Marketable securities:
U.S. Treasury and agency securities	$ 2.5	$ 10

Investments in Marketable Securities and Other Investments - Summary of Fair Value and Unrealized Gains (Losses) Related to Available-for-Sale Securities (Detail) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	$ 9	$ 14.8
Gross Unrealized Gains		0.1
Gross Unrealized Losses
Fair Value	9	14.9
U.S. Treasury and agency securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Amortized Cost	9	14.8
Gross Unrealized Gains		0.1
Gross Unrealized Losses
Fair Value	$ 9	$ 14.9

Investments in Marketable Securities and Other Investments - Additional Information (Detail)	Dec. 31, 2012
Equity Method Investments And Joint Ventures [Abstract]
Ownership percentage in cost method investment	under 20%

Goodwill, Product Rights and Other Intangible Assets - Goodwill (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information [Line Items]
Segment goodwill	$ 4,854.2	$ 1,708.3
Actavis Specialty Brands Segment [Member]
Segment Reporting Information [Line Items]
Segment goodwill	474.7	371.6
Actavis Pharma Segment [Member]
Segment Reporting Information [Line Items]
Segment goodwill	4,293.2	1,250.4
Anda Distribution Segment [Member]
Segment Reporting Information [Line Items]
Segment goodwill	$ 86.3	$ 86.3

Goodwill, Product Rights and Other Intangible Assets - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended		12 Months Ended					12 Months Ended				12 Months Ended		6 Months Ended	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011 Columbia [Member]	Dec. 31, 2012 Actavis Group [Member]	Oct. 31, 2012 Actavis Group [Member]	Oct. 31, 2012 Actavis Group [Member] Core technology [Member]	Oct. 31, 2012 Actavis Group [Member] Customer relationships [Member]	Dec. 31, 2012 Ascent [Member]	Jan. 31, 2012 Ascent [Member]	Jan. 24, 2012 Ascent [Member]	Dec. 31, 2012 Ascent [Member] Actavis Group [Member]	Dec. 31, 2012 Specifar [Member]	May 25, 2011 Specifar [Member]	Jun. 30, 2012 Specifar [Member] IPR&D [Member]	Dec. 31, 2012 Specifar [Member] Esomeprazole product rights [Member]	Dec. 31, 2011 Arrow Acquisition [Member]
Finite-Lived Intangible Assets [Line Items]
Increase in Actavis Pharma segment goodwill recognized in connection with Business acquisitions										$ 214.3	$ 3,118.5		$ 195.1
Acquisition of intangible assets	1,613.6	3,784.3			2,527.7								429.4
Acquisition of intangible assets relating to CMP					2,099.2	38.9	116.7		192.6	192.6			265.1
Amortized over a weighted average useful life				8 years 8 months 12 days				9 years				7 years
Acquisition of intangible assets relating to IPR&D					272.9								164.3
Impairment charge	102.8		75.8											101		27
Impairment charges related to product rights and IPR&D intnagible assets												117.8			16.8
IPR&D intangibles transferred to product rights and other related intangibles	$ 250.4	$ 211.3

Goodwill, Product Rights and Other Intangible Assets - Intangible Assets with Definite and Indefinite Lives (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Intangibles with definite lives:
Intangibles with definite lives, gross	$ 5,378.8	$ 2,684.1
Less accumulated amortization	(2,055.3)	(1,566)
Intangibles with definite lives, Net	3,323.5	1,118.1
Intangibles with indefinite lives:
Intangibles with indefinite lives, gross	460.8	495.5
Total product rights and related intangibles, net	3,784.3	1,613.6
Product rights and other related intangibles [Member]
Intangibles with definite lives:
Intangibles with definite lives, gross	5,117.6	2,582.5
Core technology [Member]
Intangibles with definite lives:
Intangibles with definite lives, gross	92.2	52.5
Customer relationships [Member]
Intangibles with definite lives:
Intangibles with definite lives, gross	169	49.1
IPR&D [Member]
Intangibles with indefinite lives:
Intangibles with indefinite lives, gross	384.6	419.3
Tradename [Member]
Intangibles with indefinite lives:
Intangibles with indefinite lives, gross	$ 76.2	$ 76.2

Goodwill, Product Rights and Other Intangible Assets - Schedule of Annual Amortization Expense on Product Rights and Related Intangibles (Detail) (Product rights and other related intangibles [Member], USD $)
In Millions, unless otherwise specified	Dec. 31, 2012
Product rights and other related intangibles [Member]
Product Rights [Line Items]
2013	$ 614
2014	596
2015	514
2016	426
2017	$ 408

Long-Term Debt - Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Long term debt	$ 6,433.3	$ 1,033
Less: Current portion	176.2	184.5
Total long-term debt	6,257.1	848.5
$450.0 million 5.000% notes due August 14, 2014 [Member]
Debt Instrument [Line Items]
Carrying value of notes	450	450
$1,200.0 million 1.875% notes due October 1, 2017 [Member]
Debt Instrument [Line Items]
Carrying value of notes	1,200
$400.0 million 6.125% notes due August 14, 2019 [Member]
Debt Instrument [Line Items]
Carrying value of notes	400	400
$1,700.0 million 3.250% notes due October 1, 2022 [Member]
Debt Instrument [Line Items]
Carrying value of notes	1,700
$1,000.0 million 4.625% notes due October 1, 2042 [Member]
Debt Instrument [Line Items]
Carrying value of notes	1,000
Senior Notes [Member]
Debt Instrument [Line Items]
Less: Unamortized discount	(35.1)	(1.7)
Total long-term debt	4,714.9	848.3
Term Loan Credit Agreement [Member]
Debt Instrument [Line Items]
Long term debt	1,700
Mandatorily Redeemable Preferred Stock [Member]
Debt Instrument [Line Items]
Long term debt		183.2
Other, including capital leases [Member]
Debt Instrument [Line Items]
Long term debt	$ 18.4	$ 1.5

Long-Term Debt - Long-Term Debt (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
$450.0 million 5.000% notes due August 14, 2014 [Member]
Debt Instrument [Line Items]
Senior notes interest rate	5.00%	5.00%
Senior notes maturity date	Aug 14, 2014	Aug 14, 2014
Senior notes maturity year	2014	2014
$1,200.0 million 1.875% notes due October 1, 2017 [Member]
Debt Instrument [Line Items]
Senior notes interest rate	1.88%
Senior notes maturity date	Oct 1, 2017
Senior notes maturity year	2017
$400.0 million 6.125% notes due August 14, 2019 [Member]
Debt Instrument [Line Items]
Senior notes interest rate	6.13%	6.13%
Senior notes maturity date	Aug 14, 2019	Aug 14, 2019
Senior notes maturity year	2019	2019
$1,700.0 million 3.250% notes due October 1, 2022 [Member]
Debt Instrument [Line Items]
Senior notes interest rate	3.25%
Senior notes maturity date	Oct 1, 2022
Senior notes maturity year	2022
$1,000.0 million 4.625% notes due October 1, 2042 [Member]
Debt Instrument [Line Items]
Senior notes interest rate	4.63%
Senior notes maturity date	Oct 1, 2042
Senior notes maturity year	2042

Long-Term Debt - Additional Information (Detail) (USD $)	12 Months Ended					1 Months Ended	12 Months Ended					12 Months Ended					1 Months Ended					12 Months Ended				1 Months Ended		1 Months Ended			12 Months Ended		0 Months Ended			1 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Federal Funds Rate [Member]	Dec. 31, 2012 London Interbank Offered Rate [Member]	Oct. 31, 2012 Senior Unsecured Term Loan [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member]	Dec. 10, 2012 Senior Unsecured Term Loan [Member]	Jun. 22, 2012 Senior Unsecured Term Loan [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member] Federal Funds Rate [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member] London Interbank Offered Rate [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member] Base rate [Member]	Dec. 31, 2012 Senior Unsecured Term Loan [Member] Eurodollar rate [Member]	Dec. 31, 2012 Revolving Credit Facility [Member]	May 21, 2012 Revolving Credit Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member]	Sep. 30, 2011 Revolving Credit Facility [Member] Terminated debt [Member]	May 31, 2011 Revolving Credit Facility [Member] Terminated debt [Member]	Sep. 16, 2011 Revolving Credit Facility [Member] Terminated debt [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Letters of credit [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Swingline [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Base rate loans [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Eurocurrency Rate Loans [Member]	Sep. 16, 2011 Credit Facility 2006 [Member] Terminated debt [Member]	Sep. 16, 2011 Term Facility [Member] Terminated debt [Member]	Oct. 31, 2012 Bridge loan [Member]	Apr. 25, 2012 Bridge loan [Member]	Oct. 02, 2012 1.875% Senior notes due 2017 [Member]	Oct. 02, 2012 3.250% Senior notes due 2022 [Member]	Oct. 02, 2012 4.625% Senior notes due 2042 [Member]	Dec. 31, 2012 2009 Senior Notes [Member]	Dec. 31, 2012 2012 Senior Notes [Member]	Aug. 24, 2009 5.00% senior notes due 2014 [Member]	Aug. 24, 2009 6.125% Senior Notes Due 2019 [Member]	Dec. 31, 2012 Senior Notes [Member]	Dec. 02, 2009 Mandatorily Redeemable Preferred Stock [Member]	Dec. 02, 2012 Mandatorily Redeemable Preferred Stock [Member]	Dec. 31, 2011 Mandatorily Redeemable Preferred Stock [Member]
Debt Instrument [Line Items]
Aggregate principal amount of senior notes																												$ 1,200,000,000	$ 1,700,000,000	$ 1,000,000,000			$ 450,000,000	$ 400,000,000
Senior notes, interest rate																												1.88%	3.25%	4.63%			5.00%	6.13%
Maturity of senior notes																												2017	2022	2042			2014	2019
Redemption of senior notes price equal to principal amount																															100.00%	100.00%
Interest rate basis spread				0.50%	1.00%					0.50%	1.00%																	0.20%	0.25%	0.30%	0.40%
Minimum percentage of principal amount of the Senior Notes specified as repurchase price of Senior Notes to be repurchase for cash upon change of control triggering event																															101.00%	101.00%
Senior notes outstanding	6,433,300,000	1,033,000,000																													848,800,000	3,866,100,000						183,200,000
Redemption price of Senior Notes																															Equal to the greater of 100% of the principal amount of the Senior Notes to be redeemed and the sum of the present values of the remaining scheduled payments at the applicable treasury rate on redemption date plus 40 basis points
Repurchase price of Senior Notes for cash upon a change of control																															101% of the principal amount of the 2009 Senior Notes to be repurchased plus accrued and unpaid interest to the date of purchase
Maximum borrowing capacity									1,800,000,000						750,000,000				500,000,000	100,000,000	50,000,000			1,150,000,000	650,000,000
Line of credit facility interest rate description							The base rate is the higher of (a)��the Federal Funds Rate plus 0.50%, (b)��the prime rate as publicly announced by the Administrative Agent or (c)��the one-month London Interbank Offered Rate plus 1.00%
Percentage of margin												0.50%	1.50%									0.25%	1.25%
Term Loan Credit Agreement payment terms							Outstanding principal amount under the Term Loan Credit Agreement is payable in equal quarterly amounts of 2.50% per quarter prior to fifth anniversary of the closing date of the Actavis acquisition starting with the quarter ending March 31, 2013 with the remaining balance payable on the maturity date. Borrowings under the Credit Agreement will mature on the fifth anniversary
Quarterly payable principal percentage							2.50%
Borrowings outstanding						1,800,000,000	1,700,000,000
Debt issuance costs						5,900,000																				37,000,000
Term Loan Credit Agreement prepaid borrowings								100,000,000
Commitment fee to maintain availability of funds														0.15%
Applicable margin, for Line of Credit facilities														0.25% for base rate loans and 1.25% for Eurocurrency rate loans
Maximum consolidated leverage ratio permitted prior to the date of acquisition of Actavis Group														3.5
Maximum consolidated leverage ratio permitted in year one after the date of acquisition of Actavis Group														4.25
Maximum consolidated leverage ratio permitted in year two after the date of acquisition of Actavis Group														4
Maximum consolidated leverage ratio permitted in year three and thereafter after the date of acquisition of Actavis Group														3.5
Litigation, Settlement and unusual Charges														7.50%
Compliance with covenants under the terms of revolving credit facility														The Company is subject to, and, at December 31, 2012, was in compliance with, all financial and operational covenants under the terms of the Revolving Credit Facility.
Net availability under the Revolving Credit Facility														743,300,000
Outstanding letters of credit														6,700,000		0
Revolving facility proceeds	375,000,000	400,000,000																250,000,000
Line of credit facility time period																	5 years
Senior unsecured bridge loan																											6,000,000,000
Issuance of newly designed non-voting Series A Preferred Stock																																				200,000
Issuance of Stock, Transaction Date																																				Dec 2, 2009
Aggregate stated value																																				200,000,000
Business acquisition equity interest issued or issuable per share stated value of non-voting Series A Preferred Stock																																				$ 1,000
Mandatorily Redeemable Preferred Stock, estimated fair value																																				150,000,000
Discount rate of Redeemable Preferred Stock																																					9.63%
Mandatorily redeemable preferred stock aggregate stated value																																				200,000,000
Redemption date of mandatorily redeemable preferred stock in cash																																				Dec 2, 2012
Redemption of redeemable preferred stock																																					200,000,000
Fair value of senior notes greater than the carrying value																																			248,200,000
Total rental expense for operating leases	$ 33,100,000	$ 32,400,000	$ 26,000,000

Long-Term Debt - Schedule of Annual Debt Maturities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Debt Disclosure [Abstract]
2013	$ 170
2014	620
2015	170
2016	170
2017	2,220
2018 and after	$ 3,100

Long-Term Debt - Summary of Future Minimum Lease Payments under Capital and Operating Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Future Minimum Lease Payments Under Capital Leases And Operating Leases For Continuing Operations [Line Items]
2013	$ 7.9
2014	7.8
2015	2.3
2016	1.4
2017	0.6
Thereafter	1.4
Total minimum lease payments	21.4
Less: amount representing interest	(3)
Present value of net minimum lease payments	18.4
Operating [Member]
Future Minimum Lease Payments Under Capital Leases And Operating Leases For Continuing Operations [Line Items]
2013	38.1
2014	32.1
2015	26.9
2016	17.6
2017	13
Thereafter	56.2
Total minimum lease payments	$ 183.9

Long-Term Debt - Summary of Assets Recorded under Capital Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Property Subject to or Available for Operating Lease [Line Items]
Assets under capital leases	$ 15.7
Machinery & Equipment [Member]
Property Subject to or Available for Operating Lease [Line Items]
Assets under capital leases	7.9
Furniture & Fixtures [Member]
Property Subject to or Available for Operating Lease [Line Items]
Assets under capital leases	0.8
Building & Improvements [Member]
Property Subject to or Available for Operating Lease [Line Items]
Assets under capital leases	0.5
Land [Member]
Property Subject to or Available for Operating Lease [Line Items]
Assets under capital leases	$ 6.5

Other Long-Term Liabilities - Other Long-Term Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Long Term Liabilities [Line Items]
Other long-term liabilities	$ 107.1	$ 19.4
Other long-term liabilities, gross	514.5	201
Less: Current portion included in accounts payable and accrued expenses	351.9	128.3
Total other long-term liabilities	162.6	72.7
Contingent consideration liabilities [Member]
Other Long Term Liabilities [Line Items]
Other long-term liabilities, gross	363.1	181.6
Long term pension liability [Member]
Other Long Term Liabilities [Line Items]
Other long-term liabilities, gross	$ 44.3

Income Taxes - Schedule of Income Before Provision for Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income before income taxes:
Income before income taxes, U.S.	$ 730.6	$ 731.4	$ 391.6
Income before income taxes, Foreign	(485.5)	(275.4)	(141)
Income before income taxes and noncontrolling interest	$ 245.1	$ 456	$ 250.6

Income Taxes - Schedule of Provision for Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current provision:
Current provision, Federal	$ 328.5	$ 301.2	$ 161.4
Current provision, State	18	10.8	14.9
Current provision, Foreign	21.3	11.8	9.3
Total current provision	367.8	323.8	185.6
Deferred (benefit) provision:
Deferred (benefit) provision, Federal	(75.5)	(53.2)	(54.1)
Deferred (benefit) provision, State	5.6	(3.9)	(10.2)
Deferred (benefit) provision, Foreign	(151.1)	(69.8)	(54)
Total deferred (benefit) provision	(221)	(126.9)	(118.3)
Total provision for income taxes	$ 146.8	$ 196.9	$ 67.3

Income Taxes - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Tax (benefit) from stock option plan		$ 13.7	$ 14.6	$ 6.7
Total net deferred tax liability increased		786.5
Net operating losses		320.8	536.2	305.4
Deferred income taxes have not been provided on the undistributed earnings of certain of the Company foreign		242.7
Accrued withholding taxes		8
Liability for income tax associated with uncertain tax positions		103.7	71.2	68	72.2
Reduced tax benefits		28.4
Unrecognized amount that would favorably affect Company's effective tax rate		75.3
Interest and penalties related to uncertain tax position recognized in tax expense		1.3	2.2	2.3
Interest and penalties related to tax positions accrued		9.5	4.2	2.4
Tax benefit on penalties and interest accrued		4.4	2.6	1.8
Tax reserves	7.8
Tax valuation allowance [Member]
Income Taxes [Line Items]
Net operating losses		(89.7)
Some foreign deferred tax assets		6.7
Some impaired investments		5.2
State and Local Jurisdiction [Member]
Income Taxes [Line Items]
Net operating loss carry forward		68.1
Foreign Intangible Amortization [Member]
Income Taxes [Line Items]
Net operating loss carry forward		441.7
Net operating loss carry forward subject to expiration		296
Tax credit in foreign jurisdiction		87.8
Tax credit in foreign jurisdiction begin to expire		$ 22.1

Income Taxes - Schedule of Reconciliations Between Statutory Federal Income Tax Rate and Company's Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation Of Effective Income Tax Rate [Line Items]
Federal income tax at statutory rates	35.00%	35.00%	35.00%
State income taxes, net of federal benefit	5.50%	2.40%	1.60%
Foreign rate differential	(3.70%)	1.90%	2.80%
Effect of Ascent reorganization	(15.00%)	0.00%	0.00%
Loss on foreign currency hedge	10.10%	0.00%	0.00%
Tax audit outcomes	(7.00%)	(1.40%)	(7.80%)
Non-deductible expenses	5.90%	2.50%	5.00%
R&D credit and U.S. manufacturing deduction	(4.50%)	(3.70%)	(3.70%)
Rate changes	2.80%	(1.20%)	(4.30%)
Transaction costs	2.70%	0.20%	0.00%
Valuation allowance	(1.60%)	1.40%	(1.40%)
Sale of subsidiary	0.00%	0.00%	(2.10%)
Other	2.60%	(0.60%)	1.10%
Effective income tax rate	59.90%	43.20%	26.90%
Foreign Intangible Amortization [Member]
Reconciliation Of Effective Income Tax Rate [Line Items]
Foreign intangible amortization	18.70%	6.10%	0.00%
Foreign impairments	8.40%	0.60%	0.70%

Income Taxes - Schedule of Components Company's Net Deferred Tax Assets (Liabilities) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Benefits from net operating loss and tax credit carryforwards	$ 248.1	$ 101.3
Differences in financial statement and tax accounting for:
Inventories, receivables and accruals	342.2	163.9
Deferred revenue	6.3	9.9
Share-based compensation	24	19.4
Other	49.7	18.3
Total deferred tax asset, gross	670.3	312.8
Less: Valuation allowance	(101.6)	(37.8)
Total deferred tax asset, net	568.7	275
Property, equipment and intangible assets	(906.9)	(288.1)
Basis difference in debt	(269.6)
Deferred interest expense	(76.3)	(76.3)
Total deferred tax liabilities	(1,252.8)	(364.4)
Total deferred taxes	$ (684.1)	$ (89.4)

Income Taxes - Schedule of Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Balance at the beginning of the year	$ 71.2	$ 68	$ 72.2
Increases for current year tax positions	4.3	8.5	5.9
Increases for prior year tax positions	6.7	11	20.1
Increases due to acquisitions	41.9
Decreases for prior year tax positions	(10.4)	(14.9)	(27.5)
Settlements	(9.3)	(1.2)	(2.3)
Lapse of applicable statue of limitations	(1.3)	(0.2)	(0.4)
Foreign Exchange	0.6
Balance at the end of the year	$ 103.7	$ 71.2	$ 68

Stockholders' Equity - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 02, 2012	Dec. 02, 2009
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Preferred stock, shares authorized	2.5	2.5
Mandatorily redeemable preferred stock issued				200,000
Mandatorily redeemable preferred stock redemption value					$ 200
Common shares reserved for issuance under share-based compensation arrangements	7.7
Stock option plans exercisable period	Over three to five years
Stock option awards expiration	10 years
Total intrinsic value of option exercised	24.4	24.3
Repurchase of common shares	0.3	0.3
Repurchase of common stock	16.1	14.2	6.3
Unrealized gains on securities included in accumulated other comprehensive income (loss)	0.1	0.1
Foreign currency translation adjustment included in Accumulated other comprehensive income (loss)	36.7	(76.6)
Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Total unrecognized compensation expense related to restricted stock grants	$ 51.3
Remaining weighted average period related to restricted stock grants	1 year 4 months 24 days
Minimum [Member] | Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Restricted stock awards vesting period	1 year
Maximum [Member] | Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Restricted stock awards vesting period	4 years
Non-employee directors [Member] | Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Restricted stock awards restrictions eliminated period	After one year
Employees [Member] | Minimum [Member] | Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Restricted stock awards vesting period	2 years
Employees [Member] | Maximum [Member] | Restricted stock [Member]
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Restricted stock awards vesting period	4 years

Stockholders' Equity - Summary of Company's Stock Option Plans (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Options, Outstanding, Beginning Balance	1.7
Options, Granted
Options, Exercised	(0.6)
Options, Cancelled
Options, Outstanding, Ending Balance	1.1
Options, Vested and expected to vest	1.1
Options, exercisable	1.1
Weighted Average Exercise Price, Outstanding, Beginning Balance	$ 31.74
Weighted Average Exercise Price, Granted
Weighted Average Exercise Price, Exercised	$ 32.18
Weighted Average Exercise Price, Cancelled
Weighted Average Exercise Price, Outstanding, Ending Balance	$ 31.5
Weighted Average Exercise Price, Vested and expected to vest	$ 31.5
Weighted Average Exercise Price, Options exercisable	$ 31.5
Weighted Average Remaining Contractual Term (Years), Outstanding, Beginning Balance
Weighted Average Remaining Contractual Term (Years), Granted
Weighted Average Remaining Contractual Term (Years), Exercised
Weighted Average Remaining Contractual Term (Years), Cancelled
Weighted Average Remaining Contractual Term (Years), Outstanding, Ending Balance	3 years 1 month 6 days
Weighted Average Remaining Contractual Term (Years), Vested and expected to vest	3 years 1 month 6 days
Weighted Average Remaining Contractual Term (Years), Options exercisable	3 years 1 month 6 days
Aggregate Intrinsic Value, Outstanding, Beginning Balance
Aggregate Intrinsic Value, Granted
Aggregate Intrinsic Value, Exercised
Aggregate Intrinsic Value, Cancelled
Aggregate Intrinsic Value, Outstanding, Ending Balance	62.1
Aggregate Intrinsic Value, Vested and expected to vest	62.1
Aggregate Intrinsic Value, Options exercisable	$ 62.1

Stockholders' Equity - Summary of Changes in Restricted Stock Grants (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted Average Remaining Contractual Term (Years), Cancelled
Restricted stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares, Restricted shares outstanding, Beginning Balance	2.5
Shares, Granted	0.9
Shares, Vested	(0.7)
Shares, Cancelled	(0.1)
Shares, Restricted shares outstanding, Ending Balance	2.6
Weighted Average Grant Date Fair Value, Restricted shares outstanding, Beginning Balance	44.37
Weighted Average Grant Date Fair Value, Granted	66.03
Weighted Average Grant Date Fair Value, Vested	62.84
Weighted Average Grant Date Fair Value, Cancelled	51.49
Weighted Average Grant Date Fair Value, Restricted shares outstanding, Ending Balance	46.92
Weighted Average Remaining Contractual Term (Years), Restricted shares outstanding, Beginning Balance	1 year 6 months
Weighted Average Remaining Contractual Term (Years), Granted
Weighted Average Remaining Contractual Term (Years), Vested
Weighted Average Remaining Contractual Term (Years), Cancelled
Weighted Average Remaining Contractual Term (Years), Restricted shares outstanding, Ending Balance	1 year 4 months 24 days
Aggregate Intrinsic Value, Restricted shares outstanding, Beginning Balance	110.8
Aggregate Intrinsic Value, Granted	64.9
Aggregate Intrinsic Value, Vested	(46.9)
Aggregate Intrinsic Value, Cancelled	(6)
Aggregate Intrinsic Value, Restricted shares outstanding, Ending Balance	122.8

Segments - Additional Information (Detail)	12 Months Ended
Dec. 31, 2012 Segment
Segment Reporting [Abstract]
Number of reportable segments	3

Segments - Schedule of Net Revenues, Operating Expenses Contribution Information by Reportable Segment (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Information [Line Items]
Net revenues	$ 5,914.9	$ 4,584.4	$ 3,566.9
Operating expenses:
Cost of sales	3,390.4	2,564.9	1,998.5
Research and development	401.8	295.4	296.1
Selling and marketing	546.5	401.8	320
Corporate general and administrative	624.8	353.1	436.1
Amortization	481.1	354.3	180
Loss on asset sales and impairments, net	149.5	78.7	30.8
Operating income	320.8	536.2	305.4
Actavis Pharma Segment [Member]
Segment Information [Line Items]
Product sales	4,385.2	3,320.2	2,268.9
Other revenue	60.9	47	69.5
Net revenues	4,446.1	3,367.2	2,338.4
Operating expenses:
Cost of sales	2,428.4	1,817.8	1,198.9
Research and development	255.6	227.7	194.6
Selling and marketing	281.2	156	111.9
Segment contribution	1,480.9	1,165.7	833
Contribution margin	33.30%	34.60%	35.60%
Actavis Specialty Brands Segment [Member]
Segment Information [Line Items]
Product sales	411.6	364.9	316.3
Other revenue	70.8	76.1	81.5
Net revenues	482.4	441	397.8
Operating expenses:
Cost of sales	115.4	94.4	88.4
Research and development	146.2	67.7	101.5
Selling and marketing	175.5	168.6	137.8
Segment contribution	45.3	110.3	70.1
Contribution margin	9.40%	25.00%	17.60%
Anda Distribution Segment [Member]
Segment Information [Line Items]
Product sales	986.4	776.2	830.7
Other revenue
Net revenues	986.4	776.2	830.7
Operating expenses:
Cost of sales	846.6	652.7	711.2
Research and development
Selling and marketing	89.8	77.2	70.3
Segment contribution	50	46.3	49.2
Contribution margin	5.10%	6.00%	5.90%
Total Segment Contribution [Member]
Operating expenses:
Segment contribution	$ 1,576.2	$ 1,322.3	$ 952.3

Segments - Schedule of Net Product Sales by Geographic Areas (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Information [Line Items]
Net product sales, geographic areas	$ 5,783.2	$ 4,461.3	$ 3,415.9
United States [Member]
Segment Information [Line Items]
Net product sales, geographic areas	4,718.8	3,960.6	2,990.1
International [Member]
Segment Information [Line Items]
Net product sales, geographic areas	$ 1,064.4	$ 500.7	$ 425.8

Segments - Schedule of Net Product Sales by Therapeutic Categories (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Information [Line Items]
Net product sales, therapeutic categories	$ 5,783.2	$ 4,461.3	$ 3,415.9
Central nervous system [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	1,964	1,517.4	907.6
Cardiovascular [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	1,298.5	977.2	594.6
Hormones and synthetic substitutes [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	868.5	724.7	682.3
Anti-infective agents [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	267.9	197.9	161.5
Urology [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	174	140.5	127.3
Other [Member]
Segment Information [Line Items]
Net product sales, therapeutic categories	$ 1,210.3	$ 903.6	$ 942.6

Business Restructuring Charges - Schedule of Activity Related to Business Restructuring and Facility Rationalization (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	$ 14.1	$ 20
Assumed Liability Actavis Group	20.6
Charged to Expense	47.3	16.1	45.1
Cash Payments	(15.2)	(16.9)
Non-cash Adjustments	(1.7)	(5.1)
Accrual, ending balance	65.1	14.1	20
Severance and retention [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	7.9	12.9
Assumed Liability Actavis Group	1
Charged to Expense	7.9	1.1
Cash Payments	(0.6)	(6.1)
Non-cash Adjustments	(1.3)
Accrual, ending balance	14.9	7.9
Product transfer costs [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	0.3	1.4
Charged to Expense	4.7	3.2
Cash Payments	(4.5)	(4.3)
Accrual, ending balance	0.5	0.3
Facility decommission costs [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	1.2	1.6
Assumed Liability Actavis Group	6.2
Charged to Expense	0.8	1.1
Cash Payments	(0.7)	(1.5)
Non-cash Adjustments	(0.2)
Accrual, ending balance	7.3	1.2
Accelerated depreciation [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance
Charged to Expense	0.3	3.8
Non-cash Adjustments	(0.3)	(3.8)
Research and development [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	3.8	3.1
Assumed Liability Actavis Group	1.4
Charged to Expense	1.1	3.9
Cash Payments	(2.9)	(3.2)
Accrual, ending balance	3.4	3.8
Accelerated depreciation - R&D [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance
Charged to Expense	0.2	1
Non-cash Adjustments	(0.2)	(1)
Selling, general and administrative [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	0.9	1
Assumed Liability Actavis Group	12
Charged to Expense	32.3	1.7
Cash Payments	(6.5)	(1.8)
Non-cash Adjustments	0.3
Accrual, ending balance	39	0.9
Accelerated depreciation - S,G&A [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance
Charged to Expense		0.3
Non-cash Adjustments		(0.3)
Cost of sales [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	9.4	15.9
Assumed Liability Actavis Group	7.2
Charged to Expense	13.7	9.2
Cash Payments	(5.8)	(11.9)
Non-cash Adjustments	(1.8)	(3.8)
Accrual, ending balance	22.7	9.4
Operating expenses [Member]
Restructuring Cost and Reserve [Line Items]
Accrual, beginning balance	4.7	4.1
Assumed Liability Actavis Group	13.4
Charged to Expense	33.6	6.9
Cash Payments	(9.4)	(5)
Non-cash Adjustments	0.1	(1.3)
Accrual, ending balance	$ 42.4	$ 4.7

Business Restructuring Charges - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring And Related Activities [Abstract]
Restructuring charges recognized	$ 47.3	$ 16.1	$ 45.1

Derivative Instruments and Hedging Activities - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Oct. 09, 2012 USD ($)
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative amount contract for acquisition		€ 4,250,000,000
Foreign currency option premium payable			156,800,000
Net loss on the derivative contracts	$ 70,400,000

Fair Value Measurement - Schedule of Financial Assets and Liabilities Measured at Fair Value on Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets:
Marketable securities	$ 9	$ 14.9
Fair Value, Measurements, Recurring [Member]
Assets:
Marketable securities	9	14.9
Liabilities:
Contingent consideration	363.1	181.6
Level 1 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Marketable securities	9	14.9
Liabilities:
Contingent consideration
Level 2 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Marketable securities
Liabilities:
Contingent consideration
Level 3 [Member] | Fair Value, Measurements, Recurring [Member]
Assets:
Marketable securities
Liabilities:
Contingent consideration	$ 363.1	$ 181.6

Fair Value Measurement - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Cost of sales	$ 3,390.4	$ 2,564.9	$ 1,998.5
Loss (gain) on asset sales and impairments	149.5	78.7	30.8
Interest expense	116.7	81.8	84.1
Contingent consideration obligations [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Cost of sales	1
Loss (gain) on asset sales and impairments	(27.5)
Interest expense	$ 5.2

Fair Value Measurement - Summary of Changes in Fair Value of all Financial Assets and Liabilities Measured at Fair Value on Recurring Basis Using Significant Unobservable Inputs (Detail) (Contingent consideration obligations [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Contingent consideration obligations [Member]
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 181.6	$ 198.5
Net transfers in to (out of) Level 3
Purchases and settlements, net	197.3	37.2
Net accretion and fair value adjustments	(21.3)	(51.1)
Foreign currency translation	5.5	(3)
Ending Balance	$ 363.1	$ 181.6

Commitments and Contingencies - Additional Information (Detail) (USD $)	Dec. 31, 2012	Feb. 03, 2009 Androgel Antitrust Litigation [Member] Cases	Dec. 31, 2012 Medical West Ballas Pharmacy, LTD [Member]	Dec. 31, 2012 Hormone Replacement Therapy Litigation [Member] LegalMatter Plaintiff	Dec. 31, 2012 Hormone Replacement Therapy Litigation [Member] Stroke [Member] Cases	Dec. 31, 2012 Cipro Litigation [Member] Cases	Dec. 31, 2012 Drug pricing actions settlement [Member]	Dec. 31, 2012 Fentanyl Transdermal System Litigation [Member] Plaintiff LegalMatter	Dec. 31, 2012 Metoclopramide Litigation [Member] LegalMatter	Dec. 31, 2012 Alendronate Litigation [Member] LegalMatter Plaintiff	Dec. 31, 2012 Alendronate Litigation [Member] California [Member] LegalMatter	Dec. 31, 2012 Alendronate Litigation [Member] New Jersey [Member] Cases	Nov. 09, 2012 Ferring B.V. [Member] Cases	Nov. 25, 2011 Ferring B.V. [Member] Cases	Jul. 07, 2011 Ferring B.V. [Member] Cases	Dec. 31, 2012 Ferring B.V. [Member] LegalMatter
Loss Contingencies [Line Items]
Accrued expenses	$ 230,800,000						$ 154,400,000
Approximately cases filed against Watson		3			2	42							1	1	1
Approximately number of cases pending against company				32				10	2,000	380	7	350				3
Approximate number of plaintiffs				32				21		465
Minimum statutory damages per violation			$ 500
Cases have been consolidated in the U.S. District Court										18

Subsequent Events - Additional Information (Detail) (Subsequent Event [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Subsequent Event [Member]
Subsequent Event [Line Items]
Cash consideration	$ 150
Potential future milestone payments	$ 155